                           20 Washington Avenue South

                          Minneapolis, Minnesota 55401

                           ---------------------------

                                FLEXDESIGN(R) VUL

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                                    ISSUED BY

                     RELIASTAR SELECT*LIFE VARIABLE ACCOUNT

                                       OF
                        RELIASTAR LIFE INSURANCE COMPANY

     ReliaStar Life Insurance Company is offering the flexible premium variable life insurance policy described in this prospectus. ReliaStar designed the
Policy to provide (1) a death benefit payable when the insured person dies; and
(2) maximum flexibility regarding premium payments and death benefits. Subject to certain restrictions, Policy owners may:

     *    vary the frequency and amount of premium payments;

     *    increase or decrease the level of death benefits payable under the
          Policy; and

     *    allocate premiums to:

          --   the Fixed Account, an account that provides a minimum specified rate of interest; and

          --   Sub-Accounts of ReliaStar Select*Life Variable Account, a
               variable account allowing you to invest in certain portfolios of the following Funds:

AIM Variable Insurance Funds                     Janus Aspen Series
The Alger American Fund                          Neuberger Berman Advisers Management Trust
Fidelity Variable Insurance Products Fund        OCC Accumulation Trust
Fidelity Variable Insurance Products Fund II     Pilgrim Variable Products Trust
The GCG Trust                                    Putnam Variable Trust

     If you allocate net premiums to Sub-Accounts of ReliaStar Select*Life
Variable Account, the amount of the Policy's death benefit may, and the total value attributed to a Policy will, vary to reflect the investment performance of the Sub-Accounts you select.

     The Policy's primary purpose is to provide insurance protection for the beneficiary. ReliaStar does not claim that investing in the Policy is in any way similar or comparable to a systematic investment plan of a mutual fund. Please note that replacing your existing insurance coverage with the Policy might not be to your advantage.

     Generally, the Policy will remain in force as long as the cash surrender value (that is, the amount that ReliaStar would pay if you surrender the Policy)
is sufficient to pay certain monthly charges. However, under certain circumstances the Policy provides a death benefit guarantee that allows the
Policy to remain in force without regard to the cash surrender value (See "Death
Benefit Guarantee").

     INTERESTS IN THE POLICIES AND SHARES OF THE FUNDS ARE NOT DEPOSITS OR
OBLIGATIONS OF OR GUARANTEED BY A BANK, AND ARE NOT FEDERALLY INSURED BY THE
FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE SECURITIES OR
DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.

     Please read this prospectus carefully and keep it for future reference.
Call 1-800-456-6965 to obtain a current prospectus for any of the Funds. The current prospectuses for the Funds accompany this prospectus and should be read in conjunction with this prospectus.

THE DATE OF THIS PROSPECTUS IS MAY 1, 2001

                                        1

                                TABLE OF CONTENTS

DEFINITIONS.............................................................. 5

PART 1. SUMMARY

PART 2. DETAILED INFORMATION

                                        2

Illustration of Policy Benefits........................................- 31

  General Option.......................................................- 38

                                        3

 Distributions from Policies That Are Not Modified Endowment Contracts.. 46

THE POLICY MAY NOT BE AVAILABLE IN ALL JURISDICTIONS. THIS PROSPECTUS
CONSTITUTES AN OFFERING OR SOLICITATION ONLY IN THOSE JURISDICTIONS WHERE SUCH
OFFERING OR SOLICITATION MAY LAWFULLY BE MADE.

RELIASTAR HAS NOT AUTHORIZED ANY PERSON TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS REGARDING THE POLICY OTHER THAN THOSE CONTAINED IN THIS
PROSPECTUS OR THE ACCOMPANYING FUND PROSPECTUSES. DO NOT RELY ON ANY SUCH
INFORMATION OR REPRESENTATIONS.

                                        4

DEFINITIONS

ACCUMULATION VALUE. The total value attributable to a specific Policy, which equals the sum of the Variable Accumulation Value (the total of the values in each Sub-Account of the Variable Account) and the Fixed Accumulation Value
   (the value in the Fixed Account). See "Accumulation Value" at page 30, and
   Appendix B.

AGE. The Insured's age at the last birthday determined as of the beginning of each Policy Year.

CASH SURRENDER VALUE. The Accumulation Value less any Surrender Charge, Loan
   Amount and unpaid Monthly Deductions.

CASH VALUE. The Accumulation Value less any Surrender Charge.

CODE. Internal Revenue Code of 1986, as amended.

DEATH BENEFIT. The amount determined under the applicable Death Benefit Option.
   We will reduce the proceeds payable to the beneficiary upon the Insured's death by any Loan Amount and any unpaid Monthly Deductions. See "Death
   Benefit" at page 22.

DEATH BENEFIT GUARANTEE. A feature guaranteeing that the Policy will not lapse during the Death Benefit Guarantee Period specified in your Policy if, on each Monthly Anniversary, the total premiums paid on the Policy, less any partial withdrawals and any Loan Amount, equals or exceeds the total required
   Minimum Monthly Premium payments specified in your Policy. See "Death Benefit
   Guarantee" at page 29.

DEATH BENEFIT OPTION. One of three death benefit options available under the
   Policy (the Level Amount Option, the Variable Amount Option, and the Face
   Amount Plus Premium Amount Option). See "Death Benefit -- Death Benefit
   Options" at page 23.

FACE AMOUNT. The minimum Death Benefit under the Policy as long as the Policy remains in force except for Option C when withdrawals exceed premiums. See
   "Death Benefit" at page 22.

FIXED ACCOUNT. ReliaStar Life Insurance Company's assets other than those allocated to the Variable Account or any other separate account. See Appendix
   A.

FIXED ACCUMULATION VALUE. The value attributable to a specific Policy based on amounts in the Fixed Account. Unlike the Variable Accumulation Value, the
   Fixed Accumulation Value will not reflect the investment performance of the
   Funds. See "Accumulation Value" at page 30 and Appendix B.

FUNDS. Any open-end management investment company (or portfolio thereof) or unit investment trust (or series thereof) in which a Sub-Account invests. See
   "Summary" at page 7 and "Investments of the Variable Account" at page 20.

INITIAL PREMIUM TRANSFER DATE. The Initial Premium Transfer Date shown on the
   Policy Data Page. It is generally 16 days after the print date of the Policy or if later the date we receive from you final material required to put the
   Policy in force. This may vary by state.

INSURED. The person upon whose life we issue the Policy.

ISSUE DATE. The date insurance coverage under a Policy begins.

LOAN AMOUNT. The sum of all unpaid Policy loans including unpaid interest due thereon. See "Policy Loans" at page 35.

MINIMUM MONTHLY PREMIUM. A monthly premium amount that we determine when we issue the Policy. Your Policy will specify this amount. See "Death Benefit
   Guarantee" at page 29.

MONTHLY ANNIVERSARY. The same date in each succeeding month as the Policy Date.
   If the Monthly Anniversary falls on a date other than a Valuation Date, then the Monthly Anniversary will be the next Valuation Date. The first Monthly
   Anniversary is on the Policy Date.

MONTHLY DEDUCTION. A monthly charge we deduct from the Accumulation Value of the
   Policy. See "Deductions and Charges -- Monthly Deduction" at page 18.

NET PREMIUM. The premium you pay less a Premium Expense Charge.

                                        5

PLANNED PERIODIC PREMIUM. The scheduled premium you select of a level amount at a fixed interval. The Policy will show the initial Planned Periodic Premium you select. See "Payment and Allocation of Premiums -- Planned Periodic
   Premiums" at page 28.

POLICY. FlexDesign(R) VUL, the flexible premium variable life insurance policy described in this prospectus.

POLICY ANNIVERSARY. The same date in each succeeding year as the Policy Date. If the Policy Anniversary falls on a date other than a Valuation Date, the
   Policy Anniversary will be the next Valuation Date.

POLICY DATE. The date shown on your Policy that ReliaStar uses to determine
   Policy Years, Policy Months, Monthly Anniversaries, and Policy Anniversaries.

POLICY MONTH. A one-month period beginning on a Monthly Anniversary.

POLICY YEAR. A 12-month period beginning on a Policy Anniversary.

PREMIUM EXPENSE CHARGE. An amount (currently 5%) ReliaStar deducts from each premium payment resulting in the Net Premium. See "Deductions and Charges --
   Premium Expense Charge" at page 17.

RATE CLASS. A group of Insureds we determine based on our expectation that they will have similar mortality experience.

SEC. Securities and Exchange Commission.

SIGNATURE GUARANTEE. A guarantee of your signature by a member firm of the New
   York, American, Boston, Midwest, Philadelphia, or Pacific Stock Exchange, or
   by a commercial bank which is a member of the Federal Deposit Insurance
   Corporation, or, in certain cases, by a member firm of the National
   Association of Securities Dealers, Inc. that has entered into an appropriate agreement with us.

SUB-ACCOUNT. A sub-division of the Variable Account that invests exclusively in the shares of a specified Fund.

SURRENDER CHARGE. A charge imposed upon total surrender or lapse of the Policy during the first 10 Policy Years and the first 10 years following any requested increase in Face Amount. See "Deduction and Charges -- Surrender
   Charge" at page 19.

UNIT VALUE. The unit measure by which we determine the value of the Policy's interest in each Sub-Account. See Appendix B.

VALUATION DATE. Each day the New York Stock Exchange is open for business except for days that a Sub-Account's corresponding Fund does not value its shares.
   The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day; Rev. Dr. Martin Luther King, Jr. Day;
   Presidents' Day; Good Friday; Memorial Day; July Fourth; Labor Day;
   Thanksgiving Day; and Christmas Day. See Appendix A.

VALUATION PERIOD. The period beginning at the close of business on a Valuation
   Date and ending at the close of business on the next Valuation Date. See
   Appendix A.

VARIABLE ACCOUNT. ReliaStar Select*Life Variable Account, a separate investment account we established to receive and invest Net Premiums paid under the
   Policy and other variable life insurance policies we issue. See "The Variable
   Account" at page 11.

VARIABLE ACCUMULATION VALUE. The value attributable to a specific Policy based on amounts in the Variable Account. See "Accumulation Value" at page 30 and
   Appendix B.

WE, US, OUR, THE COMPANY, OR RELIASTAR. ReliaStar Life Insurance Company.

YOU, YOUR. The Policy owner as designated in the application for the Policy or as subsequently changed. If a Policy has been absolutely assigned, the assignee is the Policy owner. A collateral assignee is not the Policy owner.

                                        6

PART 1. SUMMARY

     This is a brief summary of the Policy's features. Please read the entire
Prospectus and the Policy for more detailed information.

THE POLICY

     Your Policy provides life insurance protection on the Insured. The Policy includes the basic Policy, applications, and riders or endorsements. As long as the Policy remains in force, we pay a Death Benefit at the death of the Insured.
While your Policy is in force, you may access a portion of your Cash Surrender
Value by taking loans or partial withdrawals.

     Life insurance is not a short-term investment. You should evaluate your need for life insurance coverage and this Policy's long-term potential and risks before purchasing a Policy.

     We pay compensation to firms for sales of this Policy. See "Distribution of the Policies."

     Under current Federal tax law, as long as the Policy qualifies as life insurance, Accumulation Value increases will be subject to the same Federal income tax treatment as traditional life insurance cash values. Therefore, any increases should accumulate on a tax deferred basis until you request a distribution. See "Federal Tax Matters -- Tax Status of the Policy." The
following chart outlines the various features, charges, and expenses of the
Policies. Additional, detailed information pertaining to charges and expenses is contained in this Summary and in "Deductions and Charges."

                           HOW FLEXDESIGN(R) VUL WORKS

                                        7

FREE LOOK RIGHTS         *  If you return the Policy to us by midnight of the
                            10th day after you receive it, we will send you a
                            refund of all premiums paid unless otherwise
                            stipulated by state law. See "Free Look and
                            Conversion Rights -- Free Look Rights."

                         *  Certain states may require a longer period of time
                            for the free look period and refund a different
                            amount.

PREMIUM PAYMENTS         *  You choose when to pay and how much to pay.
                         *  We may refuse to accept any premium less than $25.
                         *  You cannot pay additional premiums after Age 100
                            except as needed to keep your Policy in force for
                            the remainder of the current Policy Year.
                         *  We may refuse any premium that would disqualify your
                            Policy as life insurance under Section 7702 of the
                            Code.
                         *  You may be required to pay premiums to maintain the
                            Death Benefit Guarantee in order to keep the Policy
                            in force during at least the first several Policy
                            Years. See "Death Benefit Guarantee" and "Payment
                            and Allocation of Premiums -- Amount and Timing of
                            Premiums."
                         *  We deduct a Premium Expense Charge (5.00% of each
                            premium payment) and credit the remaining premium
                            (the Net Premium) to the Variable Account or the
                            Fixed Account according to your instructions. See
                            "Deductions and Charges -- Premium Expense Charge."

CHARGES AGAINST          We will deduct the Premium Expense Charge from each
PREMIUM PAYMENTS         premium payment. The charge is 5.00% in all Policy
                         Years. See "Deduction and Charges -- Premium Expense
                         Charge".

CHARGES AGAINST THE      The Accumulation Value of the Policy is subject to the
ACCUMULATION VALUE       Monthly Deduction charges. Except for the Monthly
                         Mortality and Expense Risk Charge, we will deduct the
                         Monthly Deduction each month from both the Fixed
                         Accumulation Value and the Variable Accumulation Value
                         on a proportionate basis depending on their relative
                         Accumulation Values at that time. We will deduct the
                         Monthly Mortality and Expense Risk Charge on a
                         proportionate basis from each Sub-Account of the
                         Variable Account depending on their relationship to the
                         Variable Accumulation Value at that time. See
                         "Deductions and Charges -- Monthly Deduction".

                         The Monthly Deduction includes:

                         *  A charge for the cost of insurance -- varies based
                            on the Insured's Sex, Age, Rate Class and Face
                            Amount.
                         *  Monthly Administrative Charge -- currently $8.25 per
                            month and guaranteed not to exceed $12.00 per month.
                         *  Monthly Mortality and Expense Risk Charge --
                            currently equal to 1/12 of .35% of the Variable
                            Accumulation Value and guaranteed not to exceed 1/12
                            of .60% of the Variable Accumulation Value.
                         *  Monthly Amount Charge -- a monthly charge that
                            varies by the Insured's Issue Age, Sex and Face
                            Amount and is assessed during the first 10 Policy
                            Years (and first 10 years after a Face Amount
                            increase). The maximum amount of this charge is
                            $3.333 per $1,000 of Face Amount for a male Issue
                            Age 85.
                         *  Any charges for optional insurance benefits -- vary
                            depending upon the benefit(s) selected.

                                        8

CHARGE UPON LAPSE        *  We assess a Surrender Charge if your Policy lapses
OR TOTAL SURRENDER OF       or if you surrender the Policy during the first 10
THE POLICY                  Policy Years (or during the first 10 years following
                            a Face Amount increase).
                         *  We will determine the maximum Surrender Charge for
                            the initial Face Amount and any requested increases
                            in Face Amount on the Policy Date and on the
                            effective date of any such requested increase.
                         *  The Surrender Charge for the initial Face Amount
                            will depend on the initial Face Amount, the
                            Insured's Age on the Policy Date, and the Insured's
                            sex.
                         *  You do not pay this charge if the Policy remains in
                            force during the entire relevant 10-year period. See
                            "Deductions and Charges -- Surrender Charge".

TRANSFER AND PARTIAL     We currently make no charge for the first 24
WITHDRAWAL CHARGES       transfers in a Policy Year, and assess a $25 charge
                         for each subsequent transfer. We currently assess a
                         $10 charge for each partial withdrawal. We guarantee
                         that the transfer charge and the partial withdrawal
                         charge will not exceed $25 per transfer or partial
                         withdrawal. We do not and will not impose the transfer
                         charge on transfers that occur as a result of Policy
                         loans or the exercise of conversion rights.

INVESTMENT ADVISORY FEES AND OTHER FUND EXPENSES

     Because the Variable Account purchases shares of the Funds, the net asset value of the Variable Account's investments will reflect the investment advisory fees and other expenses incurred by the Funds. Set forth on this and the next page is information provided by each Fund on its total annual expenses for the year ended December 31, 2000 as a percentage of the Fund's average net assets.
We have not independently verified this information. See the prospectuses for the Funds for more information concerning these expenses.

                                                          INVESTMENT              TOTAL        FEES AND     TOTAL NET
                                                          MANAGEMENT    OTHER   PORTFOLIO  EXPENSES WAIVED  PORTFOLIO
PORTFOLIO                                                    FEES     EXPENSES   EXPENSES   OR REIMBURSED   EXPENSES
---------                                                 ----------  --------  ---------  ---------------  ---------
AIM VARIABLE INSURANCE FUNDS
AIM V.I. Dent Demographic Trends Fund (a) (b) ...........     0.85%      0.78%     1.63%        0.13%          1.50%
THE ALGER AMERICAN FUND
Alger American Growth Portfolio (a) .....................     0.75%      0.04%     0.79%        N/A            0.79%
Alger American Leveraged AllCap Portfolio (a) ...........     0.85%      0.05%     0.90%        N/A            0.90%
Alger American MidCap Growth Portfolio (a) ..............     0.80%      0.04%     0.84%        N/A            0.84%
Alger American Small Capitalization Portfolio (a) .......     0.85%      0.05%     0.90%        N/A            0.90%
FIDELITY VARIABLE INSURANCE PRODUCTS FUND
Fidelity VIP Equity-Income Portfolio --
 Initial Class (a) (d) ..................................     0.48%      0.08%     0.56%        N/A            0.56%
Fidelity VIP Growth Portfolio -- Initial Class (a) (d)        0.57%      0.08%     0.65%        N/A            0.65%
Fidelity VIP High Income Portfolio --
 Initial Class (a) (d) ..................................     0.58%      0.10%     0.68%        N/A            0.68%
Fidelity VIP Money Market Portfolio --
 Initial Class (c) ......................................     0.27%      0.08%     0.35%        N/A            0.35%
Fidelity VIP II Contrafund Portfolio --
 Initial Class (a) (d) ..................................     0.57%      0.09%     0.66%        N/A            0.66%
Fidelity VIP II Index 500 Portfolio --
 Initial Class (a) (e) ..................................     0.24%      0.09%     0.33%        N/A            0.33%
Fidelity VIP II Investment Grade Bond Portfolio --
 Initial Class (a) ......................................     0.43%      0.11%     0.54%        N/A            0.54%
THE GCG TRUST
Fully Managed Series ....................................     0.94%      0.01%     0.95%        N/A            0.95%
Mid-Cap Growth Series ...................................     0.88%      0.01%     0.89%        N/A            0.89%

                                        9

                                                          INVESTMENT              TOTAL        FEES AND     TOTAL NET
                                                          MANAGEMENT    OTHER   PORTFOLIO  EXPENSES WAIVED  PORTFOLIO
PORTFOLIO                                                    FEES     EXPENSES   EXPENSES   OR REIMBURSED   EXPENSES
---------                                                 ----------  --------  ---------  ---------------  ---------
JANUS ASPEN SERIES
Janus Aspen Aggressive Growth Portfolio (a) (f) ......      0.65%       0.01%     0.66%         N/A           0.66%
Janus Aspen Growth Portfolio (a) (f) .................      0.65%       0.02%     0.67%         N/A           0.67%
Janus Aspen International Growth Portfolio (a) (f) ...      0.65%       0.06%     0.71%         N/A           0.71%
Janus Aspen Worldwide Growth Portfolio (a) (f) .......      0.65%       0.04%     0.69%         N/A           0.69%
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Neuberger Berman Advisers Management Trust
 Limited Maturity Bond Portfolio (a) .................      0.65%       0.11%     0.76%         N/A           0.76%
Neuberger Berman Advisers Management Trust
 Partners Portfolio (a) ..............................      0.82%       0.10%     0.92%         N/A           0.92%
Neuberger Berman Advisers Management Trust
 Socially Responsive Portfolio (a) (g) ...............      0.85%       1.55%     2.40%         0.86%         1.54%
OCC ACCUMULATION TRUST
OCC Equity Portfolio (a) (h) .........................      0.80%       0.15%     0.95%         N/A           0.95%
OCC Global Equity Portfolio (a) (h) ..................      0.80%       0.34%     1.14%         N/A           1.14%
OCC Managed Portfolio (a) (h) ........................      0.78%       0.08%     0.86%         N/A           0.86%
OCC Small Cap Portfolio (a) (h) ......................      0.80%       0.10%     0.90%         N/A           0.90%
PILGRIM VARIABLE PRODUCTS TRUST
Pilgrim VP Growth Opportunities Portfolio (i)(j) .....      0.75%       1.44%     2.19%         1.29%         0.90%
Pilgrim VP Growth + Value Portfolio (i)(j) ...........      0.75%       0.18%     0.93%         0.13%         0.80%
Pilgrim VP High Yield Bond Portfolio (i)(j) ..........      0.75%       0.38%     1.13%         0.33%         0.80%
Pilgrim VP International Value Portfolio (i)(j) ......      1.00%       0.44%     1.44%         0.44%         1.00%
Pilgrim VP MagnaCap Portfolio (i)(j) .................      0.75%       7.15%     7.90%         7.00%         0.90%
Pilgrim VP MidCap Opportunities Portfolio (i)(j) .....      0.75%       5.01%     5.76%         4.86%         0.90%
Pilgrim VP Research Enhanced Index
 Portfolio (i)(j) ....................................      0.75%       0.43%     1.18%         0.28%         0.90%
Pilgrim VP SmallCap Opportunities
 Portfolio (i)(j) ....................................      0.75%       0.23%     0.98%         0.08%         0.90%
PUTNAM VARIABLE TRUST
Putnam VT Growth and Income Fund --
 Class IA Shares .....................................      0.46%       0.04%     0.50%         N/A           0.50%
Putnam VT New Opportunities Fund --
 Class IA Shares .....................................      0.52%       0.05%     0.57%         N/A           0.57%
Putnam VT Small Cap Value Fund --
 Class IA Shares .....................................      0.80%       0.30%     1.10%         N/A           1.10%
Putnam VT Voyager Fund -- Class IA Shares ............      0.51%       0.05%     0.56%         N/A           0.56%

------------------
(a)  The Company or its affiliates may receive compensation from an affiliate or affiliates of certain of the Funds based upon an annual percentage of the average net assets held in that Fund by the Company and by certain of the
     Company's insurance company affiliates. These amounts are intended to compensate the Company or the Company's affiliates for administrative, recordkeeping, and other services provided by the Company and its affiliates to Funds and/or the Funds' affiliates. Payments of such amounts by an affiliate or affiliates of the Funds do not increase the fees paid by the Funds or their shareholders. The percentage paid may vary from one Fund company to another. The amounts we receive under these agreements may be significant.
(b)  Expenses have been restated to reflect current fees. The investment advisor has agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to limit total annual fund operating expenses to 1.50% of average daily net assets until
     December 31, 2001. Total annual fund operating expenses before waivers were
     1.63%.
(c)  The annual class operating expenses provided are based on historical expenses, adjusted to reflect the current management fee structure.
(d)  Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. See the accompanying fund prospectus for details.
(e)  The fund's manager has voluntarily agreed to reimburse the class's expenses if they exceed a certain level. Including this reimbursement, the annual class operating expenses were 0.28%. This arrangement may be discontinued
     by the fund's manager at any time.

                                       10

(f)  Expenses are based upon expenses for the fiscal year ended December 31,
     2000, restated to reflect a reduction in the management fee for Growth,
     Aggressive Growth, International Growth and Worldwide Growth Portfolios.
     All expenses are shown without the effect of any expense offset arrangements.
(g)  Neuberger Berman Management Inc. ("NBMI") has undertaken through April 30,
     2002 to reimburse certain operating expenses, including the compensation of
     NBMI and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1.50% of the average daily net asset value of the Socially Responsive Portfolio. The expense reimbursement agreement with respect to the Socially Responsive
     Portfolio provides for NBMI to recoup through December 31, 2005 amounts reimbursed by NBMI under the agreement, provided such recoupment would not cause the Portfolio to exceed its expense limitation.
(h)  Management Fees reflect effective management fees before taking into effect any fee waiver. Other Expenses are shown before expense offsets afforded the Portfolios. Total Portfolio Expenses for the Equity, Small Cap and
     Managed Portfolios are limited by OpCap Advisors so that their respective annualized operating expenses (net of any expense offset) do not exceed
     1.00% of average daily net assets. Total Portfolio Expenses for the Global
     Equity Portfolio are limited to 1.25% of average daily net assets.
(i)  The table shows the estimated operating expenses for each Portfolio as a ratio of expenses to average daily net assets. These estimates are based on each Portfolio's actual operating expenses for its most recently completed fiscal year and fee waivers to which the Adviser has agreed for each
     Portfolio.
(j)  ING Pilgrim Investments has entered into written expense limitation agreements with each Portfolio which it advises under which it will limit expenses of the Portfolio, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim
     Investments within three years. The expense limit for each such Fund is shown as "Total Net Portfolio Expenses." For each Portfolio, the expense limits will continue through at least December 31, 2001.

THE VARIABLE ACCOUNT     *  ReliaStar Select*Life Variable Account is one of our
(ReliaStar Select*Life      separate accounts and consists of several
Variable Account)           Sub-Accounts. We only invest premiums from our
                            variable life insurance policies in the Variable
                            Account.

                         *  We invest any Net Premiums you allocate to each
                            Sub-Account in shares of the Fund related to that
                            Sub-Account.
                         *  Variable Accumulation Value will vary with the
                            investment performance of the Funds and the charges
                            deducted from the Variable Accumulation Value. See
                            "Accumulation Value."

THE FIXED ACCOUNT        *  Consists of all of our assets other than those in
                            our separate accounts (including the Variable
                            Account).
                         *  We credit interest of at least 3% per year on any
                            amounts you allocate to the Fixed Account.
                         *  We may, in our sole discretion, credit interest in
                            excess of 3%. See Appendix A, "The Fixed Account."

THE FUNDS                *  You can instruct ReliaStar to place your Net Premium
                            in, or transfer to, up to 17 of 37 investment
                            portfolios over the lifetime of your Policy.

                         *  We will first place the portion of the initial
                            allocation of your Net Premium directed to the
                            Variable Account in the Fidelity VIP Money Market
                            Sub-Account and this will count against the 17
                            investment portfolio limit. See "Allocating
                            Premiums".

                                       11

     The following chart lists the currently available Funds and outlines certain of their important characteristics.

                                INVESTMENT FUNDS

                                       12

-----------------------
(1)  A non-diversified portfolio is a portfolio that may hold a larger position in a smaller number of securities than a diversified portfolio. This means that a single security's increase or decrease in value may have a greater impact on the return and net asset value of a non-diversified portfolio than a diversified portfolio.

                                       13

SURRENDERS               *  In general, you will receive the Cash Surrender
                            Value if you surrender the Policy.
                         *  To determine the Cash Surrender Value, we reduce
                            your Accumulation Value by the Surrender Charge, if
                            any, and any Loan Amount and unpaid Monthly
                            Deductions. See "Surrender Benefits -- Total
                            Surrender".
                         *  Surrendering the Policy may have tax consequences.
                            See "Federal Tax Matters".

PARTIAL WITHDRAWALS      *  Once each Policy Year, you can withdraw part of your
                            Cash Surrender Value.

                         *  You will not incur a Surrender Charge, but partial
                            withdrawals are subject to a partial withdrawal
                            charge (currently $10, guaranteed not to exceed $25
                            for each partial withdrawal). See "Surrender
                            Benefits -- Partial Withdrawal".

                         *  Partial withdrawals may reduce your Policy's Death
                            Benefit and will reduce

                                       14

                            your Accumulation Value.
                         *  Partial withdrawals may also have tax consequences.
                            See "Federal Tax Matters".

LOANS                    *  Depending on your state of residence, you can borrow
                            up to 90% of your Policy's Cash Value less any
                            existing Loan Amount.
                         *  Interest is payable in advance for each Policy Year
                            and accrues daily at an effective annual rate that
                            will not exceed 4.762%.
                         *  After the 10th Policy Year, we currently charge
                            interest at an annual rate of 2.913% (guaranteed not
                            to exceed 3.382%) on the portion of your Loan Amount
                            that is not in excess of (1) the Accumulation Value,
                            less (2) the total of all premiums paid net of all
                            partial withdrawals.
                         *  We reserve the right to limit borrowing during the
                            first Policy Year. See "Policy Loans".
                         *  Policy loans may have tax consequences. See "Federal
                            Tax Matters".

TRANSFERS                *  Currently, you can transfer all or part of your
                            Accumulation Value among the investment options.
                         *  We currently do not limit the number of transfers
                            per Policy Year. We reserve the right to limit you
                            to 12 transfers per Policy Year.
                         *  There are certain restrictions on transfers from the
                            Fixed Account.

                         *  We currently make no charge for the first 24
                            transfers in a Policy Year. We make a $25 charge for
                            each subsequent transfer. We reserve the right to
                            assess a maximum charge of $25 for any transfer. See
                            "Transfers".

DEATH BENEFIT OVERVIEW

     You may choose one of two Death Benefit Qualification Tests for compliance with Code Section 7702's definition of "life insurance": (1) the Guideline
Premium Test; and (2) the Cash Value Accumulation Test.

     You also can choose one of three Death Benefit Options:

     *    Level Amount Option -- whereby the Death Benefit until Age 100 is the greater of the Face Amount or the corridor percentage of Accumulation
          Value;

     *    Variable Amount Option -- whereby the Death Benefit until Age 100 is equal to the greater of the Face Amount plus the Accumulation Value, or the corridor percentage of Accumulation Value; or

     *    Face Plus Premium Amount Option -- whereby the Death Benefit until Age
          100 is the greater of the Face Amount plus premiums less withdrawals, or the corridor percentage of the Accumulation Value. See "Death
          Benefit".

     The Death Benefit until Age 100 under the Level Amount Option and the
Variable Amount Option will never be less than the Face Amount as long as the
Policy is in force and there is no Loan Amount or unpaid Monthly Deductions. The
Death Benefit until Age 100 under the Face Plus Premium Amount Option may be less than Face Amount if cumulative withdrawals exceed cumulative premiums paid.

     After Age 100, the Death Benefit under all Death Benefit Options will be the Accumulation Value.

     We will reduce the proceeds payable upon the death of the Insured under any
Death Benefit Option by any Loan Amount and any unpaid Monthly Deductions.

     Under certain circumstances, you may receive a part of the Death Benefit when the Insured has been diagnosed as having a terminal illness. See
"Accelerated Benefit Rider".

ADJUSTING THE DEATH BENEFIT

     Although we reserve the right to limit Face Amount increases and decreases during the first two Policy Years, you have flexibility to adjust the Death
Benefit by increasing or decreasing the Face Amount. You cannot decrease the
Face Amount below the Minimum Face Amount shown in the Policy. Any increase in the Face Amount may require additional evidence of insurability satisfactory to us and will result in additional charges. See "Death Benefit -- Requested
Changes in Face Amount".

                                       15

     Generally, you may also change the Death Benefit Option at any time after the second Policy Year. See "Death Benefit -- Change in Death Benefit Option".

     See "Death Benefit -- Insurance Protection" for a discussion of available techniques to adjust the amount of insurance protection to satisfy changing insurance needs.

     Adjusting the Death Benefit may have tax consequences. You should consult a tax adviser before adjusting the Death Benefit.

DEATH BENEFIT GUARANTEE

     If you meet the requirements for the Death Benefit Guarantee, we will not lapse your Policy during the Death Benefit Guarantee Period even if the Cash
Surrender Value is not sufficient to cover the Monthly Deduction that is due.
See "Death Benefit Guarantee".

LAPSE

     If the Death Benefit Guarantee is not in effect, the Policy will lapse if the Cash Surrender Value is less than the Monthly Deduction due and if you do not make a sufficient payment during the grace period of 61 days. See "Policy
Lapse and Reinstatement".

TAXATION OF DEATH BENEFIT PROCEEDS

     Under current Federal tax law, as long as the Policy qualifies as life insurance the Death Benefit under the Policy will be subject to the same Federal income tax treatment as proceeds of traditional life insurance. Therefore, the
Death Benefit should not be taxable income to the beneficiary. See "Federal Tax
Matters -- Tax Status of the Policy".

TAXATION OF THE POLICY

     The Company believes it is reasonable to conclude that the Policy satisfies the definition of a life insurance contract under Section 7702 of the Code.
Under certain circumstances, a Policy could be treated as a "modified endowment contract." The Company will monitor Policies and will attempt to notify an owner within one month of the date of any Policy transactions which place his or her
Policy is in jeopardy of becoming a modified endowment contract. See "Federal
Tax Matters" for further discussion of the tax status of a Policy and the tax consequences of being treated as a life insurance contract or a modified endowment contract.

     A Policy lapse, surrender, partial withdrawal or loan may have adverse tax consequences in certain circumstances. See "Federal Tax Matters."

                                       16

PART 2. DETAILED INFORMATION

     This prospectus describes our standard FlexDesign(R) VUL Policy. There may be differences in the policy features, benefits and charges because of state requirements where we issue your Policy. We describe all such differences in your Policy.

     If you would like to know about variations specific to your state, please ask your agent/registered representative. ReliaStar can provide him/her with the list of variations that will apply to your Policy.

RELIASTAR LIFE INSURANCE COMPANY

     ReliaStar Life Insurance Company is a stock life insurance company organized in 1885 and incorporated under the laws of the State of Minnesota. We are a direct, wholly owned subsidiary of ReliaStar Financial Corp. an indirect, wholly owned subsidiary of ING Groep N.V. ING is a global financial institution active in the field of insurance, banking, and asset management in more than 60 countries, with almost 106,000 employees. We offer individual life insurance and annuities, employee benefits and retirement contracts. Our Home Office is at 20
Washington Avenue South, Minneapolis, Minnesota 55401 (telephone 612-372-5507).

     From time to time, we may publish in advertisements, sales literature, and reports, the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Standard &
Poor's, Moody's, and Duff & Phelps. The purpose of the ratings is to reflect our financial strength and/or claims-paying ability and should not be considered as bearing on the investment performance of assets held in the Variable Account.
Each year the A.M. Best Company reviews the financial status of many insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. We have been assigned a rating of A+ by A.M. Best, which is a rating assigned to companies demonstrating superior overall performance and a very strong ability to meet obligations to policyholders over a long period. Such ratings do not reflect the investment in the Variable Account.

     ReliaStar is a charter member of the Insurance Marketplace Standard
Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE POLICIES

     The Policies are flexible premium variable life insurance contracts with death benefits, cash values, and other features of traditional life insurance contracts.

DEDUCTIONS AND CHARGES

     We deduct certain charges in connection with the Policy to compensate us for (1) providing the insurance benefits of the Policy (including any riders),
(2) administering the Policy, (3) assuming certain risks in connection with the
Policy, and (4) incurring expenses in distributing the Policy.

     We deduct some charges from each premium payment. We deduct certain other charges monthly from both the Fixed Account and the Variable Account, or from the Variable Account only. We also assess a charge for each partial withdrawal and we may assess a charge for each transfer.

     We may realize a profit on one or more of these charges, such as the mortality and expense risk charge. We may use any such profits for any proper corporate purpose, including, among other things, payments of sales expenses.

     The Surrender Charge usually exceeds the Accumulation Value in the early
Policy Years. This occurs because the Surrender Charge is usually more than the accumulated Minimum Monthly Premiums less Policy Charges in the early Policy
Years.

PREMIUM EXPENSE CHARGE

     We deduct the Premium Expense Charge from each premium payment. The Premium
Expense Charge equals 5.00% of each premium payment. The amount remaining after we deduct the Premium Expense Charge is called the Net Premium.

                                       17

MONTHLY DEDUCTION

     We deduct the charges described below from the Accumulation Value of the
Policy on a monthly basis. The total of these charges is called the Monthly
Deduction.

     Except for the Monthly Mortality and Expense Risk Charge, we will deduct the Monthly Deduction each month from both the Fixed Accumulation Value and the
Variable Accumulation Value on a proportionate basis depending on their relative
Accumulation Values at that time. We will deduct the Monthly Mortality and
Expense Risk Charge on a proportionate basis from each Sub-Account of the
Variable Account depending on their relationship to the Variable Accumulation
Value at that time. For purposes of determining these proportions, we reduce the
Fixed Accumulation Value by the Loan Amount. Because the cost of insurance portion of the Monthly Deduction can vary from month to month, the Monthly
Deduction itself will vary in amount from month to month.

     If the Cash Surrender Value is not sufficient to cover the Monthly
Deduction on a Monthly Anniversary, the Policy may lapse. See "Death Benefit
Guarantee" and "Policy Lapse and Reinstatement".

     COST OF INSURANCE. We will determine the monthly cost of insurance by multiplying the applicable cost of insurance rate or rates by the net amount at risk under the Policy. The net amount at risk under the Policy for a Policy
Month is (1) the Death Benefit at the beginning of the Policy Month divided by
1.002466 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 3%), less (2) the Accumulation Value at the beginning of the
Policy Month (reduced by any charges for rider benefits). As a result, the net amount at risk may be affected by changes in the Accumulation Value or in the
Death Benefit.

     The Rate Class of an Insured may affect the cost of insurance. A Rate Class is a group of Insureds we determine based upon our expectation that they will have similar mortality experience. We currently place Insureds into standard
Rate Classes or into substandard Rate Classes that involve a higher mortality risk. In an otherwise identical Policy, an Insured in the standard Rate Class will have a lower cost of insurance than an Insured in a Rate Class with higher mortality risks.

     If there is an increase in the Face Amount and the Rate Class applicable to the increase is different from that for the initial Face Amount or any prior requested increases in Face Amount, the net amount at risk will be calculated separately for each Rate Class. For purposes of determining the net amount at risk for each Rate Class, we will first assume the Accumulation Value to be part of the initial Face Amount. If the Accumulation Value is greater than the initial Face Amount, it will then be assumed to be part of each increase in order, starting with the first increase.

     We base cost of insurance rates on the sex, Age, Face Amount, Policy Year and Rate Class(es) of the Insured. The actual monthly cost of insurance rates will reflect our expectations as to future experience. They will not, however, be greater than the guaranteed cost of insurance rates shown in the Policy, which are based on the Commissioner's 1980 Standard Ordinary Mortality Tables
for smokers or nonsmokers, respectively.

     MONTHLY ADMINISTRATIVE CHARGE. Each month we deduct an administrative charge of $8.25 which is guaranteed not to exceed $12.00 each month.

     MONTHLY AMOUNT CHARGE. Each month during the first 10 Policy Years (and for
10 years following any requested increase in Face Amount) we will deduct a monthly charge per $1,000 of Face Amount. For a Policy issued in New Jersey, the reduction of these charges after the first ten Policy Years is not guaranteed, and these charges may be assessed for the duration of the Policy. The amount of this charge will vary by the Insured's Sex, Rate Class, Issue Age and Face
Amount on the Policy Date (or on the effective date of any Face Amount increase). These Monthly Amount Charges are shown in Appendix D. Any decreases in Face Amount or any change in Face Amount resulting from a change in the Death
Benefit Option will not affect the Monthly Amount Charge. The maximum amount of this charge is $3.333 per $1,000 of Face Amount for a male Issue Age 85 for
Insureds of Age 85. This charge compensates us for expenses relating to the distribution of the Policy, including agents' commissions, advertising, and the printing of the prospectus and sales literature for new sales of the Policy. A portion of this charge may also contribute to Company profits.

     MONTHLY MORTALITY AND EXPENSE RISK CHARGE. Each month we will deduct a charge currently equal to 1/12 of .35% of the Variable Accumulation Value
(minus the portion of the following charges taken

                                       18

from the Variable Accumulation Value: the cost of insurance charge, the Monthly
Amount Charge, the Monthly Administrative Charge, and the cost of any riders).
We guarantee that the Mortality and Expense Risk Charge will not exceed 1/12 of
 .60% of the Variable Accumulation Value for the duration of the Policy. The mortality and expense risk we assume is that our Cost of Insurance charges and other expense charges are not sufficient to cover our costs of death benefits, and any other expenses incurred in issuing and administering the Policies.

     OPTIONAL INSURANCE BENEFIT CHARGES. Each month we deduct charges for any optional insurance benefits added to the Policy by rider. See "General
Provisions -- Optional Insurance Benefits".

SURRENDER CHARGE

     GENERAL. During the first 10 years the Policy is in force and the first 10 years following a requested increase in the Face Amount, there is a Surrender
Charge if you surrender the Policy or the Policy lapses. We will determine the maximum Surrender Charge for the initial Face Amount or any requested increase in Face Amount on the Policy Date or on the effective date of any requested increase. The Surrender Charge for the initial Face Amount reduces in equal monthly increments until it becomes zero at the end of 10 years. For any requested increase in Face Amount, an additional Surrender Charge begins at zero, increases in equal monthly increments until it reaches the maximum after three years, and then reduces in equal monthly increments until it becomes zero at the end of 10 years. Thus if the Policy remains in force during the entire relevant 10-year period, you do not pay the Surrender Charge. The Surrender
Charge will vary depending on the Insured's Age, sex, and Rate Class on the
Policy Date or on the effective date of an increase in Face Amount. The maximum amount of the Surrender Charge is $5.50 per thousand for a female Insured at
Issue Age 65.

     The Surrender Charge for the initial Face Amount or any requested increase in Face Amount is determined by multiplying (1) the applicable Surrender Charge per $1,000 of Face Amount from Appendix C by (2) the initial Face Amount or the
Face Amount of the increase, as applicable, and by (3) the applicable percentage from the Surrender Charge Percentage Table below, and then dividing this amount by 1000.

     EXAMPLE. The following example illustrates how we determine the Surrender
Charge. Assume that a male, Age 35 buys a Policy with an initial Face Amount of
$100,000 and surrenders the Policy at the end of the third Policy Year.

     Based on these assumptions, the Surrender Charge will be the result of multiplying (1) $19.00 (from Appendix C for a male Age 35) by (2) $100,000 (the initial Face Amount) and by (3) 70% (the applicable percentage from the
Surrender Charge Percentage Table), and then dividing by 1000, which results in a Surrender Charge of $1,330 (($19.00 x $100,000 x 70%) / 1000).

     The additional Surrender Charge for requested increases in Face Amount will be calculated in the same manner as illustrated in the example above, except that the different Surrender Charge Percentages apply for requested increases in
Face Amount.

                        SURRENDER CHARGE PERCENTAGE TABLE

                                          THE FOLLOWING PERCENTAGES OF THE
                                       SURRENDER CHARGE WILL BE PAYABLE FOR:
 IF SURRENDER OR LAPSE OCCURS IN
 THE LAST MONTH OF POLICY YEAR:*   INITIAL FACE AMOUNT   FACE AMOUNT INCREASES
 -------------------------------   -------------------- ----------------------
                0                          100%                     0%
                1                           90%                  23.3%
                2                           80%                  46.7%
                3                           70%                    70%
                4                           60%                    60%
                5                           50%                    50%
                6                           40%                    40%
                7                           30%                    30%
                8                           20%                    20%
                9                           10%                    10%
                10                           0%                     0%

*For requested increases, years are measured from the date of the increase.

                                       19

     MONTANA RESIDENTS. Appendix C, Appendix D, and the preceding illustrations of the Surrender Charge do not apply to Policies issued in Montana. The
Insured's sex does not affect the Surrender Charge applied to Policies issued in
Montana. Therefore, the Surrender Charge made on Policies issued in Montana will differ from the charge made in other states.

PARTIAL WITHDRAWAL AND TRANSFER CHARGES

     We currently make no charge for the first 24 transfers in a Policy Year. We make a $25 charge for each subsequent transfer. We currently make a $10.00 charge for each partial withdrawal. These charges are guaranteed not to exceed
$25.00 per transfer or partial withdrawal for the duration of the Policy. The transfer charge will not be imposed on transfers that occur as a result of
Policy loans or the exercise of conversion rights.

MODIFICATION OF CHARGES

     ReliaStar may modify any of the charges under the Policy, as well as the minimum Face Amount set forth in this Prospectus, because of special circumstances that result in lower sales, administrative, or mortality expenses.
For example, special circumstances may exist in connection with group or sponsored arrangements, sales to our policyholders or those of affiliated insurance companies, or sales to employees or clients of members of our affiliated group of insurance companies. The amount of any reductions will reflect the reduced sales effort and administrative costs resulting from, or the different mortality experience expected as a result of, the special circumstances. Reductions will not be unfairly discriminatory against any person, including the affected Policy owners and owners of all other policies funded by the Variable Account.

     Persons purchasing under a sponsored arrangement may apply for simplified underwriting. If we approve such simplified underwriting, the cost of insurance may increase as a result of higher than anticipated mortality experience.
However, any such increase will not cause the cost of insurance charge to exceed the guaranteed rates set forth in the Policy.

     We and certain of our insurance company affiliates offer other variable life insurance policies which also invest in the Funds. These policies may have charges that could affect the value of the sub-accounts and may offer different benefits more suitable to your needs. To obtain more information about these policies, contact your agent or call 877-884-5050.

THE VARIABLE ACCOUNT

     On October 11, 1984, we established the ReliaStar Select*Life Variable
Account as one of our separate accounts pursuant to the laws of the State of
Minnesota. The Variable Account:

     *    will receive and invest the Net Premiums paid and allocated to it under this Policy;

     *    currently receives and invests net premiums for other classes of flexible premium variable life insurance policies we issue and may do so for additional classes in the future;

     *    meets the definition of a "separate account" under the federal securities laws; and

     *    is registered with the SEC as a unit investment trust under the
          Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account, us, or the Funds.

     We own the Variable Account's assets. However, Minnesota law provides that we cannot charge the Variable Account with liabilities arising out of any other business we may conduct. We are required to maintain assets which are at least equal to the reserves and other liabilities of the Variable Account. We may transfer assets which exceed these reserves and liabilities to our general account (the Fixed Account).

INVESTMENTS OF THE VARIABLE ACCOUNT

     There are currently 37 investment options (Funds) available under the
Variable Account that are offered through this Prospectus. However, we only permit you to participate in a maximum of 17 investment options over the lifetime of your Policy. You also should read the Funds' prospectuses for more detailed information, particularly because several of the Funds and portfolios may have objectives that are quite similar. Please call the telephone number listed on the first page of this Prospectus to request a Fund's prospectus.
THERE IS NO ASSURANCE THAT ANY FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE(S).

                                       20

     Certain Funds offered under this Policy have investment objectives and policies similar to the investment objectives and policies of other funds managed by the Fund's investment adviser. The investment results of a Fund, however, may be higher or lower than those of other funds managed by the same adviser. There can be no assurance, and no representation is made, that the investment results of any Fund will be comparable to those of another fund managed by the same investment adviser.

     Each Fund is an open-end management investment company. The investment company receives investment advice from a registered investment adviser who, other than ING Pilgrim Investments, LLC, is not associated with us.

PERFORMANCE INFORMATION

     Performance information for the Sub-Accounts of the Variable Account and the Funds available for investment by the Variable Account may appear in advertisements, sales literature, or reports to Policy owners or prospective purchasers. Such performance information for the Sub-Accounts will reflect deductions of Fund expenses and be adjusted to reflect the Mortality and Expense
Risk Charge, but will not reflect deductions for other Policy expense charges, the cost of insurance, the Monthly Administrative Charge, the Monthly Amount
Charge, the Premium Expense Charge, the Surrender Charge, or any charges for optional insurance charges. We will accompany quotations of performance information for the Funds by performance information for the Sub-Accounts.
Performance information for the Funds will take into account all fees and charges at the Fund level, but will not reflect any deductions from the Variable
Account (such as the Monthly Deduction, Surrender Charge, and any charges for optional insurance benefits or the Premium Expense Charge). Performance information reflects only the performance of a hypothetical investment during a particular time period in which the calculations are based. We may provide performance information showing total returns and average annual total returns for periods prior to the date a Sub-Account commenced operation. We will calculate such performance information based on the assumption that the
Sub-Accounts were in existence for the same periods as those indicated for the
Funds, with the level of charges at the Variable Account level that were in effect at the inception of the Sub-Accounts.

     We may also provide individualized hypothetical illustrations of
Accumulation Value, Cash Surrender Value and Death Benefit based on hypothetical investment returns of the Funds not to exceed 12.00%. These illustrations will reflect deductions for Fund expenses and Policy and Vaiable Account charges, including the Monthly Deduction, Premium Expense Charge and the Surrender
Charge. Subject to regulatory approval, we may base these hypothetical illustrations on either the arithmetic or the weighted average of Fund expenses, reflecting the Fund expenses for the year ending December 31, 2000 and the
Sub-Account assets as of December 31, 2000.

     We may also provide individualized hypothetical illustrations of
Accumulation Value, Cash Surrender Value and Death Benefit based on historical investment returns of the Funds. These illustrations will reflect deductions for
Fund expenses and Policy and Variable Account charges, including the Monthly
Deduction, Premium Expense Charge and the Surrender Charge. We will base these hypothetical illustrations on the actual historical experience of the Funds as if the Sub-Accounts had been in existence and a Policy issued for the same periods as those indicated for the Funds.

     We may compare performance of the Sub-Accounts and/or the Funds in advertisements and sales literature:

     *    to other variable life insurance issuers in general

     *    to the performance of particular types of variable life insurance policies investing in mutual funds

     *    to investment series of mutual funds with investment objectives similar to each of the Sub-Accounts, whose performance is reported by
          Lipper Analytical Services, Inc. and Morningstar, Inc. (independent services that monitor and rank the performances of variable life insurance issuers in each of the major categories of investment objectives on an industry-wide basis), or reported by other series, companies, individuals or other industry or financial publications of general interest, such as FORBES, MONEY, THE WALL STREET JOURNAL,
          BUSINESS WEEK, BARRON'S, KIPLINGER'S, and FORTUNE

                                       21

     *    to the Standard & Poor's Index of 500 common stocks and the Dow
          Jones Industrials, which are widely used measures of stock market performance

     We may also compare the performance of each Sub-Account to other widely recognized indices. Unmanaged indices may assume the reinvestment of dividends, but typically do not reflect any "deduction" for the expense of operating or managing an investment portfolio.

DEATH BENEFIT

     If the Insured dies while the Policy is in force, we will pay the Death
Benefit reduced by any Loan Amount and unpaid Monthly Deductions. This amount is called the proceeds. We may pay all or part of the proceeds in cash to your beneficiaries or under one or more of the settlement options we offer (see
"General Provisions -- Settlement Options").

DEATH BENEFIT QUALIFICATION TESTS

     You choose one of the two Death Benefit Qualification Tests for compliance with the Code Section 7702 definition of life insurance. These tests are the
Cash Value Accumulation Test and the Guideline Premium Test. You cannot change this choice after issue.

     GUIDELINE PREMIUM TEST. The Death Benefit will be determined with reference to the requirements for the Guideline Premium test for qualifying a Policy as a life insurance contract under Code Section 7702(a) (2). Under these requirements, the sum of the premiums paid under a Policy may not exceed the
"guideline premium limitations," as defined in Code Section 7702(a). The Death
Benefit at any time is not less than the Accumulation Value multiplied by the
Corridor Percentages, which vary according to the Age of the Insured (as defined in Code Section 7702(d)).

                             GUIDELINE PREMIUM TEST

                            CORRIDOR PERCENTAGE TABLE

                     CORRIDOR                         CORRIDOR                         CORRIDOR
INSURED'S AGE ON   PERCENTAGE OF  INSURED'S AGE ON  PERCENTAGE OF  INSURED'S AGE ON  PERCENTAGE OF
 PREVIOUS POLICY   ACCUMULATION    PREVIOUS POLICY  ACCUMULATION    PREVIOUS POLICY  ACCUMULATION
   ANNIVERSARY         VALUE         ANNIVERSARY        VALUE         ANNIVERSARY        VALUE
----------------   -------------  ----------------  -------------  ----------------  -------------
  40 or younger        250%              54             157               68              117
       41              243               55             150               69              116
       42              236               56             146               70              115
       43              229               57             142               71              114
       44              222               58             138               72              113
       45              215               59             134               73              111
       46              209               60             130               74              109
       47              203               61             128              75-90            105
       48              197               62             126               91              104
       49              191               63             124               92              103
       50              185               64             122               93              102
       51              178               65             120               94              101
       52              171               66             119           95 or older         100
       53              164               67             118

     CASH VALUE ACCUMULATION TEST. The Death Benefit is never less than the amount required for this Policy to be deemed "life insurance" based on the Cash
Value Accumulation Test as defined in Code Section 7702(b). Generally, the Cash
Value Accumulation Test requires that under the terms of a life insurance policy, the Death Benefit must be sufficient so that the Accumulation Value does not at any time exceed the net single premium required to fund the future benefits under the Policy. The net single premiums under the Policy vary according to the Age, sex, and Rate Class of the Insured. The net single premium is calculated using a 4% interest rate and using the guaranteed mortality charges as of the time the Policy is issued. The corridor percentage for the
Cash Value Accumulation Test is then equal to 100% divided by the net single premium for the current Age, Sex, and Rate Class.

WHICH DEATH BENEFIT QUALIFICATION TEST TO CHOOSE

     The Cash Value Accumulation Test does not limit the amount of premium that may be paid into a Policy. If you desire to pay premiums in excess of the guideline premium test limitations you should elect the Cash Value Accumulation
Test. However, any premium that would increase the net amount at risk is subject to evidence of insurability satisfactory to us. Required increases in the minimum death benefit due to growth in Accumulation Value will generally be greater under the Cash Value Accumulation Test than under the Guideline Premium
Test.

                                       22

     The Guideline Premium Test limits the amount of premium that may be paid into a Policy. If you do not desire to pay premiums in excess of the Guideline
Premium Test limitations, you should consider the Guideline Premium Test.

DEATH BENEFIT OPTIONS

     The Policy provides three Death Benefit Options as shown below. You choose the Death Benefit Option on the application for the Policy. Subject to certain limitations, you can change the Death Benefit Option after issuance of the
Policy. See "Death Benefit -- Change in Death Benefit Option".

     The Death Benefit prior to Age 100 depends on the Death Benefit Option chosen as described below. The Death Benefit after Age 100 is the Accumulation
Value regardless of the Death Benefit Option chosen.

     OPTION A. (Level Amount Option.) Prior to Age 100, the Death Benefit is the
greater of the current Face Amount of the Policy or the Corridor Percentage of
Accumulation Value on the Valuation Date on or next following the date of the
Insured's death. Under Option A, the Death Benefit will remain level unless the corridor percentage of Accumulation Value exceeds the current Face Amount, in which case the amount of the Death Benefit will vary as the Accumulation Value varies.

     OPTION B. (Variable Amount Option.) Prior to Age 100, the Death Benefit is
equal to the greater of the current Face Amount plus the Accumulation Value of the Policy, or the corridor percentage of the Accumulation Value on the
Valuation Date on or next following the date of the Insured's death. Under
Option B, the amount of the Death Benefit will always vary as the Accumulation
Value varies.

     OPTION C. (Face Amount Plus Premium Amount Option.) Prior to Age 100, the
Death Benefit is the greater of the Face Amount plus cumulative premiums less cumulative withdrawals, or the Corridor Percentage of the Accumulation Value on
the Valuation Date following the date of the Insured's death. Under Option C, the amount of the Death Benefit will vary as the premiums are paid or withdrawals are made, or if the Corridor Percentage of the Accumulation Value
exceeds the current Face Amount.

WHICH DEATH BENEFIT OPTION TO CHOOSE

     If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose the Variable Amount Option. If you are satisfied with the amount of your existing insurance coverage and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Accumulation Value and lower cost of insurance charges, you should choose the Level Amount Option.
If you require a specific Death Benefit which would include a return of the premium paid, such as under an employer sponsored benefit plan, Option C may meet your needs.

OPTIONAL TERM INSURANCE RIDER

     As discussed in more detail under "Optional Insurance Benefits" on page 43, we offer an optional term insurance rider. This rider provides a death benefit upon the death of the Insured that supplements the Death Benefit under the base
Policy. The death benefit under this rider generally may be more cost effective to you than increasing your Face Amount under the Policy. However, the term insurance rider may affect your Death Benefit Guarantee. See "Death Benefit
Guarantee".

REQUESTED CHANGES IN FACE AMOUNT

     Subject to certain limitations, you may request an increase or decrease in the Face Amount after the first Policy Year. We reserve the right to limit increases and decreases in the Face Amount during the first two Policy Years.
Changes in the Face Amount may have tax consequences. You should consult a tax adviser before requesting a change in Face Amount.

     INCREASES. For an increase in the Face Amount, you must submit a written request to us. We may also require additional evidence of insurability satisfactory to us. The effective date of the increase will be the Monthly
Anniversary on or next following our approval of the increase. The increase may not be less than $5,000. We will currently permit increases up to the Insured's
Age 85, if our requirements are met. We will deduct any charges associated with the increase (the increases in the cost of insurance and the Surrender Charge upon lapse or total surrender -- see "Effect of Requested Changes in Face
Amount" below) from the Accumulation Value, whether or not you pay an additional premium in connection with the increase. You will be entitled to limited free look rights with respect to requested increases in Face Amount. See "Free Look
Rights".

                                       23

     DECREASES. For a decrease in the Face Amount, you must submit a written request to us. Any decrease in the Face Amount will be effective on the Monthly
Anniversary on or next following our receipt of a written request. You cannot request a decrease in the Face Amount more frequently than once every six months. The Face Amount remaining in force after any requested decrease may not be less than the Minimum Face Amount shown in the Policy. Under our current rules, the Minimum Face Amount is $25,000, but we reserve the right to establish a different Minimum Face Amount in the future. If, following a decrease in Face
Amount, the Policy would no longer qualify as life insurance under Federal tax law (see "Federal Tax Matters -- Tax Status of the Policy"), we will limit the decrease to the extent necessary to meet these requirements.

     For purposes of determining the cost of insurance, we will apply decreases in the Face Amount to reduce the current Face Amount in the following order:

     (1)  The Face Amount provided by the most recent increase;

     (2)  The next most recent increases successively; and

     (3)  The Face Amount when the Policy was issued.

     By reducing the current Face Amount in this manner, the Rate Class applicable to the most recent increase in Face Amount will be eliminated first, then the Rate Class applicable to the next most recent increase, and so on, for the purposes of calculating the cost of insurance. This assumption will affect the cost of insurance under the Policy only if different Rate Classes have been applied to the current Face Amount. A Rate Class is a group of Insureds we determine based upon our expectation that they will have similar mortality experience. We currently place Insureds into standard Rate Classes or into substandard Rate Classes that involve a higher mortality risk (for example, a
200% Rate Class or a 300% Rate Class). In an otherwise identical Policy, an
Insured in the standard Rate Class will have a lower cost of insurance than an
Insured in a substandard Rate Class with higher mortality risks. See "Deductions and Charges -- Monthly Deduction".

     For example, assume that the initial Face Amount was $50,000 with a standard Rate Class, and that successive increases of $25,000 (at a Rate Class of 200%) and $50,000 (at a Rate Class of 300%) were added. If a decrease of
$50,000 or less is requested, the amount of insurance at a 300% Rate Class will be reduced first. If a decrease of more than $50,000 is requested, the amount at a 300% Rate Class will be eliminated, and the excess over $50,000 will next reduce the amount of insurance at a 200% Rate Class.

     EFFECT OF REQUESTED CHANGES IN FACE AMOUNT. An increase or decrease in Face
Amount will affect the Monthly Deduction because the cost of insurance depends upon the Face Amount. The charge for certain optional insurance benefits may also be affected. See "Deductions and Charges -- Monthly Deduction". An increase in the Face Amount will increase the Surrender Charge and Monthly Amount Charge, but a decrease in the Face Amount will not reduce the Surrender Charge or the
Monthly Amount Charge. The Surrender Charge is, however, imposed only upon lapse or total surrender of the Policy and not upon a requested decrease in Face
Amount. See "Deductions and Charges -- Surrender Charge".

     An increase in the Face Amount will increase the Minimum Monthly Premium as of the effective date of the increase. Therefore, additional premium payments may be required to maintain the Death Benefit Guarantee. A decrease in the Face
Amount will reduce the Minimum Monthly Premium as of the effective date of the decrease. A Face Amount decrease may also shorten the Death Benefit Guarantee
Period if a term insurance rider is attached. See "Death Benefit Guarantee".

     The additional Surrender Charge on a requested increase in the Face Amount will reduce the Cash Surrender Value (which is the Accumulation Value less any
Surrender Charge, Loan Amount and unpaid Monthly Deductions). If the resulting
Cash Surrender Value is not sufficient to cover the Monthly Deduction, the
Policy may lapse unless the Death Benefit Guarantee is in effect. See "Policy
Lapse and Reinstatement -- Lapse" and "Death Benefit Guarantee".

INSURANCE PROTECTION

     As your insurance needs change, you may increase or decrease the pure insurance protection provided by the Policy (that is, the difference between the
Death Benefit and the Accumulation Value) in one of several ways. These ways include

                                       24

     *    increasing or decreasing the Face Amount of insurance, changing the level of premium payments, and,

     *    making a partial withdrawal under the Policy.

     Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

     *    AN INCREASE IN THE FACE AMOUNT (which is generally subject to underwriting approval -- see "Death Benefit -- Requested Changes in
          Face Amount") will likely increase the amount of pure insurance protection, depending on the amount of Accumulation Value and the resultant corridor percentage limitation. If the insurance protection is increased, the Policy charges generally will increase as well.

     *    A DECREASE IN THE FACE AMOUNT will, subject to the corridor percentage limitations (see "Death Benefit -- Death Benefit Options"), decrease the pure insurance protection without reducing the Accumulation Value.
          If the Face Amount is decreased, the Cost of Insurance charges generally will decrease as well. (Note that the Surrender Charge will not be reduced. See "Deductions and Charges -- Surrender Charge".)

     *    A CHANGE IN THE LEVEL OF PREMIUM can have a variety of effects, as follows.

               Under the Level Amount Option, until the corridor percentage of
               Accumulation Value exceeds the Face Amount, (a) an increased level of premium payments will reduce the amount of pure
               insurance protection, and (b) a reduced level of premium payments will increase the amount of pure insurance protection.

               Under the Variable Amount Option, until the corridor percentage of Accumulation Value exceeds the Face Amount plus the
               Accumulation Value, the level of premium payments will not affect the amount of pure insurance protection. (However, both the
               Accumulation Value and the Death Benefit will be increased if premium payments are increased, and reduced if premium payments are reduced.)

               Under the Face Plus Premium Amount Option, until the corridor percentage of Accumulation Value exceeds the Face Amount, the level of premium payments will affect the amount of pure
               insurance protection.

               Under any Death Benefit Option, if the Death Benefit is the
               corridor percentage of Accumulation Value, then (a) an increased level of premium payments will increase the amount of pure insurance protection (subject to underwriting approval -- see
               "Payment and Allocation of Premiums -- Amount and Timing of
               Premiums"), and (b) a reduced level of premium payments will reduce the pure insurance protection.

     *    A PARTIAL WITHDRAWAL will reduce the Death Benefit. See "Surrender
          Benefits -- Partial Withdrawal". However, it has a limited effect on the amount of pure insurance protection and charges under the Policy, because the decrease in the Death Benefit is usually equal to the amount of Accumulation Value withdrawn. The primary use of a partial withdrawal is to withdraw Accumulation Value. Furthermore, it results in a reduced amount of Accumulation Value and increases the possibility that the Policy will lapse.

     YOU SHOULD CONSIDER THE TECHNIQUES DESCRIBED IN THIS SECTION FOR CHANGING
THE AMOUNT OF PURE INSURANCE PROTECTION UNDER THE POLICY (FOR EXAMPLE, CHANGING
THE FACE AMOUNT, MAKING A PARTIAL WITHDRAWAL, AND CHANGING THE AMOUNT OF PREMIUM
PAYMENTS) TOGETHER WITH THE OTHER RESTRICTIONS AND CONSIDERATIONS DESCRIBED
ELSEWHERE IN THIS PROSPECTUS.

CHANGING THE DEATH BENEFIT OPTION

     After the second Policy Year, you may change the Death Benefit Option. We allow changes from Option A to Option B, from Option B to Option A, and, currently, from Option C to Option A. We will not allow changes to Option C after issue. You must submit a written request to change the Death Benefit
Option. A change in the Death Benefit Option will also change the Face Amount.
If the Death Benefit Option is changed from the Level Amount Option to the
Variable Amount Option, the Face Amount will be decreased by an amount equal to the Accumulation Value on the effective date of the change. You cannot change from the Level Amount Option to the Variable Amount Option if the resulting Face
Amount would fall below the minimum Face Amount (currently $25,000).

                                       25

     If you change the Death Benefit Option from the Variable Amount Option to the Level Amount Option, we will increase the Face Amount by an amount equal to the Policy's Accumulation Value on the effective date of the change. If you change from Option C to Option A, we will increase the Face Amount by an amount equal to cumulative premiums less cumulative withdrawals taken.

     An increase or decrease in Face Amount resulting from a change in the Death
Benefit Option will affect the future Monthly Deductions because the cost of insurance depends upon the Face Amount. A change in the Face Amount resulting from a change in the Death Benefit Option may also affect the charge for certain optional insurance benefits. See "Deductions and Charges -- Monthly Deduction".
However, a Face Amount change resulting from a Death Benefit Option change will not affect the Surrender Charge.

     Changes in the Death Benefit Option do not currently require additional evidence of insurability.

     Changing the Death Benefit Option may have tax consequences. You should consult a tax adviser before changing the Death Benefit Option.

ACCELERATED BENEFIT RIDER

     Under certain circumstances, the Accelerated Benefit Rider allows a Policy owner to accelerate benefits from the Policy that we otherwise would pay upon the Insured's death. The benefit may vary state-by-state and you should consult your registered representative as to whether and to what extent the rider is available in a particular state and on any particular Policy. Generally, we will provide an Accelerated Benefit if the Insured has a terminal illness that will result in the death of the Insured within 12 months, as certified by a physician. The Accelerated Benefit will not be more than 50% of the amount that would be payable at the death of the Insured. The Accelerated Benefit will first be used to pay off any outstanding Policy loans and interest due. The remainder of the Accelerated Benefit will be paid in a lump sum to the Policy owner.
Limitations, as described in the Accelerated Benefit Rider, may apply.

     We will establish a lien against the Policy for the amount of the
Accelerated Benefit plus an administrative charge, plus interest on the lien. We will first use any proceeds from the Policy to repay this lien. We will reduce the your access to the Cash Value by the amount of the lien. We also will reduce the proceeds payable to the beneficiary by the amount of the lien. We will assess an administrative charge of up to $300 at the time the we pay the
Accelerated Benefit. The Accelerated Benefit will not affect the premium payable on the Policy. Receipt of a benefit under the Accelerated Benefit Rider may give rise to Federal or state income tax. Consult a competent tax advisor for further information.

     The above information is not a complete summary of the Rider. All of the terms and provisions of the Accelerated Benefit Rider are set forth in the Rider and you should refer to the Rider in order to fully ascertain its benefits and limitations.

PAYMENT AND ALLOCATION OF PREMIUMS

ISSUING THE POLICY

     An individual applying for a Policy must complete an application and personally deliver it to our licensed agent. We will only issue a Policy to an applicant Age 85 or less who supplies evidence of insurability satisfactory to
us. The minimum Face Amount is currently $25,000, but we reserve the right to specify a different minimum Face Amount for issuing a new Policy. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason permitted by law.

     COVERAGE. Coverage under a Policy begins on the later of the Issue Date or the date we receive at least the minimum initial premium (see immediately following section). In general, if the applicant pays at least the minimum initial premium with the application, the Issue Date will be the later of the date of the application or the date of any medical examination required by our underwriting procedures. However, if underwriting approval has not occurred within 45 days after we receive the application or if you authorize premiums to be paid by bank account monthly deduction, the Issue Date will be the date of underwriting approval.

     This Policy may be used with certain tax-qualified retirement plans. The
Policy includes attributes such as tax deferral on accumulated earnings.
Qualified retirement plans provide their own tax deferral benefits; the purchase of this Policy does not provide additional tax deferral benefits beyond those

                                       26

provided in the qualified plan. Accordingly, if you are purchasing this Policy through a qualified plan, you should consider purchasing this Policy for its
Death Benefit and other non-tax related benefits. Please consult a tax advisor for information specific to your circumstances to determine whether the Policy is an appropriate investment for you.

     If you authorize premiums to be paid by government allotment, the Issue
Date generally will be, subject to our underwriting approval, the first day of the month in which we receive the first Minimum Monthly Premium through government allotment, whether or not a Minimum Monthly Premium is collected with the application. If a Minimum Monthly Premium is collected with the application, it will be allocated to the Sub-Accounts of the Variable Account and the Fixed
Account on the Valuation Date next following the Issue Date.

     MINIMUM INITIAL PREMIUM. The minimum initial premium is three Minimum
Monthly Premiums (see "Death Benefit Guarantee"). If, however, you authorize premiums to be paid by bank account monthly deduction or government allotment, we will accept one Minimum Monthly Premium together with the required authorization forms. The Minimum Monthly Premium is specified in the Policy and determines the payments required to maintain the Death Benefit Guarantee.

     CONDITIONAL RECEIPT. If you make the first full modal premium payment with your application, you may receive a conditional receipt. As described in your application, there are various conditions associated with a conditional receipt.
If you satisfy those conditions, the insurance under the terms of your Policy will take effect as of the date that you complete all required parts of the application, medical examinations and tests or as of the date of issue that you request, if later. Please review your application for details.

ALLOCATING PREMIUMS

     We will credit the initial Net Premium and any premiums received prior to the Initial Premium Transfer Date shown in your Policy to the Fidelity VIP Money
Market Sub-Account on the later of the Policy Date or the date we receive your premium. On the Initial Premium Transfer Date, we will transfer the Variable
Accumulation Value in the Fidelity VIP Money Market Sub-Account to the Fixed
Account and the Sub-Accounts of the Variable Account as you designated on the
Policy application. After the Initial Premium Transfer Date, we credit premiums to the Fixed Account and the Sub-Accounts of the Variable Account as you
designated on the Policy application.

     You may change the premium allocation at any time by notifying us in writing. Changes will not be effective until the date we receive your request and will only affect premiums we receive on or after that date. The new premium allocation may be 100% to any Account or divided in whole percentage points totaling 100%. We reserve the right to adjust any allocation to eliminate fractional percentages. Changing the current premium allocation will not affect the allocation of existing Accumulation Value.

     CREDITING NET PREMIUMS. We will credit Net Premiums on the latest of the following dates:

     *    The Valuation Date we receive the premium.

     *    The Valuation Date following the date of underwriting approval.

     *    The Valuation Date on or next following the Policy Date.

     *    The Valuation Date on or next following the date we receive at least the required minimum initial premium payment.

     *    In the case of Policies issued under government allotment programs, the Valuation Date next following the Issue Date.

     Until the date on which Net Premiums are credited as described above, we will hold premium payments in our General Account. No interest will be earned on these premium payments during this period of time.

     REFUNDING PREMIUMS. We will return all premiums paid without interest if any of the following occur:

     *    We send notice to the applicant that the insurance is declined.

     *    The applicant refuses an offer for an alternative policy.

                                       27

     *    The applicant does not supply required medical exams or tests within
          30 days of the date of the application.

     *    The applicant returns the Policy under the limited free look right.
          See "Free Look and Conversion Rights -- Free Look Rights".

AMOUNT AND TIMING OF PREMIUMS

     The amount and frequency of premium payments will affect the Accumulation
Value, the Cash Surrender Value, and how long the Policy will remain in force
(including affecting whether the Death Benefit Guarantee is in effect -- see
"Death Benefit Guarantee"). After the initial premium, you may determine the amount and timing of subsequent premium payments within the following restrictions:

     *    In most cases, we will require that you pay cumulative premiums sufficient to maintain the Death Benefit Guarantee to keep the Policy in force during at least the first several Policy Years. See "Death
          Benefit Guarantee."

     *    We may choose not to accept any premium less than $25.

     *    We reserve the right to limit the amount of any premium payment. In general, during the first Policy Year we will not accept total premium payments in excess of $250,000 on the life of any Insured, whether such payments are received on a Policy or on any other insurance policy issued by us or our affiliates. Also, we will not accept any premium payment in excess of $50,000 on any Policy after the first
          Policy Year. We may waive any of these premium limitations.

     *    We may require additional evidence of insurability satisfactory to us if any premium would increase the difference between the Death Benefit and the Accumulation Value (that is, the net amount at risk). A premium payment would increase the net amount at risk if at the time of payment the Death Benefit would be based upon the applicable corridor percentage of Accumulation Value. See "Death Benefit -- Death
          Benefit Options".

     *    In no event may the total of all premiums paid, both scheduled and unscheduled, exceed the current maximum premium payments allowed for life insurance under Section 7702 of the Code. If at any time you pay a premium that would result in total premiums exceeding the current maximum premiums allowed, we will only accept that portion of the premium which would make total premiums equal the maximum. We will return any part of the premium in excess of that amount, and we will not accept further premiums until allowed by the current maximum premium limitations.

     *    You may pay additional premiums (other than Planned Periodic Premiums)
          at any time while the Policy is in force before Age 100. We may limit the number and amount of these additional payments. However you may always pay premiums if needed to keep your Policy in force for the remainder of the current Policy Year.

     *    If you want to make a large premium payment under this Policy, and you wish to avoid Modified Endowment Contract classification, you may contact us in writing before making the payment and we will tell you the maximum amount which you can pay into the Policy. See "Federal Tax
          Matters -- Tax Status of the Policy".

PLANNED PERIODIC PREMIUMS

     You may choose a Planned Periodic Premium schedule which indicates a preference as to future amounts and frequency of payment. You may pay Planned
Periodic Premiums annually, semi-annually, quarterly or, if you choose, you can pay the Planned Periodic Premiums by bank account monthly deduction or government allotment.

     Your Policy will show the amount and frequency of your initial Planned
Periodic Premium. You may change the Planned Periodic Premium at any time by written request. We may limit the amount of any increase. Failure to make any
Planned Periodic Premium payment will not, however, necessarily result in lapse of the Policy. On the other hand, making Planned Periodic Premium payments will not guarantee that the Policy remains in force. See "Death Benefit Guarantee"
and "Policy Lapse and Reinstatement".

                                       28

PAYING PREMIUMS BY MAIL

     You may pay Planned Periodic Premiums and Unscheduled Additional Premiums
to the Company by mailing the payments to:

     ReliaStar Life Insurance Company
     P.O. Box 1880
     Minneapolis, Minnesota 55480-1880

     A payment is received by us when it is received at our offices. After you have paid your initial premium, we suggest you send premium payments directly to the Company, rather than through your agent/registered representative, to assure the earliest crediting date because your premium payments won't be credited until they get to the Company.

DEATH BENEFIT GUARANTEE

     If you meet the requirements described below, we guarantee that we will not lapse the Policy even if the Cash Surrender Value is not sufficient to cover the
Monthly Deduction that is due. This feature of the Policy is called the "Death
Benefit Guarantee". Each Policy will specify the Death Benefit Guarantee Period.
For a standard rated Policy without any term insurance riders the Death Benefit
Guarantee Period expires at the Insured's Age 65 for Issue Ages 0 through 60, or at the end of five Policy Years for Issue Ages 61 through 80, or at the end of three Policy Years for Issue Ages 81 through 85. The Death Benefit Guarantee
Period is shorter for substandard rated policies or if any term insurance rider is attached.

     In general, the two most significant benefits from the Death Benefit
Guarantee are as follows:

     *    First, during the early Policy Years, the Cash Surrender Value will generally not be sufficient to cover the Monthly Deduction, so that the Death Benefit Guarantee will be necessary to avoid lapse of the
          Policy. See "Policy Lapse and Reinstatement". This occurs because the
          Surrender Charge usually exceeds the Accumulation Value in these years. In this regard, you should consider that if you request an increase in Face Amount, an additional Surrender Charge would apply for the 10 years following the increase, which could create a similar possibility of lapse as exists during the early Policy Years.

     *    Second, to the extent the Cash Surrender Value declines due to poor investment performance, or due to an additional Surrender Charge after a requested increase, the Cash Surrender Value may not be sufficient even in later Policy Years to cover the Monthly Deduction, so that the
          Death Benefit Guarantee may also be necessary in later Policy Years to avoid lapse of the Policy.

Thus, even though the Policy permits premium payments that are less than the
Minimum Monthly Premiums, you may lose the significant protection provided by the Death Benefit Guarantee by paying less than the Minimum Monthly Premiums.

REQUIREMENTS FOR THE DEATH BENEFIT GUARANTEE

     The Death Benefit Guarantee will be in effect if the sum of all premiums paid minus any partial withdrawals and any loans are equal to or greater than the sum of the Minimum Monthly Premiums since the Policy Date. You must satisfy the requirements for the Death Benefit Guarantee as of each Monthly Anniversary, even though you do not have to pay premiums monthly.

     EXAMPLE: The Policy Date is January 1, 2000. The Minimum Monthly Premium
is $100 per month. No Policy loans or partial withdrawals are taken and no Face
Amount changes have occurred.

     Case 1.  You pay $100 each month. The Death Benefit Guarantee is maintained.

     Case 2.  You pay $1,000 on January 1, 2000. The $1,000 maintains the Death
              Benefit Guarantee without your paying any additional premiums for the next 10 months (through October 31, 2000). However, you must pay at least $100 by November 1, 2000 to maintain the Death
              Benefit Guarantee through November 30, 2000.

     We will determine (and the Policy will indicate) the amount of the initial
Minimum Monthly Premium at issuance of the Policy. The initial Minimum Monthly
Premium will depend upon the Insured's sex, Age at issue, Rate Class, optional insurance benefits added by rider, and the initial Face Amount.

                                       29

     The following Policy changes may change the Minimum Monthly Premium:

     *    A requested increase or decrease in the Face Amount (see "Death
          Benefit -- Requested Changes in Face Amount").

     *    A change in the Death Benefit Option (see "Death Benefit -- Changing
          the Death Benefit Option").

     *    The addition or termination of a Policy rider (see "General Provisions
          -- Optional Insurance Benefits").

We will notify you in writing of any changes in the Minimum Monthly Premium.

     If you have not made sufficient premium payments to maintain the Death
Benefit Guarantee as of any Monthly Anniversary, we will send you notice of the premium payment required to maintain the Death Benefit Guarantee. If we do not receive the required premium payment within 61 days from the date of our notice, the Death Benefit Guarantee will terminate.

     You can reinstate the Death Benefit Guarantee within the first 5 Policy
Years by paying all past due Minimum Monthly Premiums. The amount of past due
Minimum Monthly Premiums may exceed the amount needed to create sufficient Cash
Surrender Value to pay any Monthly Deduction due. After the first 5 Policy
Years, you cannot reinstate a lapsed Death Benefit Guarantee.

     Even if the Death Benefit Guarantee terminates, the Policy will not necessarily lapse. For a discussion of the circumstances under which the Policy may lapse, see "Policy Lapse and Reinstatement".

ACCUMULATION VALUE

     The Accumulation Value of the Policy (that is, the total value attributable to a specific Policy in the Variable Account and the Fixed Account) is equal to the sum of the Variable Accumulation Value (the value attributable to the
Variable Account) plus the Fixed Accumulation Value (the value attributable to the Fixed Account). You should distinguish the Accumulation Value from the Cash
Surrender Value that would actually be paid to you upon total surrender of the
Policy, which is the Accumulation Value less any Surrender Charge, Loan Amount and unpaid Monthly Deductions. See "Surrender Benefits -- Total Surrender". You
should also distinguish the Accumulation Value from the Cash Value, which determines the amount available for Policy loans, and is the Accumulation Value less any Surrender Charge. See "Policy Loans."

     The Variable Accumulation Value will generally vary daily and will increase or decrease to reflect the investment performance of the Funds in which
Sub-Accounts of the Variable Account have been invested.

     We will increase the Variable Accumulation Value by:

     *    any Net Premiums credited to the Variable Account, and

     *    any transfers from the Fixed Account.

     We will reduce the Variable Accumulation Value by:

     *    the Monthly Deduction attributable to the Variable Account,

     *    partial withdrawals from the Variable Account,

     *    any transfer and partial withdrawal charges attributable to the
          Variable Account, and

     *    any amounts transferred from the Variable Account to the Fixed Account
          (including amounts transferred from the Variable Account to the Fixed
          Account as security for Policy loans -- see "Policy Loans").

     We will increase the Fixed Accumulation Value by:

     *    any Net Premiums credited to the Fixed Account,

     *    any interest credited to the Fixed Account (determined at our discretion, but guaranteed not to be less than 3%), and

                                       30

     *    any amounts transferred from the Variable Account to the Fixed Account
          (including amounts transferred to the Fixed Account as security for
          Policy loans -- see "Policy Loans").

     We will reduce the Fixed Accumulation Value by:

     *    the Monthly Deduction attributable to the Fixed Account,

     *    partial withdrawals from the Fixed Account,

     *    any transfer and partial withdrawal charges attributable to the Fixed
          Account, and

     *    any amounts transferred from the Fixed Account to the Variable
          Account.

     See Appendix B for a detailed discussion of the calculation of Accumulation
Value.

ILLUSTRATION OF POLICY BENEFITS

     In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the Insured under your Policy and such factors as the specified face amount, death benefit option, premium payment amounts and rates of return (within limits) that you request. You can request such illustrations at any time.

     We have also filed an example of such an illustration as an exhibit to the registration statement referred to on page 56 of this Prospectus. This form of illustration (Form A) is available to you upon request and is incorporated herein by reference. There also may be state specific product features that make the illustrations applicable to you differ from the form of illustration shown in the exhibit. Subject to regulatory approval, personalized illustrations may be based upon a weighted average rather than an arithmetic average of Fund expenses.

SPECIALIZED USES OF THE POLICY

     Because the Policy provides for an accumulation of Cash Surrender Value as well as a Death Benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of the Sub-Accounts to which Accumulation Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Accumulation Value or Cash Surrender Value to fund the purpose for which the Policy was purchased. Withdrawals and Policy loans may significantly affect current and future Accumulation Value, Cash Surrender
Value, or Death Benefit proceeds. Depending upon Sub-Account investment performance and the amount of a Policy loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. See "Federal Tax Matters".

POLICY LAPSE AND REINSTATEMENT

     LAPSE. Unlike traditional life insurance policies, the failure to make a
Planned Periodic Payment will not by itself cause the Policy to lapse
(terminate). If the Death Benefit Guarantee is not in effect, the Policy will lapse only if, as of any Monthly Anniversary, the Cash Surrender Value is less than the Monthly Deduction due, and a grace period of 61 days expires without a sufficient payment.

     During the early Policy Years, the Cash Surrender Value will generally not be sufficient to cover the Monthly Deduction, so that premium payments sufficient to maintain the Death Benefit Guarantee will be required to avoid lapse. See "Death Benefit Guarantee".

     The Policy does not lapse, and the insurance coverage continues, until the expiration of a 61-day grace period which begins on the date we send you written notice indicating that the Cash Surrender Value is less than the Monthly
Deduction due. Our written notice will indicate the amount of the payment required to avoid lapse. If you do not make a sufficient payment within the grace period, then the Policy will lapse without value.

     If the Insured dies during the grace period, the proceeds payable will equal the amount of the Death Benefit on the Valuation Date on or next following the date of the Insured's death, reduced by any Loan Amount and any unpaid
Monthly Deductions.

                                       31

     If the Death Benefit Guarantee is in effect, we will not lapse the Policy.
See "Death Benefit Guarantee".

     REINSTATEMENT. Reinstatement means putting a lapsed Policy back in force.
You may reinstate a lapsed Policy by written request any time within five years after it has lapsed if it has not been surrendered for its Cash Surrender Value.

     To reinstate the Policy and any riders you must submit evidence of insurability satisfactory to us and you must pay a premium large enough to keep the Policy in force for at least two months.

     A lapsed Death Benefit Guarantee cannot be reinstated after the fifth
Policy Year.

SURRENDER BENEFITS

     Subject to certain limitations, you may make a total surrender of the
Policy or a partial withdrawal of the Policy's Cash Surrender Value by sending us a written request. We will determine the amount available for a total surrender or partial withdrawal at the end of the Valuation Period when we receive your written request. Generally, we will pay any amounts from the
Variable Account upon total surrender or partial withdrawal within seven days after we receive your written request. We may postpone payments, however, in certain circumstances. See "General Provisions -- Postponement of Payments".

TOTAL SURRENDER

     You may surrender the Policy at any time for its Cash Surrender Value by making a written request. The Cash Surrender Value is the Accumulation Value of
the Policy reduced by any Surrender Charge, Loan Amount and unpaid Monthly
Deductions. If the Cash Surrender Value at the time of a surrender exceeds
$25,000, the written request must include a Signature Guarantee. Surrendering the Policy may have tax consequences. See "Federal Tax Matters".

PARTIAL WITHDRAWAL

     After the first Policy Year, you may withdraw part of the Cash Surrender
Value by sending us a written request. If the amount being withdrawn exceeds
$25,000, then the written request must include a Signature Guarantee. We currently allow only one partial withdrawal in any Policy Year. When you make a partial withdrawal we currently deduct your withdrawal amount plus a $10 charge for each withdrawal. We guarantee that this charge will not exceed $25 for each partial withdrawal. See "Deductions and Charges -- Partial Withdrawal and
Transfer Charges". The amount of any partial withdrawal must be at least $500 and, during the first 10 Policy Years, may not be more than 20% of the Cash
Surrender Value on the date we receive your written request.

     Unless you specify a different allocation, we make partial withdrawals from the Fixed Account and the Sub-Accounts of the Variable Account on a
proportionate basis based upon the Accumulation Value. We will determine these proportions at the end of the Valuation Period during which we receive your written request. For purposes of determining these proportions, we first subtract any outstanding Loan Amount from the Fixed Accumulation Value.

     EFFECT OF PARTIAL WITHDRAWALS. We will reduce the Accumulation Value by the amount of any partial withdrawal. We will also reduce the Death Benefit by the amount of the withdrawal, or, if the Death Benefit is based on the corridor percentage of Accumulation Value (see "Death Benefit -- Death Benefit Options"),
by an amount equal to the corridor percentage times the amount of the partial withdrawal.

     If the Level Amount Option is in effect, we will reduce the Face Amount by the amount of the partial withdrawal. When increases in the Face Amount have occurred previously, we reduce the current Face Amount by the amount of the partial withdrawal in the following order:

     (1)  The Face Amount provided by the most recent increase;

     (2)  The next most recent increases successively; and

     (3)  The Face Amount when the Policy was issued.

     (This assumption also applies to requested decreases in Face Amount -- see
"Death Benefit -- Requested Changes in Face Amount".) Thus, partial withdrawals may affect the way in which the cost

                                       32

of insurance is calculated and the amount of pure insurance protection under the
Policy. See "Death Benefit -- Requested Changes in Face Amount", "Deductions and
Charges -- Monthly Deduction" and "Death Benefit -- Insurance Protection".

     We do not allow a partial withdrawal if the Face Amount after a partial withdrawal would be less than the minimum Face Amount (currently $25,000).

     If the Variable Amount Option or the Face Plus Premium Amount Option is in
effect, a partial withdrawal does not affect the Face Amount.

     A partial withdrawal may also cause the termination of the Death Benefit
Guarantee because we deduct the amount of the partial withdrawal from the total premiums paid in calculating whether you have paid sufficient premiums in order to maintain the Death Benefit Guarantee.

     Like partial withdrawals, Policy loans are a means of withdrawing money from the Policy. See "Policy Loans". A partial withdrawal or a Policy loan may have tax consequences depending on the circumstances of such withdrawal or loan.
See "Federal Tax Matters -- Tax Status of the Policy".

TRANSFERS

     You may transfer all or part of the Variable Accumulation Value between the
Sub-Accounts or to the Fixed Account subject to any conditions the Funds whose shares are involved may impose and any conditions we may impose on transfers.
See "Excessive Trading". If your state requires a refund of premium during the free look period, you may not make transfers until after your free look period ends. You must make your transfer request in writing unless you have completed a telephone/fax instruction authorization form. You may also direct us to automatically make periodic transfers under the Dollar Cost Averaging or
Portfolio Rebalancing services as described below.

     To transfer all or part of the Variable Accumulation Value from a
Sub-Account, we redeem Accumulation Units and reinvest their values in other
Sub-Accounts, or the Fixed Account, as you direct in your request. We will effect transfers, and determine all values in connection with transfers, at the end of the Valuation Period during which we receive your request, except as otherwise specified for the Dollar Cost Averaging or Portfolio Rebalancing
services. With respect to future Net Premium payments, however, your current premium allocation will remain in effect unless (1) you have requested the
Portfolio Rebalancing service, or (2) you are transferring all of the Variable
Accumulation Value from the Variable Account to the Fixed Account in exercise of conversion rights. See "Free Look and Conversion Rights -- Conversion Rights".

     Transfers from the Fixed Account to the Variable Account are subject to the following additional restrictions:

     *    your transfer request must be postmarked no more than 30 days before or after the Policy Anniversary in any year, and only one transfer is permitted during this period,

     *    you may only transfer up to 50% of the Fixed Accumulation Value, less any Loan Amount, unless the balance, after the transfer, would be less than $1,000, in which event you may transfer the full Fixed
          Accumulation Value, less any Loan Amount, and

     *    you must transfer at least the lesser of $500 or the total Fixed
          Accumulation Value, less any Loan Amount.

     Some of these restrictions may be waived for transfers due to the Portfolio
Rebalancing service.

     TELEPHONE/FAX INSTRUCTIONS. You are allowed to enter certain types of instructions either by telephone or by fax if you complete a telephone/fax instruction authorization form. If you complete the form, you can enter the following types of instructions by telephone or fax:

     *    transfers between Sub-Accounts

     *    changes of allocations among fund options

By completing the telephone/fax form, you agree that we will not be liable for any loss, liability, cost or expense when we act in accordance with the telephone/fax transfer instructions that we receive or are recorded on voice recording equipment. If we later determine that you did not make a telephone/fax transfer request or the request was made without your authorization, and loss results from such

                                       33

unauthorized transfer, you bear the risk of this loss. We consider any requests made via fax as telephone requests and such requests are bound by the conditions in the telephone/fax transfer authorization form you sign. Any fax request should include your name, daytime telephone number, Policy number and, in the case of transfers, the names of the Sub-Accounts from which and to which money will be transferred and the allocation percentage. ReliaStar will employ reasonable procedures to confirm that instructions communicated by telephone/fax are genuine. If we do not employ such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification prior to acting upon telephone/fax instructions, providing written confirmation of such instructions, and/or tape recording telephone instructions.

Telephone and fax transfers may not always be available. Telephone or fax systems, whether yours, your service provider's or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing.

EXCESSIVE TRADING

     Excessive trading activity can disrupt orderly Fund management strategies and increase Fund expenses by causing:

     *    increased trading and transaction costs;

     *    disruption of planned investment strategies;

     *    forced and unplanned portfolio turnover;

     *    lost opportunity costs; and

     *    large asset swings that decrease the Fund's ability to provide maximum investment return to all Policy owners.

     In response to excessive trading, we may place restrictions or refuse transfers made by third-party agents acting on behalf of Policy owners such as a market timing service. We will refuse or place restrictions on transfers when we determine, in our sole discretion, that transfers are harmful to the Funds, or
Policy owners as a whole.

     DOLLAR COST AVERAGING SERVICE. You may request this service if your Face
Amount is at least $100,000 and your Accumulation Value, less any Loan Amount, is at least $5,000. If you request this service, you direct us to automatically make specific periodic transfers of a fixed dollar amount from any of the
Sub-Accounts to one or more of the Sub-Accounts or to the Fixed Account. We do not permit transfers from the Fixed Account under this service. You may request that we make transfers of this type on a monthly, quarterly, semi-annual, or annual basis. This service is intended to allow you to use "Dollar Cost
Averaging", a long term investment method which provides for regular investments over time. We make no guarantees that Dollar Cost Averaging will result in a profit or protect against loss. You may discontinue this service at any time by notifying us in writing.

     If you are interested in the Dollar Cost Averaging service, you may obtain a separate application form and full information concerning this service and its restrictions from us or our registered representative.

     We will discontinue the Dollar Cost Averaging service immediately (1) on receipt of any request to begin a Portfolio Rebalancing service, (2) if the
Policy is in the grace period on any date when Dollar Cost Averaging transfers are scheduled, or (3) if the specified transfer amount from any Sub-Account is more than the Accumulation Value in that Sub-Account.

     We reserve the right to discontinue, modify, or suspend this service. For a
Policy issued in New Jersey, we may not discontinue this service, but we reserve the right to charge up to $50 per transfer. Any such modification or discontinuation would not affect any Dollar Cost Averaging service requests already commenced.

     PORTFOLIO REBALANCING SERVICE. You may request this service if your Face
Amount is at least $200,000 and your Accumulation Value, less any Loan Amount, is at least $10,000. If you request this service, you direct us to automatically make periodic transfers to maintain your specified percentage allocation of
Accumulation Value, less any Loan Amount, among the Sub-Accounts of the Variable
Account and the Fixed Account. We will also change your allocation of future Net
Premium payments

                                       34

to be equal to this specified percentage allocation. You may request that we make transfers under this service on a quarterly, semi-annual, or annual basis.
This service is intended to maintain the allocation you have selected consistent with your personal objectives.

     The Accumulation Value in each Sub-Account of the Variable Account and the
Fixed Account will grow or decline at different rates over time. Portfolio
Rebalancing will periodically transfer Accumulation Values from those accounts that have increased in value to those accounts that have increased at a slower rate or declined in value. If all accounts decline in value, it will transfer
Accumulation Values from those that have decreased less in value to those that have decreased more in value. We make no guarantees that Portfolio Rebalancing will result in a profit or protect against loss. You may discontinue this service at any time by notifying us in writing.

     If you are interested in the Portfolio Rebalancing service you may obtain a separate application form and full information concerning this service and its restrictions from us or our registered representative.

     If you are using the Portfolio Rebalancing service, we will discontinue this service immediately (1) on receipt of any request to change the allocation of premiums to the Fixed Account and Sub-Account of the Variable Account, (2) on
receipt of any request to begin a Dollar Cost Averaging service, (3) upon receipt of any request to transfer Accumulation Value among the accounts, or (4)
if the policy is in the grace period or the Accumulation Value, less any Loan
Amount, is less than $7,500 on any Valuation Date when Portfolio Rebalancing transfers are scheduled.

     We reserve the right to discontinue, modify, or suspend this service. For a
Policy issued in New Jersey, we may not discontinue this service, but we reserve the right to charge up to $50 per transfer. Any such modification or discontinuation could affect Portfolio Rebalancing services currently in effect, but only after 30 days notice to affected Policy owners.

     TRANSFER LIMITS. We currently do not limit the number of unlimited transfers in a Policy Year, although we reserve the right to limit you to no more than 12 transfers per year. All transfers that are effective on the same
Valuation Date will be treated as one transfer transaction. Transfers made due to the Dollar Cost Averaging or Portfolio Rebalancing services do not currently count toward the limit on number of transfers.

     TRANSFER CHARGES. We currently make no charge for the first 24 transfers during a Policy Year. We make a $25 charge for each subsequent transfer. We reserve the right to make a charge not to exceed $25 per transfer for any transfer. No charge currently is made for transfers to implement Dollar Cost
Averaging and Portfolio Rebalancing. See "Deductions and Charges -- Partial
Withdrawal and Transfer Charges". In no event, however, will we impose any charge in connection with the exercise of a conversion right or transfers occurring as the result of Policy Loans. All transfers are also subject to any charges and conditions imposed by the Fund whose shares are involved. We will treat all transfers that are effective on the same Valuation Date as one transfer transaction for the purpose of assessing any transfer charge.

POLICY LOANS

     GENERAL. As long as the Policy remains in effect, you may borrow money from us using the Policy as security for the loan. We reserve the right to limit loans during the first Policy year (except that persons in Indiana and New
Jersey may take loans during the first Policy year if there is a Loan Amount).
The maximum amount you may borrow at any time is equal to the loan value of the
Policy, which is equal to 90% of the Cash Value (100% in Texas) less the existing Loan Amount. If the Policy is in force as paid-up life insurance, the loan value is equal to the Cash Value on the next Policy Anniversary less any existing Loan Amount and loan interest to that date. Each Policy loan must be at least $500 ($200 in Connecticut). After Age 65, we currently allow you to borrow
100% of the Cash Surrender Value.

     You can make loan requests in writing or by telephoning us on any Valuation
Date. Any loan request in excess of $25,000 will require a Signature Guarantee.
Telephone loan requests cannot exceed $10,000. We currently do not require any election form to make telephone loan requests. We will employ reasonable procedures to confirm that loan requests made by telephone are genuine. In the event we do not employ such procedures, we may be liable for any losses due to unauthorized or fraudulent

                                       35

instructions. Such procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmations of such instructions and/or tape recording telephone instructions.

     Policy loans have priority over the claims of any assignee or other person.
You may repay a Policy loan in whole or in part at any time.

     We will normally pay the loan proceeds to you within seven days after we receive your request. We may postpone payment of loan proceeds to you under certain circumstances. See "General Provisions -- Postponement of Payments".

     Payments you make generally will be treated as premium payments, rather than Policy loan repayments, unless you indicate that we should treat the payment otherwise or unless we decide, at our discretion, to apply the payment as a Policy loan repayment. As a result, unless you indicate that a payment is a loan repayment, all payments you make to the Policy will generally be subject to the Premium Expense Charge. See "Deductions and Charges -- Premium Expense
Charge".

     IMMEDIATE EFFECT OF POLICY LOANS. When we make a Policy loan, we will segregate an amount equal to the Policy loan (which includes interest payable in advance) within the Accumulation Value of your Policy and hold it in the Fixed
Account as security for the loan. As described below, you will pay interest to us on the Policy loan, but we will also credit interest to you on the amount held in the Fixed Account as security for the loan. We will include the amount segregated in the Fixed Account as security for the Policy loan as part of the
Fixed Accumulation Value under the Policy, but we will credit that amount with interest on a basis different from other amounts in the Fixed Account.

     Unless you specify differently, amounts held as security for the Policy loan will come proportionately from the Fixed Accumulation Value and the
Variable Accumulation Value (with the proportions being determined as described below). We will transfer assets equal to the portion of the Policy loan coming from the Variable Accumulation Value from the Sub-Accounts of the Variable
Account to the Fixed Account, THEREBY REDUCING THE POLICY VALUE HELD IN THE
SUB-ACCOUNTS. We do not treat these transfers as transfers for the purposes of assessing the transfer charge or calculating the limit on the number of transfers.

     If you request an additional loan, we add the new loan amount to your existing Policy loan. This way, there is only one loan outstanding on your
Policy at any time.

     EFFECT ON INVESTMENT PERFORMANCE. Amounts coming from the Variable Account as security for Policy loans will no longer participate in the investment performance of the Variable Account. We will credit all amounts held in the
Fixed Account as security for Policy loans (that is, the Loan Amount) with interest at an effective annual rate equal to 3.00%. WE WILL NOT CREDIT
ADDITIONAL INTEREST TO THESE AMOUNTS. On the Policy Anniversary, we will allocate any interest credited on these amounts to the Fixed Account and the
Variable Account according to the premium allocation then in effect (see
"Payment and Allocation of Premiums -- Allocating Premiums").

     Although you may repay Policy loans in whole or in part at any time, Policy loans will permanently affect the Policy's potential Accumulation Value. As a result, to the extent that the Death Benefit depends upon the Accumulation Value
(see "Death Benefit -- Death Benefit Options"), Policy loans will also affect the Death Benefit under the Policy. This effect could be favorable or unfavorable depending on whether the investment performance of the assets allocated to the Sub-Account(s) is less than or greater than the interest being credited on the assets transferred to the Fixed Account while the loan is outstanding. Compared to a Policy under which no loan is made, values under the
Policy will be lower when such interest credited is less than the investment performance of assets held in the Sub-Account(s).

     EFFECT ON POLICY COVERAGE. We will notify you if, on any Monthly
Anniversary, the Loan Amount is greater than the Accumulation Value, less the then applicable Surrender Charge. If we do not receive sufficient payment within
61 days from the date we send notice to you, the Policy will lapse and terminate without value. Our written notice to you will indicate the amount of the payment required to avoid lapse. The Policy may, however, later be reinstated. See
"Policy Lapse and Reinstatement".

     A Policy loan may also cause termination of the Death Benefit Guarantee, because we deduct the Loan Amount from the total premiums paid in calculating whether you have paid sufficient premiums in order to maintain the Death Benefit
Guarantee. See "Death Benefit Guarantee".

                                       36

     We will reduce proceeds payable upon the death of the Insured by any Loan
Amount.

     INTEREST. The interest rate charged on Policy loans will be an annual rate of 4.762%, payable in advance. After the 10th Policy Year, we currently charge interest at an annual rate of 2.913% (guaranteed not to exceed 3.382%), payable in advance, on that portion of your Loan Amount that is not in excess of (1) the
Accumulation Value, less (2) the total of all premiums paid less all partial withdrawals. We will charge interest on any excess of this amount at the annual rate of 4.762%, payable in advance.

     Interest is payable in advance (for the rest of the Policy Year) at the time any Policy loan is made and at the beginning of each Policy Year thereafter
(for that entire Policy Year). If you do not pay interest when due, we will deduct it from the Cash Surrender Value as an additional Policy loan (see
"Immediate Effect of Policy Loans" above) and we will add it to the existing
Loan Amount.

     Because we charge interest in advance, we will refund any interest that we have not earned to you upon lapse or surrender of the Policy or repayment of the
Policy Loan.

     REPAYMENT OF LOAN AMOUNT. You may repay the Loan Amount any time. If not repaid, we will deduct the Loan Amount from any amount payable under the Policy.
As described above, unless you provide us with notice to the contrary, we generally will treat any payments on the Policy as premium payments, which are subject to the Premium Expense Charge, rather than repayments on the Loan
Amount. Any repayments on the Loan Amount will result in amounts being reallocated from the Fixed Account and to the Sub-Accounts of the Variable
Account according to your current premium allocation.

     TAX CONSIDERATIONS. A Policy loan may have tax consequences depending on the circumstances of the loan. See "Federal Tax Matters -- Tax Status of the
Policy".

     1035 EXCHANGES. We reserve the right to permit a Policy Loan prior to the first Policy Anniversary for Policies issued pursuant to a transfer of Cash
Values from another life insurance policy under Section 1035(a) of the Code, as amended. In the event of such a Policy Loan, the Policy Loan will be treated for all purposes as made on the Policy Issue Date.

FREE LOOK AND CONVERSION RIGHTS

FREE LOOK RIGHTS

     The Policy provides for a "free look" period after application for and issuance of the Policy. The Policy also provides for a "free look" period after any requested increase in Face Amount.

     During the free look period after application for and issuance of the
Policy, you have a right to return the Policy for cancellation. You must return the Policy to your agent or us and ask us to cancel the Policy by midnight of the 10th day after receiving the Policy. Upon cancellation of the Policy, you will receive a refund of premiums paid for the Policy.

     During the free look period after a requested increase in Face Amount, you have the right to cancel the increase. You must request cancellation of the increase by midnight of the 10th day after receiving the new Policy Data Page reflecting the increase. Upon requesting cancellation of the increase, you will receive a refund, if you so request, or otherwise a restoration to the Policy's
Accumulation Value (allocated among the Fixed Account and the Sub-Accounts of the Variable Account as if it were a Net Premium payment), in an amount equal to all Monthly Deductions attributable to the increase in Face Amount, including rider cost arising from the increase.

     NOT TAKEN POLICIES. If you return your Policy to us after the end of the free look period, but within 120 days after the Policy Issue Date, we call your
Policy a "not taken". By current administrative practice which we may change at any time in our sole discretion and without notice to you, we limit the
Surrender Charge on not taken Policies to not more than $50. After 120 days, we will apply the full Surrender Charge to all policy lapses and surrenders.

CONVERSION RIGHTS

     During the first two Policy Years and the first two years following a requested increase in Face Amount, we provide you with an option to convert the
Policy or any requested increase in Face Amount to a life insurance policy under which the benefits do not vary with the investment experience of the

                                       37

Variable Account. For policies issued in all states, except Connecticut, we make this option available by permitting you to transfer all or a part of your
Variable Accumulation Value to the Fixed Account. For policies issued in
Connecticut, you may exchange this Policy for a different permanent fixed benefit life insurance policy that we offer in that state. The two conversion right options are discussed below.

     GENERAL OPTION. In all states except Connecticut, you may exercise your conversion right by transferring all or any part of your Variable Accumulation
Value to the Fixed Account. If, at any time during the first two Policy Years or the first two years following a requested increase in Face Amount, you request transfer from the Variable Account to the Fixed Account and indicate that you are making the transfer in exercise of your conversion right, we will not assess any transfer charge on the transfer, and the transfer will not count against the limit on the number of transfers. Whether this conversion right is exercised during the first two Policy Years or during the two years following a Face
Amount increase, we will allow the full Accumulation Value to be transferred to the Fixed Account on request. At the time of such transfer, there is no effect on the Policy's Death Benefit, Face Amount, net amount at risk, Rate Class(es)
or Issue Age -- only the method of funding the Accumulation Value under the
Policy will be affected. See "Death Benefit", "Accumulation Value" and Appendix
A, "The Fixed Account".

     If you transfer all of the Variable Accumulation Value from the Variable
Account to the Fixed Account and indicate that you are making this transfer in exercise of your Conversion Right, we will automatically credit all future premium payments on the policy to the Fixed Account unless you request a different allocation.

     CONNECTICUT. During the first two Policy Years and during the first 24 months following a requested increase in Face Amount, you may convert the Policy or the Face Amount increase to any fixed benefit whole life insurance policy we offer. We will not require any evidence of insurability for the conversion. In order to convert to a new policy, we must receive a written conversion request.
If the entire Policy is being converted, you must surrender the Policy to us.
The conversion must be made while the Policy is in force; and any outstanding
Loan Amount must be repaid.

     The new policy will have the same Issue Age and rate class as the Policy.
If you are converting the entire Policy, the effective date of the conversion will be the date on which we receive both your written conversion request and the Policy. If you are converting a Face Amount increase, the effective date of the conversion will be the date on which we receive your written conversion request.

     On the effective date of the conversion, the new policy will have, at your option, either:

     (1)  A death benefit which is equal to the Death Benefit of the Policy on the effective date of the conversion, or in the case of a Face Amount increase, a death benefit equal to the increase in Face Amount; or

     (2)  A net amount at risk which equals the Death Benefit of the Policy on the effective date of the conversion, less the Accumulation Value on that date, or in the case of a Face Amount increase, a net amount at risk which equals the Face Amount increase on the effective date of conversion less the Accumulation Value on that date which is considered to be part of the Face Amount increase.

     The conversion will be subject to an equitable adjustment in payments and
Policy values to reflect variances, if any, in the payments and Policy values under the Policy and the new policy. We may require an additional premium payment. The old Policy's Surrender Charge will not be applied. The new Policy's provisions and charges will be the same as those that would have been in effect had the new Policy been issued on the Policy Date.

ADDITIONAL INFORMATION ON THE INVESTMENTS OF THE VARIABLE ACCOUNT

INVESTMENT LIMITS

     Although there are currently 37 Variable Account investment options offered through this prospectus, we currently only permit you to participate in a maximum of 17 investment options over the lifetime of your Policy. The initial allocation of your premium to the Fidelity VIP Money Market Sub-Account will count against the 17 investment option limitation. You do not have to choose your investment options in advance, but once you participate in the 17th Fund since your Policy was issued, you would only be able to transfer within those 17
Funds already used and which are still available.

                                       38

     The Fund shares are sold to separate accounts of insurance companies. These insurance companies may or may not be affiliated with us. This is known as
"shared funding." The Funds may sell shares as the underlying investment for both variable annuity and variable life insurance contracts. This process is known as "mixed funding."

     The Funds may sell shares to certain qualified pension and retirement plans that qualify under Section 401 of the Code. As a result, a material conflict of interest may arise between insurance companies, owners of different types of contracts and retirement plans, or their participants.

     If there is a material conflict, we will consider what should be done, including removing the Fund from the Variable Account. There are certain risks with mixed and shared funding, and with selling shares to qualified pension and retirement plans. See the Funds' prospectuses.

     The Funds have advised us that they will monitor for such conflicts and will promptly provide us with information regarding any such conflicts should they arise or become imminent, and we will promptly advise the Funds if we become aware of any such conflicts. If any such material irreconcilable conflict arises, we will arrange to eliminate and remedy such conflict up to and including establishing a new management investment company and segregating the assets underlying the variable policies and contracts at no cost to the holders of the policies and contracts.

     There also is a possibility that one Fund might become liable for any misstatement, inaccuracy or incomplete disclosure in another Fund's prospectus.

     The Funds distribute dividends and capital gains. However, we automatically reinvest distributions in additional Fund shares, at net asset value. The
Sub-Account receives the distributions which are then reflected in the Unit
Value of that Sub-Account. See "Accumulation Value".

     ReliaStar has entered into service arrangements with the managers or distributors of certain of the Funds. Under these arrangements, ReliaStar or its affiliates may receive compensation from affiliates of the Funds. This compensation is for providing administrative, recordkeeping and other services to the Funds or their affiliates. Such compensation is paid based upon assets invested in the particular Funds, or based on the aggregated net asset goals.
Payments of such amounts by an affiliate or affiliates of the Funds do not increase the fees paid by the Funds or their shareholders. The percentage paid may vary from one Fund to another. The amounts we receive may be significant.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

     We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the Variable Account or that the Variable Account may purchase.

     *    We reserve the right to establish additional Sub-Accounts of the
          Variable Account, each of which would invest in a new Fund, or in shares of another investment company, with a specified investment objective. We may establish new Sub-Accounts when, in our sole discretion, marketing needs or investment conditions warrant, and we will make any new Sub-Accounts available to existing Policy owners on a basis we determine.

     *    We may eliminate one or more Sub-Accounts, or prohibit additional new premium or transfers into a Sub-Account, if, in our sole discretion, marketing, tax, regulatory requirements or investment conditions warrant.

     *    We reserve the right to eliminate the shares of any of the Funds and to substitute shares of another Fund or of another open-end, registered investment company. The new Funds may have higher fees and charges than the ones they replaced, and not all Funds may be available to all classes of Policies. We will not substitute any shares attributable to your interest in a Sub-Account of the Variable
          Account without notice and prior approval of the SEC, to the extent required by the Investment Company Act of 1940 or other applicable law.

     Nothing contained herein shall prevent the Variable Account from:

     *    Purchasing other securities of other Funds or classes of policies,

     *    Permitting a conversion between Funds or classes of policies on the basis of requests made by Policy owners, or

                                       39

     *    Substituting the shares of one fund for shares of another fund in the event of a merger of funds or similar transaction.

     In the event of any such substitution, deletion or change, we may make appropriate changes in this and other policies to reflect such substitution, deletion or change. If you allocated all or a portion of your investments to any of the current funds that are being substituted for or deleted, you may transfer the portion of the Accumulation Value affected without paying a transfer charge.

     If we deem it to be in the best interests of persons having voting rights under the Policies, we may:

     *    operate the Variable Account as a management company under the 1940
          Act,

     *    deregister the Variable Account under the 1940 Act in the event such registration is no longer required, or

     *    combine the Variable Account with our other separate accounts.

VOTING RIGHTS

     You have the right to instruct us how to vote the Fund shares attributable to the Policy at regular meetings and special meetings of the Funds. We will vote the Fund shares held in Sub-Accounts according to the instructions received, as long as:

     *    The Variable Account is registered as a unit investment trust under the Investment Company Act of 1940; and

     *    The Variable Account's assets are invested in Fund shares.

     If we determine that, because of applicable law or regulation, we do not have to vote according to the voting instructions received, we will vote the
Fund shares at our discretion.

     All persons entitled to voting rights and the number of votes they may cast are determined as of a record date, selected by us, not more than 90 days before the meeting of the Fund. All Fund proxy materials and appropriate forms used to give voting instructions will be sent to persons having voting interests.

     We will vote any Fund shares held in the Variable Account for which we do not receive timely voting instructions, or which are not attributable to Policy owners, in proportion to the instructions received from all Policy owners having a voting interest in the Fund. Any Fund shares held by us or any of our affiliates in general accounts will, for voting purposes, be allocated to all separate accounts having voting interests in the Fund in proportion to each account's voting interest in the respective Fund, and will be voted in the same manner as are the respective account's votes.

     Owning the Policy does not give you the right to vote at meetings of our stockholders.

     DISREGARDING VOTING INSTRUCTIONS. We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of any Fund or to approve or disapprove an investment advisory contract for any Fund. In addition, we may disregard voting instructions in favor of changes initiated by a Policy owner in the investment policy or the investment adviser of any Fund if we reasonably disapprove of such changes. We would disapprove a change only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or we determine that the change would have an adverse effect on the Variable
Account in that the proposed investment policy for a Fund may result in speculative or unsound investments. In the event we do disregard voting instructions, we will include a summary of that action and the reasons for such action in the next annual report to owners.

PAID-UP LIFE INSURANCE OPTION

     Before Age 100, if the Insured is living and the Policy is in force, you may make a written request to direct us to apply the Cash Surrender Value of the
Policy to purchase paid-up life insurance. The amount by which this insurance will exceed its cash value cannot be greater than the amount by which the
Policy's Death Benefit exceeds the Policy's Accumulation Value. We will pay you in cash any Cash Surrender Value not used to purchase paid-up life insurance.
Any cash paid out or Policy loans forgiven may be considered a taxable event.

                                       40

GENERAL PROVISIONS

OWNERSHIP

     While the Insured is alive, subject to the Policy's provisions you may:

     *    Change the amount and frequency of premium payments.
     *    Change the allocation of premiums.
     *    Change the Death Benefit Option.
     *    Change the Face Amount.
     *    Make transfers between accounts.
     *    Surrender the Policy for cash.
     *    Make a partial withdrawal for cash.
     *    Receive a cash loan.
     *    Assign the Policy as collateral.
     *    Change the beneficiary.
     *    Transfer ownership of the Policy.
     *    Enjoy any other rights the Policy allows.

     Some of these transactions may have tax consequences and you should consider any such tax consequences before taking any of these actions.

PROCEEDS

     At the Insured's death, the proceeds payable include the Death Benefit then in force:

     *    Plus any additional amounts provided by rider on the life of the
          Insured;
     *    Plus any Policy loan interest that we have collected but not earned;
     *    Minus any Loan Amount; and
     *    Minus any unpaid Monthly Deductions.

     We may pay the proceeds in a lump sum or, if you choose, we may apply the proceeds to one of the Settlement Options. If you or the Beneficiary do not
select a Settlement Option, and the proceeds are at least $5,000, we may deposit the lump-sum payment into a interest bearing special account maintained by a financial institution and retained by us in our General Account. In that case, we provide the Beneficiary with a checkbook to access these funds from that special account. The Beneficiary will receive any interest on the proceeds deposited in that account.

BENEFICIARY

     You may name one or more beneficiaries on the application when you apply for the Policy. You may later change beneficiaries by written request. You may also name a beneficiary whom you cannot change without his or her consent
(irrevocable beneficiary). If no beneficiary is surviving when the Insured dies, we will pay the Death Benefit to you, if surviving, or otherwise to your estate.

POSTPONEMENT OF PAYMENTS

     We generally make payments from the Variable Account for Death Benefits, cash surrender, partial withdrawal, or loans within seven days after we receive all the documents required for the payments.

     We may, however, delay making a payment when we are not able to determine the Variable Accumulation Value because (1) the New York Stock Exchange is closed, other than customary weekend or holiday closings, or the SEC restricts trading on the New York Stock Exchange, (2) the SEC by order permits postponement for the protection of Policyholders, or (3) the SEC determines that an emergency exists which makes disposing of securities not reasonably practicable, or which makes it not reasonably practicable to determine the value of the Variable Account's net assets. We may also postpone transfers and allocations to and from any Sub-Account of the Variable Account under these circumstances.

     We may delay any of the payments that we make from the Fixed Account for up to six months from the date we receive the documents required. We will pay interest at an effective annual rate of 3.50% if we delay payment more than 30 days. We will not credit any additional interest to any delayed payments. The time a payment from the Fixed Account may be delayed and the rate of interest paid on such amounts may vary among states.

SETTLEMENT OPTIONS

     Settlement Options are ways you can choose to have the Policy's proceeds paid. These Settlement Options apply to proceeds paid:

                                       41

     *    At the Insured's death.

     *    On total surrender of the Policy.

     We pay the proceeds to one or more payees. We may pay the proceeds in a lump sum or we may apply the proceeds to one of the following Settlement
Options. You may request that we use a combination of Options. You must apply at least $2,500 to any Option for each payee under that Option. Under an installment Option, each payment must be at least $25.00. We may adjust the interval to make each payment at least $25.00.

     Proceeds applied to any Option no longer earn interest at the rate applied to the Fixed Account or participate in the investment performance of the Funds.

     Option 1 -- Proceeds are left with us to earn interest. Withdrawals and any changes are subject to our approval.

     Option 2 -- Proceeds and interest are paid in equal installments of a specified amount until the proceeds and interest are all paid.

     Option 3 -- Proceeds and interest are paid in equal installments for a specified period until the proceeds and interest are all paid.

     Option 4 -- The proceeds provide an annuity payment with a specified number of months "certain". The payments are continued for the life of the primary payee. If the primary payee dies before the certain period is over, the remaining payments are paid to a contingent payee.

     Option 5 -- The proceeds provide a life income for two payees. When one payee dies, the surviving payee receives two-thirds of the amount of the joint monthly payment for life.

     INTEREST ON SETTLEMENT OPTIONS. We base the interest rate for proceeds applied under Options 1 and 2 on the interest rate we declare on funds that we consider to be in the same classification based on the Option, restrictions on withdrawal, and other factors. The interest rate will never be less than an effective annual rate of 2.0%.

     In determining amounts we pay under Options 3, 4,and 5, we assume interest at an effective annual rate of 2%. Also, for Option 3 and "certain" periods under Option 4, we credit any excess interest we may declare on funds that we consider to be in the same classification based on the Option, restrictions on withdrawal, and other factors.

INCONTESTABILITY

     After the Policy has been in force during the Insured's lifetime for two years from the Policy's Issue Date, we cannot claim the Policy is void or refuse to pay any proceeds unless the Policy has lapsed.

     If you make a Face Amount increase or a premium payment which requires proof of insurability, the corresponding Death Benefit increase has its own two-year contestable period measured from the effective date of the increase.

     If the Policy is reinstated, we measure the contestable period from the date of reinstatement with respect to statements made on the application for reinstatement.

MISSTATEMENT OF AGE AND SEX

     If the Insured's Age or sex or both are misstated (except where unisex rates apply), the Death Benefit will be the amount that the most recent cost of insurance would purchase using the current cost of insurance rate for the correct Age and sex.

SUICIDE

     If the Insured commits suicide, whether sane or insane, within two years of the Policy's Issue Date (one year in Colorado and North Dakota), we do not pay the Death Benefit. Instead, we refund all premiums paid for the Policy and any attached riders, minus any Loan Amounts and partial withdrawals.

     If you make a Face Amount increase or a premium payment which requires proof of insurability, the corresponding Death Benefit increase has its own two-year suicide limitation for the proceeds associated with that increase. If the Insured commits suicide, whether sane or insane, within two years of the effective date of the increase, we pay the Death Benefit prior to the increase and refund the cost of insurance for that increase.

                                       42

TERMINATION

     The Policy terminates when any of the following occurs:

     *    The Policy lapses. See "Policy Lapse and Reinstatement".
     *    The Insured dies.
     *    You surrender the Policy for its Cash Surrender Value.
     *    We amend the Policy according to the amendment provision described below and you do not accept the amendment.

AMENDMENT

     We reserve the right to amend the Policy in order to include any future changes relating to the following:

     *    Any SEC rulings and regulations.
     *    The Policy's qualification for treatment as a life insurance policy under the following:
          --   The Code as amended.
          --   Internal Revenue Service rulings and regulations.
          --   Any requirements imposed by the Internal Revenue Service.

REPORTS

     ANNUAL STATEMENT. We will send you an Annual Statement once each year, showing the Face Amount, Death Benefit, Accumulation Value, Cash Surrender
Value, Loan Amount, premiums paid, Planned Periodic Premiums, interest credits, partial withdrawals, transfers, and charges since the last statement.

     Additional statements are available upon request. We may make a charge not to exceed $50 for each additional Annual Statement you request.

     We send semi-annual reports with financial information on the Funds, including a list of investment holdings of each portfolio.

     We send confirmation notices to you throughout the year for certain Policy transactions such as partial withdrawals and loans.

     PROJECTION REPORT. Upon request, we will provide you a report projecting future results based on the Death Benefit Option you specify, the Planned
Periodic Premiums you specify, and the Accumulation Value of your Policy at the end of the prior Policy Year. We may make a charge not to exceed $50 for each
Projection Report you request after the first report and after the first report in a Policy Year.

     OTHER REPORTS. The Company will mail to you at your last known address of record at least annually a report containing such information as may be required by any applicable law.

     To reduce expenses, only one copy of most financial reports and prospectuses, including reports and prospectuses for the Investment Funds, will be mailed to your household, even if you or other persons in your household have more than one contract issued by ReliaStar Life or an affiliate. Call
1-800-456-6965 if you need additional copies of financial reports, prospectuses, or annual and semi-annual reports, or if you would like to receive one copy for each contract in all future mailings.

DIVIDENDS

     The Policy does not entitle you to participate in our surplus. We do not pay you dividends under the Policy.

     The Sub-Account receives any dividends paid by the related Fund. Any such dividend is credited to you through the calculation of the Sub-Account's daily
Unit Value.

COLLATERAL ASSIGNMENT

     You may assign the benefits of the Policy as collateral for a debt. This limits your rights to the Cash Surrender Value and the beneficiary's rights to the proceeds. An assignment is not binding on us until we receive written notice.

OPTIONAL INSURANCE BENEFITS

     The Policy can include additional benefits, in the form of riders to the
Policy, if our requirements for issuing such benefits are met. We currently offer the following benefit riders, although some riders may not be available in some states.

                                       43

     ACCELERATED BENEFIT RIDER. Under certain circumstances we pay a part of the Death Benefit to you when the Insured has been diagnosed as having a terminal illness. See "Accelerated Benefit Rider".

     ACCIDENTAL DEATH BENEFIT RIDER. Provides an additional benefit if the
Insured dies from an accidental injury.

     ADDITIONAL INSURED RIDER. Provides level term coverage to age 100 on a family member of the Insured.

     WAIVER OF MONTHLY DEDUCTION RIDER. The Monthly Deduction for the Policy is
waived while the Insured is totally disabled under the terms of the rider.

     CHILDREN'S INSURANCE RIDER. Provides up to $10,000 of term life insurance on the life of each of the Insured's children, up to age 25.

     COST OF LIVING INCREASE RIDER. Provides optional increases in Face Amount on the life of the Insured every two years based on the cost of living without evidence of insurability.

     EXTENDED DEATH BENEFIT GUARANTEE RIDER. Provides a death benefit guarantee to Age 100 for payment of the guideline annual premium each year or on a cumulative basis.

     TERM INSURANCE RIDER. Provides level term insurance on the Insured if death occurs prior to the Insured's Age 100.

     The current cost of insurance rates for the rider are different than for the base Policy. In addition, the base Policy's Monthly Amount Charges per
$1,000 and Surrender Charge do not apply to coverage under the rider. However, the Term Insurance Rider will cause the Death Benefit Guarantee Period of the base Policy to be shortened.

     After the tenth Policy Year if the base Death Benefit is equal to the
Accumulation Value multiplied by the corridor percentage (see "Death Benefit"), you may ask us to replace the Term Insurance Rider amount with base coverage without providing evidence of insurability. We must replace the entire rider amount if any amount is replaced. Neither Surrender Charges nor Monthly Amount
Charges will apply to the new additional base coverage. Cost of insurance rates on this new additional base coverage will be equal to the cost of insurance rates for the base coverage based on the original rider issue date.

     There may be times in which it will be to your economic advantage to include a significant portion of your insurance coverage under a term rider. In some other circumstances, it may be in your interest to obtain a Policy without term rider coverage. These circumstances depend on many factors, including the premium levels and amount and duration of coverage you choose, as well as the age, sex, and rate class of the Insured.

     WAIVER OF SPECIFIED PREMIUM RIDER. Contributes a specified amount of premium to the Policy each month while the Insured is totally disabled under the terms of the rider. This rider may not be available in all states. Ask your registered representative about the availability of this rider in your state.

FEDERAL TAX MATTERS

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon the Company's understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (the "IRS").

     Any qualified plan contemplating the purchase of a life policy should consult a tax advisor.

TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, the Company believes that it is reasonable to

                                       44

conclude that the Policies satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, the Company may take appropriate steps to bring the Policy into compliance with such requirements and reserves the right to restrict Policy transactions in order to do so.

     In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their policies due to their ability to exercise investment control over these assets. Where this is the case, the policy owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of an owner to allocate premium payments and Policy Accumulation Values, have not been explicitly addressed in published rulings. While the Company believes that the Policies do not give owners investment control over Variable Account assets, the Company reserves the right to modify the Policies as necessary to prevent an owner from being treated as the owner of the Variable Account assets supporting the Policy.

     In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the
Variable Account, through the Funds, will satisfy these diversification requirements.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. The Company believes that the Death Benefit under a Policy should be excludible from the gross income of the Beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each owner or beneficiary. A tax advisor should be consulted on these consequences.

     Generally, the owner will not be deemed to be in constructive receipt of the Policy Accumulation Value until there is a distribution. When distributions from a Policy occur, including payments arising from any maturity benefits, or when loans are taken out from or secured by (e.g., by assignment), a Policy, the tax consequences depend on whether the Policy is classified as a "Modified
Endowment Contract."

     MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a
Modified Endowment Contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven
Policy Years. Certain changes in a Policy after it is issued could also cause it to be classified as a Modified Endowment Contract. A current or prospective owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment
Contract. The Company will monitor the Policies, however, and will attempt to notify an owner within one month of the date of any Policy transactions which if it believes that such owner's Policy is in jeopardy of becoming a Modified
Endowment Contract. At this point, if the Policy owner wishes to avoid Modified
Endowment Contract status, he or she should, in turn, notify the Company immediately. However, if the transaction was a premium payment, then the Policy owner must notify the Company no later than 60 days following the Policy
Anniversary in which the premium payment occurred.

     DISTRIBUTIONS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as
Modified Endowment Contracts are subject to the following tax rules:

     (1)  All distributions, including distributions upon surrender and withdrawals, will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the unloaned Policy
          Accumulation Value (Cash Surrender Value for surrenders) immediately before the distribution plus prior distributions over the owner's total investment in the Policy at that time. "Total investment in the
          Policy" means the aggregate amount of any premiums or other considerations paid for a Policy, plus any previously taxed distributions, minus any credited dividends.

                                       45

     (2)  Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.

     (3)  A 10 percent additional income tax is imposed on the amount included in income except where distribution or loan is made when the owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner's beneficiary or designated beneficiary.

     If a Policy becomes a Modified Endowment Contract, distributions that occur during the contract year will be taxed as distributions from a Modified
Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract will be taxed in this manner.
This means that a distribution made from a Policy that is not a Modified
Endowment Contract could later become taxable as a distribution from a Modified
Endowment Contract.

     DISTRIBUTIONS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS.
Distributions from a Policy that is not a Modified Endowment Contract are generally treated first as a recovery of an owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income.
However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

     Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions, except that upon a lapse or cancellation of a Policy the amount of any outstanding Policy loan will be added to the amount distributed to you and taxed accordingly. However, the tax consequences associated with loans after the 10th Policy Year are less clear and a tax adviser should be consulted about such loans.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional tax.

     POLICY LOANS. In general, interest on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

     MULTIPLE POLICIES. All Modified Endowment Contracts that we (or our affiliates) issue to the same owner during any calendar year are treated as one
Modified Endowment Contract for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

     CONTINUATION OF POLICY BEYOND AGE 100. The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th year.

     BUSINESS USES OF POLICY. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

     OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the Policy owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

POSSIBLE CHANGES IN TAXATION

     Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or other means. Moreover, it is also possible that

                                       46

any change could be retroactive (that is, effective prior to the date of the change). You should consult a tax adviser with respect to legislative developments and their effect on the Policy.

OTHER CONSIDERATIONS

     The foregoing discussion is general and is not intended as tax advice. Any person concerned about these tax implications should consult a competent tax advisor. This discussion is based on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue
Service. We make no representations as to the likelihood of continuation of these current laws and interpretations. In addition, the foregoing discussion is not exhaustive and special rules not described in this Prospectus may be applicable in certain situations. Moreover, we have made no attempt to consider any applicable state or other tax laws.

TAXATION OF RELIASTAR LIFE INSURANCE COMPANY

     We do not initially expect to incur any income tax burden upon the earnings or the realized capital gains attributable to the Variable Account. Based on this expectation, we currently make no charge to the Variable Account for
Federal income taxes which may be attributable to the Account. If, however, we determine that we may incur such tax burden, we may assess a charge for such burden from the Variable Account.

     We may also incur state and local taxes, in addition to premium taxes, in several states. At present these taxes are not significant. If there is a material change in state or local tax laws, we may make charges for such taxes, if any, attributable to the Variable Account.

LEGAL DEVELOPMENTS REGARDING EMPLOYMENT-RELATED BENEFIT PLANS

     The Policy is based on actuarial tables which distinguish between men and women and therefore provide different benefits to men and women of the same Age.
Employers and employee organizations should consider, in consultation with legal counsel, the impact of the Supreme Court decision of July 6, 1983 in ARIZONA
GOVERNING COMMITTEE V. NORRIS. That decision stated that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Employers and employee organizations should also consider, in consultation with legal counsel, the impact of Title VII generally, and comparable state laws that may be applicable, on any employment-related insurance or benefit plan for which a Policy may be purchased.

     Because of the NORRIS decision, the charges under the Policy that vary depending on sex may in some cases not vary on the basis of the Insured's sex.
Unisex rates to be provided by us will apply, if requested on the application, for tax-qualified plans and those plans where an employer believes that the
NORRIS decision applies. In this case, references made to the mortality tables applicable to this Policy are to be disregarded and substituted with an 80% male
20% female blend of the 1980 Commissioner's Standard Ordinary Smoker and
Non-Smoker Mortality Tables, Age Last Birthday.

DISTRIBUTION OF THE POLICIES

     The principal underwriter (distributor) of our Policies is Washington
Square Securities, Inc. ("WSSI"), an affiliate of ReliaStar. It is registered as a broker/dealer with the SEC and the NASD. We pay WSSI under a distribution agreement.

     We sell our policies through licensed insurance agents who are registered representatives of affiliated and unaffiliated broker-dealers. Affiliated broker-dealers who distribute our Policies include:

     1.   VESTAX Securities Corporation

     2.   Locust Street Securities, Inc.

     3.   Multi-Financial Securities, Corp.

     4.   IFG Network Securities, Inc.

     5.   Financial Network Investment Corporation

     6.   Granite Investment Services, Inc.

     7.   Guarantee Brokerage Services, Inc.

                                       47

     8.   PrimeVest Financial Services, Inc.

     9.   Financial Northeastern Securities, Inc.

     All broker/dealers who sell this Policy have entered into selling agreements with us. Under these selling agreements, we pay a distribution allowance to broker/dealers, who pay commissions to their agents/registered representatives who sell this Policy.

     In the first Policy Year, commissions generally will be no more than 50% of the premiums paid up to the annualized Minimum Monthly Premium, plus 2% of additional premiums. In any subsequent Policy Year, commissions generally will be 2% of premiums paid in that year. Corresponding commissions will be paid upon a requested increase in Face Amount. In addition, a commission of .25% of the average monthly Accumulation Value excluding any Loan Amount during each Policy
Year may be paid. Further, registered representatives may be eligible to receive certain overrides and other benefits based on the amount of earned commissions.

     For all Policies which use the ReliaStar Select*Life Variable Account, the aggregate amount paid to WSSI under our Distribution Agreement was $69,346,267 in 2000, $51,164,472 in 1999, and $46,485,880 in 1998.

     We pay wholesaler fees and marketing and training allowances. We may provide repayments or make sponsor payments for broker/dealers to use in sales contests for their registered representatives. We do hold training programs from time to time at our own expense. We pay dealer concessions, wholesaling fees, other allowances and the costs of all other incentives or training programs from our resources which include sales charges.

     Some broker/dealers receive a slightly lower distribution allowance because we provide them with greater marketing and administrative support.

                                       48

MANAGEMENT

     The following is a list of the current directors and executive officers of the Company, their principal occupation and business experience.

                                            PRINCIPAL OCCUPATION
DIRECTORS AND OFFICERS                     AND BUSINESS EXPERIENCE
----------------------                     -----------------------

Stephen M. Christopher(3)   Chief Executive Officer, U.S. Life Group of
                            ReliaStar Life Insurance Company, Southland Life
                            Insurance Company, Equitable Life Insurance Company
                            of Iowa, Midwestern United Life Insurance Company,
                            Security- Connecticut Life Insurance Company,
                            Security Life of Denver Insurance Company since
                            2001; Chief Executive Officer of Life Insurance
                            Company of Georgia since 2000; President & Chief
                            Executive Officer of Midwestern United Life
                            Insurance Company from 1999 to 2001; President and
                            Chief Executive Officer of Security Life of Denver
                            from 1999 to 2001; President and Chief Executive
                            Officer of Southland Life Insurance Company from
                            2000 to 2001; Director of various subsidiaries of
                            ING America Insurance Holdings, Inc.

Paula Cludray-Engelke(3)    Secretary of Ameribest Life Insurance Company,
                            Equitable Life Insurance Company of Iowa, First
                            Columbine Life Insurance Company, Golden American
                            Life Insurance Company, Life Insurance Company of
                            Georgia, Midwestern United Life Insurance Company,
                            Security Life of Denver Insurance Company, Southland
                            Life Insurance Company, United Life and Annuity
                            Insurance Company and Washington Square Securities,
                            Inc. since 2001; Secretary of Northern Life
                            Insurance Company, ReliaStar Life Insurance Company,
                            ReliaStar Life Insurance Company of New York and
                            Security-Connecticut Life Insurance Company since
                            2000; Secretary of Aetna Insurance Company of
                            America and Aetna Life Insurance and Annuity Company
                            since 2001; Assistant Secretary of Aetna Insurance
                            Company of America and Aetna Life Insurance and
                            Annuity Company since 2000.

Richard R. Crowl(3)         Senior Vice President, General Counsel and Secretary
                            of ReliaStar Financial Corp. since 1996; Senior Vice
                            President and General Counsel of
                            Security-Connecticut Life Insurance Company since
                            1997; Senior Vice President and General Counsel of
                            Northern Life Insurance Company, ReliaStar Life
                            Insurance Company, and ReliaStar Life Insurance
                            Company of New York since 1996; Senior Vice
                            President and General Counsel of ReliaStar United
                            Services Life Insurance Company from 1996 to 1998 at
                            which time this company merged into ReliaStar Life
                            Insurance Company; Senior Vice President and General
                            Counsel of ReliaStar Investment Research, Inc.
                            (formerly known as Washington Square Advisers, Inc.)
                            since 1986; Vice President and Associate General
                            Counsel of ReliaStar Financial Corp. from 1989 to
                            1996; Vice President and Associate General Counsel
                            of ReliaStar Life Insurance Company from 1985 to
                            1996; Director of various subsidiaries of ING
                            America Insurance Holdings, Inc.

                                       49

                                            PRINCIPAL OCCUPATION
DIRECTORS AND OFFICERS                     AND BUSINESS EXPERIENCE
----------------------                     -----------------------

Michael J. Dubes(3)         Executive Vice President, U.S. Life Group of
                            ReliaStar Life Insurance Company, Equitable Life
                            Insurance Company of Iowa, Security- Connecticut
                            Life Insurance Company, Security Life of Denver
                            Insurance Company, Midwestern United Life Insurance
                            Company and Southland Life Insurance Company since
                            2001; Chairman, President and Chief Executive
                            Officer of Washington Square Securities, Inc. since
                            2001; President and Chief Executive Officer of
                            Northern Life Insurance Company from 1994 to 2001;
                            Senior Vice President of ReliaStar Life Insurance
                            Company from 1987 to 2001; Senior Vice President of
                            Security-Connecticut Life Insurance Company from
                            1999 to 2001; Chairman of Washington Square
                            Securities, Inc. from 1987 to 1994; Senior Vice
                            President of ReliaStar Financial Corp. since 1997;
                            Director and Officer of various subsidiaries of
                            ReliaStar Financial Corp.

James R. Gelder(3)          Chief Executive Officer, U.S. Life Group of
                            ReliaStar Life Insurance Company, Security Life of
                            Denver Insurance Company, Equitable Life Insurance
                            Company of Iowa, Midwestern United Life Insurance
                            Company and Southland Life Insurance Company since
                            2001; Senior Vice President, ReliaStar Financial
                            Corp. since 2000; President and Chief Executive
                            Officer of ReliaStar Life Insurance Company of New
                            York since 1999; Senior Vice President of ReliaStar
                            Life Insurance Company from 1999 to 2001; Executive
                            Vice President of ReliaStar Life Insurance Company
                            of New York from 1998 to 1999; President of
                            Security-Connecticut Life Insurance Company since
                            1998; Chief Executive Officer of
                            Security-Connecticut Life Insurance from 1998 to
                            2001; Executive Vice President and Chief Operating
                            Officer of Security- Connecticut Life Insurance
                            Company from 1997 to 1998; Vice President of
                            ReliaStar Life Insurance Company from 1994 to 1999;
                            Director and Officer of various subsidiaries of
                            ReliaStar Financial Corp.

Paul H. Gulstrand(3)        Executive Vice President, ReliaStar Life Insurance
                            Company since 2000; Senior Vice President of
                            ReliaStar Life Insurance Company from 1999 to 2000;
                            Vice President of ReliaStar Life Insurance Company
                            from 1996 to 1999; Second Vice President of
                            ReliaStar Life Insurance Company from 1995 to 1996;
                            Regional Vice President of ReliaStar Life Insurance
                            Company from 1994 to 1995.

                                       50

                                            PRINCIPAL OCCUPATION
DIRECTORS AND OFFICERS                     AND BUSINESS EXPERIENCE
----------------------                     -----------------------

Wayne R. Huneke(2)          Chief Financial Officer, Aetna Insurance Company of
                            America, Aetna Life Insurance and Annuity Company,
                            Ameribest Life Insurance Company, Equitable Life
                            Insurance Company of Iowa, First Columbine Life
                            Insurance Company, Golden American Life Insurance
                            Company, Life Insurance Company of Georgia,
                            Midwestern United Life Insurance Company, Security
                            Life of Denver Insurance Company, Southland Life
                            Insurance Company and USG Annuity & Life Company
                            since 2001; Vice President and Chief Financial
                            Officer of ReliaStar Life Insurance Company of New
                            York since 2000; Director of Ameribest Life
                            Insurance Company, Equitable Life Insurance Company
                            of Iowa, First Columbine Life Insurance Company,
                            Golden American Life Insurance Company, Life
                            Insurance Company of Georgia, Midwestern United Life
                            Insurance Company, Security Life of Denver Insurance
                            Company, Southland Life Insurance Company, USG
                            Annuity & Life Company and United Life and
                            Annuity Insurance since 2001; Chief Financial
                            Officer, ING North America Insurance Corporation
                            since 2000; Chief Financial Officer, ING America
                            Insurance Holdings, Inc. since 2000; Director of
                            Aetna Insurance Company of America, Aetna Life
                            Insurance and Annuity Company, Aetna Retirement
                            Holdings, Inc. and Aetna Retirement Services, Inc.
                            since 2000; Senior Executive Vice President of
                            ReliaStar Financial Corp. since 1999; and Senior
                            Executive Vice President and Chief Financial Officer
                            of ReliaStar Life Insurance Company since 2000;
                            Senior Executive Vice President of ReliaStar
                            Financial Life Insurance Company from 1999 to 2000;
                            Senior Vice President of ReliaStar Financial Corp.
                            and ReliaStar Life Insurance Company from 1994 to
                            1999; Director of ReliaStar Life Insurance Company
                            and ReliaStar Life Insurance Company of New York
                            since 1995; Chief Financial Officer and Treasurer of
                            ReliaStar Financial Corp. and ReliaStar Life
                            Insurance Company from 1994 to 1997.

Mark S. Jordahl(3)          Vice President and Chief Investment Officer,
                            ReliaStar Life Insurance Company of New York since
                            2000; Vice President and Chief Investment Officer of
                            Northern Life Insurance Company since 2000;
                            President and Chief Executive Officer of ReliaStar
                            Investment Research, Inc. since 1998; Senior Vice
                            President and Chief Investment Officer of ReliaStar
                            Life Insurance Company and ReliaStar Financial Corp.
                            since 1998; Senior Vice President and Chief
                            Investment Officer of Security- Connecticut Life
                            Insurance Company since 2000; Vice President of
                            ReliaStar Life Insurance Company and ReliaStar
                            Financial Corp from 1987 to 1998.

Kenneth U. Kuk(3)           Executive Vice President of ReliaStar Financial
                            Corp. and ReliaStar Life Insurance Company since
                            1999; Senior Vice President of ReliaStar Financial
                            Corp. and ReliaStar Life Insurance Company from 1996
                            to 1999; Vice President of ReliaStar Life Insurance
                            Company from 1996 to 1998; Vice President of
                            ReliaStar Financial Corp. from 1991 to 1998;
                            President of Washington Square Advisers, Inc. from
                            1995 to 1998; Chairman of ReliaStar Mortgage
                            Corporation from 1988 to 1998; Director of ReliaStar
                            Life Insurance Company of New York.

                                       51

                                            PRINCIPAL OCCUPATION
DIRECTORS AND OFFICERS                     AND BUSINESS EXPERIENCE
----------------------                     -----------------------

P. Randall Lowery(1)        Director of Ameribest Life Insurance Company,
                            Equitable Life Insurance Company of Iowa, First
                            Columbine Life Insurance Company, Golden American
                            Life Insurance Company, Life Insurance Company of
                            Georgia, Midwestern United Life Insurance Company,
                            Northern Life Insurance Company, ReliaStar Life
                            Insurance Company, Security Life of Denver Insurance
                            Company, Southland Life Insurance Company, USG
                            Annuity & Life Company and United Life and
                            Annuity Insurance since 2001; Director of Aetna
                            Insurance Company of America, Aetna Life Insurance
                            and Annuity Company and Aetna Retirement Services,
                            Inc. since 2000.

Thomas J. McInerney(1)      Director of Ameribest Life Insurance Company,
                            Equitable Life Insurance Company of Iowa, First
                            Columbine Life Insurance Company, Golden American
                            Life Insurance Company, Life Insurance Company of
                            Georgia, Midwestern United Life Insurance Company,
                            Northern Life Insurance Company, ReliaStar Life
                            Insurance Company, Security-Connecticut Life
                            Insurance Company, Security Life of Denver Insurance
                            Company, Southland Life Insurance Company, USG
                            Annuity & Life Company and United Life and
                            Annuity since 2001; President and Director of Aetna
                            Insurance Company of America since 1999; President
                            and Director of Aetna Life Insurance and Annuity
                            Company since 1997.

James R. Miller(3)          Senior Vice President of ReliaStar Life Insurance
                            Company since 2000; Senior Vice President, Chief
                            Financial Officer and Treasurer of ReliaStar Life
                            Insurance Company from 1997 to 2000; Senior Vice
                            President and Chief Financial Officer of ReliaStar
                            Financial Corp. since 2000; Senior Vice President,
                            Treasurer and Chief Financial Officer of ReliaStar
                            Financial Corp. from 1997 to 2000; Executive Vice
                            President and Chief Operating Officer of Northern
                            Life Insurance Company from 1992 to 1997; Vice
                            President of ReliaStar Financial Corp. from 1985 to
                            1992; Director of ReliaStar Life Insurance Company
                            from 1997 to 2000; Director, Vice President and
                            Controller ReliaStar Life Insurance Company of New
                            York since 1998.

Blake W. Mohr(3)            Executive Vice President, ReliaStar Life Insurance
                            Company since 2000; Senior Vice President of
                            ReliaStar Life Insurance Company from 1999 to 2000;
                            Vice President of ReliaStar Life Insurance Company
                            from 1996 to 1999; Vice President of ReliaStar Life
                            Insurance Company of New York since 1997; Second
                            Vice President of ReliaStar Life Insurance Company
                            from 1993 to 1997.

                                       52

                                            PRINCIPAL OCCUPATION
DIRECTORS AND OFFICERS                     AND BUSINESS EXPERIENCE
----------------------                     -----------------------

Robert C. Salipante(2)      Chief Operating Officer, ReliaStar Life Insurance
                            Company since 2001; Chief Executive Officer of
                            Ameribest Life Insurance Company, Equitable Life
                            Insurance Company of Iowa, Golden American Life
                            Insurance Company, Midwestern United Life Insurance
                            Company, Security Life of Denver Insurance Company,
                            Security-Connecticut Life Insurance Company,
                            Southland Life Insurance Company, United Life &
                            Annuity Insurance Company and USG Annuity & Life
                            Company since 2001; Director of Ameribest Life
                            Insurance Company, Equitable Life Insurance Company
                            of Iowa, First Columbine Life Insurance Company,
                            Golden American Life Insurance Company, Life
                            Insurance Company of Georgia, Midwestern United Life
                            Insurance Company, Northern Life Insurance Company,
                            ReliaStar Life Insurance Company, Security Life of
                            Denver Insurance Company, Security-Connecticut Life
                            Insurance Company, Southland Life Insurance Company,
                            USG Annuity & Life Company and United Life and
                            Annuity Insurance since 2001; Chief Executive
                            Officer, ING North America Insurance Corporation
                            since 2000; Director of Aetna Insurance Company of
                            America, Aetna Life Insurance and Annuity Company,
                            Aetna Retirement Holdings, Inc., and Aetna
                            Retirement Services, Inc., since 2000; Chairman of
                            Security-Connecticut Life Insurance Company since
                            2000; President and Chief Operating Officer of
                            ReliaStar Financial Corp. since 1999; President and
                            Chief Operating Officer of ReliaStar Life Insurance
                            Company from 1999 to 2001; Senior Vice President of
                            ReliaStar Financial Corp. and ReliaStar Life
                            Insurance Company from 1996 to 1999; Vice Chairman
                            of ReliaStar Life Insurance Company of New York
                            since 1999; President and Chief Executive Officer of
                            ReliaStar Life Insurance Company of New York from
                            1998 to 1999; Senior Vice President of ReliaStar
                            Financial Corp. from 1994 to 1996; Senior Vice
                            President and Chief Financial Officer of ReliaStar
                            Financial Corp. from 1992 to 1994; Director and
                            Officer of various subsidiaries of ReliaStar
                            Financial Corp.

Chris D. Schreier(3)        President of Ameribest Insurance Company, Equitable
                            Life Insurance Company of Iowa, Golden American Life
                            Insurance Company, Midwestern United Life Insurance
                            Company, ReliaStar Life Insurance Company, Security
                            Life of Denver Insurance Company, Southland Life
                            Insurance Company and USG Annuity and Life Company
                            since 2001; Director of Southland Life Insurance
                            Company and United Life and Annuity Insurance
                            Company since 2001; Vice President and Assistant
                            Treasurer of Northern Life Insurance Company since
                            2000; Vice President and Controller of ReliaStar
                            Financial Corp. since 1999; Vice President of
                            ReliaStar Life Insurance Company of New York since
                            2000; Vice President and Assistant Treasurer,
                            Security-Connecticut Life Insurance Company since
                            2000; Second Vice President, ReliaStar Financial
                            Corp. from 1994-1999; Second Vice President of
                            ReliaStar Life Insurance Company from 1996-1999;
                            Treasurer, ReliaStar Life Insurance Company of New
                            York from 1997-1999.

Mark A. Tullis(1)           Director of ReliaStar Life Insurance Company since
                            2001; Director of Midwestern United Life Insurance
                            Company since 2000; Director of Ameribest Life
                            Insurance Company, Equitable American Life Insurance
                            Company, Equitable Life Insurance Company of Iowa,
                            First Columbine Life Insurance Company, First Golden
                            American Life Insurance Company, Golden American
                            Life Insurance Company, Life Insurance Company of
                            Georgia, Security Life of Denver Insurance Company,
                            Southland Life Insurance Company, USG Annuity &
                            Life Company and United Life and Annuity Insurance
                            Company since 1999.

                                       53

                                            PRINCIPAL OCCUPATION
DIRECTORS AND OFFICERS                     AND BUSINESS EXPERIENCE
----------------------                     -----------------------

John G. Turner(3)           Director and Vice Chairman, ING America Insurance
                            Holdings, Inc. since 2000; Chairman and Chief
                            Executive Officer of ReliaStar Financial Corp. and
                            ReliaStar Life Insurance Company since 1993;
                            Chairman of ReliaStar United Services Life Insurance
                            Company from 1995 until its merger with ReliaStar
                            Life Insurance Company in 1998; Chairman of
                            ReliaStar Life Insurance Company of New York since
                            1995; Chairman of Northern Life Insurance Company
                            since 1992; Director and Officer of various
                            subsidiaries of ReliaStar Financial Corp.

Roger A. Weber(3)           Senior Vice President of ReliaStar Life Insurance
                            Company since 1999; Vice President of ReliaStar Life
                            Insurance Company from 1996 to 1999; Vice President
                            and Chief Auditor of ReliaStar Financial Corp. and
                            ReliaStar Life Insurance Company in 1996; Second
                            Vice President and Auditor of ReliaStar Financial
                            Corp. and ReliaStar Life Insurance Company from 1989
                            to 1996.

Theresa A. Wurst(3)         Executive Vice President and Assistant Secretary,
                            ReliaStar Life Insurance Company since 2000; Vice
                            President of ReliaStar Life Insurance Company of New
                            York since 2000; Senior Vice President of ReliaStar
                            Life Insurance Company from 1999 to 2000; Vice
                            President of ReliaStar Life Insurance Company from
                            1993 to 1999.

--------------------
(1)  Director of ReliaStar Life Insurance Company

(2)  Director and Officer of ReliaStar Life Insurance Company

(3)  Officer of ReliaStar Life Insurance Company

                                       54

     The following is a list of the current directors and executive officers of the principal underwriter and their business addresses.

NAME AND PRINCIPAL
BUSINESS ADDRESS               POSITIONS AND OFFICES
----------------               ---------------------

Michael J. Dubes*              Director, Chairman, President and Chief Executive
                               Officer

Miles Z. Gordon                Director
2780 Skypark Drive, Ste. 300
Torrance, CA 90505

Brian Nygaard                  Director
5780 Powers Ferry Rd., NW
Atlanta, GA 30327-4390

Gene Grayson**                 Executive Vice President -- National Sales &
                               Marketing

Seth Schwartz**                Vice President and Compliance Officer

Kenneth Severud**              Vice President and Chief Operations Officer

Daniel S. Kuntz**              Assistant Vice President, Chief Financial Officer
                               & Treasurer

Paula Cludray-Engelke*         Secretary

------------------
 * 20 Washington Avenue South
   Minneapolis, Minnesota 55401

** 111 Washington Avenue South
   Minneapolis, Minnesota 55401

STATE REGULATION

     We are subject to the laws of the State of Minnesota governing insurance companies and to regulation and supervision by the Insurance Division of the
State of Minnesota. We file an annual statement in a prescribed form with the
Insurance Division each year, and in each state we do business, covering our operations for the preceding year and our financial condition as of the end of that year. Our books and accounts are subject to review by the Insurance
Division and a full examination of our operations is conducted periodically
(usually every three years) by the National Association of Insurance
Commissioners. This regulation does not, however, involve supervision or management of our investment practices or policies.

     In addition, we are subject to regulation under the insurance laws of other jurisdictions in which we operate.

     We are also subject to supervision and verification by the State of
Minnesota regarding participating business allocated to the Participation Fund
Account, which was established in connection with the reorganization and demutualization of the Company in 1989. The Participation Fund Account was
established for the purpose of maintaining the dividend practices relative to certain policies previously issued by the Company's former Mutual Department.
The Participation Fund Account is not a separate account as described under
Minnesota Statutes Chapter 61A. An annual examination of the Participation Fund
Account is made by independent consulting actuaries representing the Insurance
Division of the State of Minnesota.

MONTANA RESIDENTS

     If you are a resident of Montana, you should disregard all Policy provisions described in the prospectus that are based on the sex of the Insured.
We will issue this Policy in Montana on a unisex basis. You also should disregard references made to the mortality tables applicable to this Policy and substitute these references with an 80% male 20% female blend of the 1980
Commissioner's Standard Ordinary Smoker and Non-Smoker Mortality Tables, Age
Last Birthday. You should also be aware that the Illustration of Policy Values that are included as an exhibit to the registration statement are sex distinct and therefore, you should request a unisex illustration.

                                       55

LEGAL PROCEEDINGS

     The Variable Account is not a party to any pending legal proceedings. The
Company is a defendant in various lawsuits in connection with the normal conduct of its insurance operations. Some of the claims seek to be granted class action status and many of the claims seek both compensatory and punitive damages. In the opinion of management, the ultimate resolution of such litigation will not have a material adverse impact to the financial position of the Company. It should be noted, however, that a number of financial services companies have been subjected to significant awards in connection with punitive damages claims and the Company can make no assurances that it will not be subjected to such an award. The defense of the putative class actions pending against the Company may require the commitment of substantial internal resources and the retention of legal counsel and expert advisors.

     The Company was a defendant in litigation in New York State court regarding an alleged reinsurance contract. The plaintiff alleged damages in excess of $100 million. The Company believed that no contract existed and the suit was without merit. The trial court granted the Company's motion for summary judgment.
Plaintiff has appealed this decision, and the decision was affirmed upon appeal.

BONDING ARRANGEMENTS

     The Company maintains a blanket bond is maintained providing $25,000,000 coverage for our officers and employees and those of Washington Square
Securities, Inc., (WSSI), subject to a $500,000 deductible.

LEGAL MATTERS

     Legal matters in connection with the Variable Account and the Policy described in this Prospectus have been passed upon by Michael S. Fischer,
Esquire, Attorney for the Company.

EXPERTS

     The financial statements of ReliaStar Select*Life Variable Account as of
December 31, 2000 and for the year then ended and the statutory basis financial statements of ReliaStar Life Insurance Company at December 31, 2000 and for the
year then ended, appearing in this Prospectus have been audited by Ernst &
Young LLP, independent auditors, and the financial statements of ReliaStar
Select*Life Variable Account at December 31, 1999 and 1998, and for each of the two years then ended and the statutory basis financial statements of ReliaStar
Life Insurance Company at December 31, 1999 and for the year then ended have been audited by Deloitte & Touche LLP, independent auditors, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firms as experts in accounting and auditing.

     Actuarial matters included in this Prospectus have been examined by Craig
A. Krogstad, F.S.A., M.A.A.A., as stated in the opinion filed as an exhibit to the Registration Statement.

REGISTRATION STATEMENT CONTAINS FURTHER INFORMATION

     A Registration Statement has been filed with the SEC under the Securities
Act of 1933 with respect to the Policies. This Prospectus does not contain all information included in the Registration Statement, its amendments and exhibits.
For further information concerning the Variable Account, the Funds, the Policies and us, please refer to the Registration Statement.

     Statements in this Prospectus concerning provisions of the Policy and other legal documents are summaries. Please refer to the documents as filed with the
SEC for a complete statement of the provisions of those documents.

     Information may be obtained from the SEC's principal office in Washington,
D.C., for a fee it prescribes, or examined there without charge.

                                       56

FINANCIAL STATEMENTS

     The financial statements for the Variable Account reflect the operations of the Variable Account and its Sub-Accounts as of December 31, 2000 and for each of the three years in the period then ended. The financial statements are audited. The periods covered are not necessarily indicative of the longer term performance of the assets held in the Variable Account.

     The statutory basis financial statements of ReliaStar Life Insurance
Company which are included in this Prospectus should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon the ability of ReliaStar Life Insurance Company to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account. These statutory basis financial statements are as of December 31, 2000 and 1999, and for the years then ended. The financial statements are audited. The periods covered are not necessarily indicative of the longer term performance of the
Company.

                                       57

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                                       58

                          INDEPENDENT AUDITORS' REPORT

Board of Directors
ReliaStar Life Insurance Company

We have audited the accompanying individual and combined statements of assets and liabilities of ReliaStar Select*Life Variable Account as of December 31,
2000 and the related statements of operations and changes in policy owners'
equity for the year then ended. These financial statements are the responsibility of the management of ReliaStar Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audit. The combined statements of operations and changes in policy owners'
equity (consisting of the portfolios listed within the combined statements of operations and changes in policy owners' equity) for the years ended December
31, 1999 and 1998, were audited by other auditors whose report dated February
11, 2000, expressed an unqualified opinion on those statements.

We have conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of
December 31, 2000, by correspondence with the account custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective sub-accounts constituting the Select*Life Variable Account as of December 31,
2000 and the results of their operations and changes in their policy owners'
equity for the year then ended in conformity with accounting principles generally accepted in the United States.

                                                   /S/ ERNST & YOUNG LLP

Minneapolis, Minnesota
February 9, 2001

                                       59

                         INDEPENDENT AUDITORS' REPORT

Board of Directors
ReliaStar Life Insurance Company

We have audited the accompanying combined statements of operations and changes in policy owners' equity of ReliaStar Select*Life Variable Account (including the sub-accounts which comprise the Account) for the years ended December 31,
1999 and 1998. These financial statements are the responsibility of the management of ReliaStar Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of the operations and changes in policy owners' equity of the respective sub-accounts constituting the ReliaStar
Select*Life Variable Account for the years ended December 31, 1999 and 1998, in conformity with accounting principles generally accepted in the United States of
America.

/S/ DELOITTE & TOUCHE LLP

Minneapolis, Minnesota
February 11, 2000

                                       60

                    RELIASTAR SELECT*LIFE VARIABLE ACCOUNT
                     STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000
                         (IN THOUSANDS, EXCEPT SHARES)

                                                                      SHARES         COST       MARKET VALUE
ASSETS:                                                            ------------   ----------   -------------

Investments in mutual funds at market value:

The Alger American Fund:
 Alger American Growth Portfolio .................................     899,670     $ 51,608     $   42,527
 Alger American Leveraged AllCap Portfolio .......................      42,267        2,039          1,640
 Alger American MidCap Growth Portfolio ..........................     377,342       12,334         11,554
 Alger American Small Capitalization Portfolio ...................     306,717        9,061          7,205
AIM Variable Insurance Funds:
 AIM V.I. Dent Demographic Trends Fund ...........................     432,041        4,313          3,547
Fidelity's Variable Insurance Products Fund (VIP):
 VIP Equity-Income Portfolio -- IC Shares ........................   3,958,138       86,633        101,012
 VIP Growth Portfolio -- IC Shares ...............................   4,138,801      148,223        180,658
 VIP High Income Portfolio -- IC Shares ..........................   1,799,877       20,564         14,723
 VIP Money Market Portfolio -- IC Shares .........................  43,174,427       43,174         43,175
 VIP Overseas Portfolio -- IC Shares .............................     997,163       19,533         19,933
Fidelity's Variable Insurance Products Fund (VIP II):
 VIP II Asset Manager Portfolio -- IC Shares .....................   1,727,987       27,872         27,647
 VIP II Contrafund Portfolio -- IC Shares ........................   3,080,702       72,063         73,136
 VIP II Index 500 Portfolio -- IC Shares .........................     551,167       74,990         82,416
 VIP II Investment Grade Bond Portfolio -- IC Shares .............     616,292        7,521          7,759
Janus Aspen Series:
 Aggressive Growth Portfolio .....................................   1,088,067       56,119         39,497
 Growth Portfolio ................................................   1,286,939       39,374         34,078
 International Growth Portfolio ..................................     618,202       23,928         19,102
 Worldwide Growth Portfolio ......................................   1,627,888       70,135         60,200
Neuberger Berman Advisers Management Trust:
 AMT Limited Maturity Bond Portfolio .............................     317,701        4,134          4,190
 AMT Partners Portfolio ..........................................     563,356        9,818          9,110
 AMT Socially Responsive Portfolio ...............................      19,854          217            222
Pilgrim Variable Products Trust:
 Pilgrim VP Growth Opportunities Portfolio .......................     180,396        1,882          1,610
 Pilgrim VP Growth + Value Portfolio .............................     766,501       23,144         17,552
 Pilgrim VP High Yield Bond Portfolio ............................     259,901        1,127            897
 Pilgrim VP International Value Portfolio ........................     493,249        6,518          6,012
 Pilgrim VP MagnaCap Portfolio ...................................      13,167          135            134
 Pilgrim VP MidCap Opportunities Portfolio .......................      46,114          444            417
 Pilgrim VP Research Enhanced Index Portfolio ....................     497,154        2,392          2,182
 Pilgrim VP SmallCap Opportunities Portfolio .....................   1,041,308       28,926         27,834
OCC Accumulation Trust:
 Equity Portfolio ................................................      70,494        2,453          2,544
 Global Equity Portfolio .........................................      92,852        1,531          1,426
 Managed Portfolio ...............................................     140,931        5,751          6,088
 Small Cap Portfolio .............................................     192,132        4,686          6,196
Putnam Variable Trust:
 Putnam VT Asia Pacific Growth Fund -- Class IA Shares ...........     239,425        2,258          2,227
 Putnam VT Diversified Income Fund -- Class IA Shares ............     155,651        1,642          1,424
 Putnam VT Growth and Income Fund -- Class IA Shares .............   1,657,480       42,895         42,846
 Putnam VT New Opportunities Fund -- Class IA Shares .............   1,657,383       41,608         49,539
 Putnam VT Utilities Growth and Income Fund -- Class IA Shares ...     160,056        2,646          2,904
 Putnam VT Voyager Fund -- Class IA Shares .......................   2,552,283      108,489        124,603
                                                                                                ----------
   Total Assets ..................................................                              $1,079,766
                                                                                                ==========
LIABILITIES AND POLICY OWNERS' EQUITY:
Due to ReliaStar Life Insurance Company
 for contract charges ............................................                              $       64
Policy Owners' Equity ............................................                               1,079,702
                                                                                                ----------
 Total Liabilities and Policy Owners' Equity .....................                              $1,079,766
                                                                                                ==========

    The accompanying notes are an integral part of the financial statements.

                                       61

                     RELIASTAR SELECT*LIFE VARIABLE ACCOUNT
                          STATEMENTS OF OPERATIONS AND
                         CHANGES IN POLICYOWNERS' EQUITY
              For the years ended December 31, 2000, 1999 and 1998
                     (In Thousands, Except Value Per Unit)

                                                                        Total All Funds
                                                     ------------------------------------------------------
                                                           2000               1999               1998
                                                     ----------------   ----------------   ----------------

Net investment income:
 Reinvested dividend income .......................  $         14,867   $          9,107   $          7,644
 Reinvested capital gains .........................            96,904             41,674             34,463
 Administrative expenses ..........................            (9,393)            (7,060)            (4,152)
                                                     ----------------   ----------------   ----------------
  Net investment income (loss)
   and capital gains ..............................           102,378             43,721             37,955
                                                     ----------------   ----------------   ----------------

Realized and unrealized gains (losses):
 Net realized gains (losses) on redemptions
  of fund shares ..................................            48,751             39,243             12,939
 Increase (decrease) in unrealized appreciation
  of investments ..................................          (287,530)           152,399             55,885
                                                     ----------------   ----------------   ----------------
   Net realized and unrealized gains (losses) .....          (238,779)           191,642             68,824
                                                     ----------------   ----------------   ----------------
   Additions (reductions) from operations .........          (136,401)           235,363            106,779
                                                     ----------------   ----------------   ----------------

Policy Owners' transactions:
 Net premium payments .............................           286,648            220,865            184,473
 Transfers between funds and/or fixed account .....            (1,205)              (627)              (251)
 Policy loans .....................................           (17,072)           (12,966)            (5,343)
 Loan collateral interest crediting ...............             1,205                692                462
 Surrenders .......................................           (29,637)           (23,743)           (16,659)
 Death benefits ...................................            (1,997)            (1,708)            (1,646)
 Costs of insurance charges .......................           (49,885)           (43,115)           (34,996)
 Death benefit guarantee charges ..................            (6,564)            (1,938)              (630)
 Monthly expense charges ..........................           (11,328)            (6,873)            (5,413)
                                                     ----------------   ----------------   ----------------
   Additions (reductions) for policy
    owners' transactions ..........................           170,165            130,587            119,997
                                                     ----------------   ----------------   ----------------
   Net additions (reductions) for the year ........            33,764            365,950            226,776

Policy Owners' Equity, beginning of the year ......         1,045,938            679,988            453,212
                                                     ----------------   ----------------   ----------------
Policy Owners' Equity, end of the year ............  $      1,079,702   $      1,045,938   $        679,988
                                                     ================   ================   ================

Units Outstanding, beginning of the year ..........    36,956,472.845     29,584,452.030     21,952,826.717
Units Outstanding, end of the year ................    44,400,752.180     36,956,472.845     29,584,452.030

Net Asset Value per Unit:
   Select*Life I ..................................                --                 --                 --
   Select*Life Series 2000 ........................                --                 --                 --

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                      Alger American
                                                                     Growth Portfolio
                                                      -----------------------------------------------------
                                                           2000               1999               1998
                                                      ---------------    ---------------    ---------------

Net investment income:
 Reinvested dividend income .......................   $            --    $            22    $             3
 Reinvested capital gains .........................             5,677              1,535                182
 Administrative expenses ..........................              (353)              (183)               (16)
                                                      ---------------    ---------------    ---------------
  Net investment income (loss)
   and capital gains ..............................             5,324              1,374                169
                                                      ---------------    ---------------    ---------------

Realized and unrealized gains (losses):
 Net realized gains (losses) on redemptions
  of fund shares ..................................             1,644                441                 37
 Increase (decrease) in unrealized appreciation
  of investments ..................................           (14,672)             4,801                789
                                                      ---------------    ---------------    ---------------
   Net realized and unrealized gains (losses) .....           (13,028)             5,242                826
                                                      ---------------    ---------------    ---------------
   Additions (reductions) from operations .........            (7,704)             6,616                995
                                                      ---------------    ---------------    ---------------

Policy Owners' transactions:
 Net premium payments .............................            14,594             10,595              2,300
 Transfers between funds and/or fixed account .....             3,527             15,621              2,512
 Policy loans .....................................              (438)              (234)               (40)
 Loan collateral interest crediting ...............                27                 13                 --
 Surrenders .......................................              (770)              (270)               (19)
 Death benefits ...................................               (47)               (18)                --
 Costs of insurance charges .......................            (2,144)            (1,284)              (194)
 Death benefit guarantee charges ..................               (98)               (35)                (4)
 Monthly expense charges ..........................            (1,020)              (275)               (28)
                                                      ---------------    ---------------    ---------------
   Additions (reductions) for policy
    owners' transactions ..........................            13,631             24,113              4,527
                                                      ---------------    ---------------    ---------------
   Net additions (reductions) for the year ........             5,927             30,729              5,522

Policy Owners' Equity, beginning of the year ......            36,594              5,865                343
                                                      ---------------    ---------------    ---------------
Policy Owners' Equity, end of the year ............   $        42,521    $        36,594    $         5,865
                                                      ===============    ===============    ===============

Units Outstanding, beginning of the year ..........     1,879,018.360        402,669.328         34,697.106
Units Outstanding, end of the year ................     2,562,849.482      1,879,018.360        402,669.328

Net Asset Value per Unit:
   Select*Life I ..................................   $     16.185540    $     19.144387    $     14.429571
   Select*Life Series 2000 ........................   $     16.632526    $     19.516075    $     14.592177

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                        Alger American
                                                                  Leveraged AllCap Portfolio
                                                      -----------------------------------------------------
                                                            2000               1999              1998
                                                      ---------------    ---------------    ---------------

Net investment income:
 Reinvested dividend income .......................   $            --    $            --    $            --
 Reinvested capital gains .........................                 8                 --                 --
 Administrative expenses ..........................                (5)                --                 --
                                                      ---------------    ---------------    ---------------
  Net investment income (loss)
   and capital gains ..............................                 3                 --                 --
                                                      ---------------    ---------------    ---------------

Realized and unrealized gains (losses):
 Net realized gains (losses) on redemptions
  of fund shares ..................................                (3)                --                 --
 Increase (decrease) in unrealized appreciation
  of investments ..................................              (399)                --                 --
                                                      ---------------    ---------------    ---------------
   Net realized and unrealized gains (losses) .....              (402)                --                 --
                                                      ---------------    ---------------    ---------------
   Additions (reductions) from operations .........              (399)                --                 --
                                                      ---------------    ---------------    ---------------

Policy Owners' transactions:
 Net premium payments .............................               463                 --                 --
 Transfers between funds and/or fixed account .....             1,622                 --                 --
 Policy loans .....................................                 6                 --                 --
 Loan collateral interest crediting ...............                --                 --                 --
 Surrenders .......................................                --                 --                 --
 Death benefits ...................................                --                 --                 --
 Costs of insurance charges .......................               (31)                --                 --
 Death benefit guarantee charges ..................               (17)                --                 --
 Monthly expense charges ..........................                (3)                --                 --
                                                      ---------------    ---------------    ---------------
   Additions (reductions) for policy
    owners' transactions ..........................             2,040                 --                 --
                                                      ---------------    ---------------    ---------------
   Net additions (reductions) for the year ........             1,641                 --                 --

Policy Owners' Equity, beginning of the year ......                --                 --                 --
                                                      ---------------    ---------------    ---------------
Policy Owners' Equity, end of the year ............   $         1,641    $            --    $            --
                                                      ===============    ===============    ===============

Units Outstanding, beginning of the year ..........                --                 --                 --
Units Outstanding, end of the year ................       217,228.830                 --                 --

Net Asset Value per Unit:
   Select*Life I ..................................   $            --    $            --    $            --
   Select*Life Series 2000 ........................   $      7.549606    $            --    $            --

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                      Alger American
                                                                 MidCap Growth Portfolio
                                                  -----------------------------------------------------
                                                        2000               1999              1998
                                                  ---------------    ---------------    ---------------

Net investment income:
 Reinvested dividend income .......................   $            --    $            --    $            --
 Reinvested capital gains .........................               925                415                 61
 Administrative expenses ..........................               (68)               (27)                (8)
                                                      ---------------    ---------------    ---------------
  Net investment income (loss)
   and capital gains ..............................               857                388                 53
                                                      ---------------    ---------------    ---------------

Realized and unrealized gains (losses):
 Net realized gains (losses) on redemptions
  of fund shares ..................................               859                 59                (30)
 Increase (decrease) in unrealized appreciation
  of investments ..................................            (1,604)               622                218
                                                      ---------------    ---------------    ---------------
   Net realized and unrealized gains (losses) .....              (745)               681                188
                                                      ---------------    ---------------    ---------------
   Additions (reductions) from operations .........               112              1,069                241
                                                      ---------------    ---------------    ---------------

Policy Owners' transactions:
 Net premium payments .............................             2,577              1,336              1,205
 Transfers between funds and/or fixed account .....             4,739                725                512
 Policy loans .....................................               (48)               (21)                --
 Loan collateral interest crediting ...............                 4                  1                 --
 Surrenders .......................................              (112)               (67)                (9)
 Death benefits ...................................                (7)                (1)               (11)
 Costs of insurance charges .......................              (445)              (223)               (82)
 Death benefit guarantee charges ..................               (16)                (7)                (4)
 Monthly expense charges ..........................              (229)               (45)               (12)
                                                      ---------------    ---------------    ---------------
   Additions (reductions) for policy
    owners' transactions ..........................             6,463              1,698              1,599
                                                      ---------------    ---------------    ---------------
   Net additions (reductions) for the year ........             6,575              2,767              1,840

Policy Owners' Equity, beginning of the year ......             4,977              2,210                370
                                                      ---------------    ---------------    ---------------
Policy Owners' Equity, end of the year ............   $        11,552    $         4,977    $         2,210
                                                      ===============    ===============    ===============

Units Outstanding, beginning of the year ..........       295,715.008        172,814.592         37,772.926
Units Outstanding, end of the year ................       629,502.779        295,715.008        172,814.592

Net Asset Value per Unit:
   Select*Life I ..................................   $     17.934136    $     16.557934    $     12.659555
   Select*Life Series 2000 ........................   $     18.429460    $     16.879516    $     12.802277

    The accompanying notes are an integral part of the financial statements.

                                       62

                     RELIASTAR SELECT*LIFE VARIABLE ACCOUNT
                          STATEMENTS OF OPERATIONS AND
                   CHANGES IN POLICYOWNERS' EQUITY, Continued
              For the years ended December 31, 2000, 1999 and 1998
                      (In Thousands, Except Value Per Unit)

                                                                     Alger American
                                                              Small Capitalization Portfolio
                                                  -----------------------------------------------------
                                                        2000               1999               1998
                                                  ---------------    ---------------    ---------------

Net investment income:
 Reinvested dividend income ...................   $            --    $            --    $            --
 Reinvested capital gains .....................             2,614                402                155
 Administrative expenses ......................               (60)               (32)                (8)
                                                  ---------------    ---------------    ---------------
  Net investment income (loss)
   and capital gains ..........................             2,554                370                147
                                                  ---------------    ---------------    ---------------

Realized and unrealized gains (losses):
 Net realized gains (losses) on redemptions
  of fund shares ...............................           (2,148)               109                  6
 Increase (decrease) in unrealized appreciation
  of investments ...............................           (3,137)             1,171                133
                                                  ---------------    ---------------    ---------------
   Net realized and unrealized gains (losses) .            (5,285)             1,280                139
                                                  ---------------    ---------------    ---------------
   Additions (reductions) from operations .....            (2,731)             1,650                286
                                                  ---------------    ---------------    ---------------

Policy Owners' transactions:
 Net premium payments .........................             2,710              1,603              1,373
 Transfers between funds and/or fixed account .             1,468                911                555
 Policy loans .................................               (41)               (20)               (19)
 Loan collateral interest crediting ...........                 3                  2                 --
 Surrenders ...................................              (102)               (42)                (8)
 Death benefits ...............................               (12)                (5)                --
 Cost of insurance charges ....................              (364)              (236)              (124)
 Death benefit guarantee charges ..............               (18)               (10)                (6)
 Monthly expense charges ......................              (182)               (50)               (18)
                                                  ---------------    ---------------    ---------------
   Additions (reductions) for policy
    owners' transactions ......................             3,462              2,153              1,753
                                                  ---------------    ---------------    ---------------
   Net additions (reductions) for the year ....               731              3,803              2,039

Policy Owners' Equity, beginning of the year ..             6,482              2,679                640
                                                  ---------------    ---------------    ---------------
Policy Owners' Equity, end of the year ........   $         7,213    $         6,482    $         2,679
                                                  ===============    ===============    ===============

Units Outstanding, beginning of the year ......       388,991.269        230,199.995         63,628.672
Units Outstanding, end of the year ............       595,122.238        388,991.269        230,199.995

Net Asset Value per Unit:
   Select*Life I ..............................   $     11.822079    $     16.369247    $     11.505655
   Select*Life Series 2000 ....................   $     12.148813    $     16.687171    $     11.635433

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                         AIM V.I.
                                                               Dent Demographic Trends Fund
                                                       ------------------------------------------
                                                             2000             1999         1998
                                                       --------------      ---------    ---------

Net investment income:
 Reinvested dividend income ...................    $           --      $      --    $      --
 Reinvested capital gains .....................                --             --           --
 Administrative expenses ......................               (10)            --           --
                                                   --------------      ---------    ---------
  Net investment income (loss)
   and capital gains ..........................               (10)            --           --
                                                   --------------      ---------    ---------

Realized and unrealized gains (losses):
 Net realized gains (losses) on redemptions
  of fund shares ..............................                --             --           --
 Increase (decrease) in unrealized appreciation
  of investments ..............................              (766)            --           --
                                                   --------------      ---------    ---------
   Net realized and unrealized gains (losses) .              (766)            --           --
                                                   --------------      ---------    ---------
   Additions (reductions) from operations .....              (776)            --           --
                                                   --------------      ---------    ---------

Policy Owners' transactions:
 Net premium payments .........................             1,070             --           --
 Transfers between funds and/or fixed account .             3,368             --           --
 Policy loans .................................                (7)            --           --
 Loan collateral interest crediting ...........                --             --           --
 Surrenders ...................................                (1)            --           --
 Death benefits ...............................                --             --           --
 Cost of insurance charges ....................               (58)            --           --
 Death benefit guarantee charges ..............               (42)            --           --
 Monthly expense charges ......................                (7)            --           --
                                                   --------------      ---------    ---------
   Additions (reductions) for policy
    owners' transactions ......................             4,323             --           --
                                                   --------------      ---------    ---------
   Net additions (reductions) for the year ....             3,547             --           --

Policy Owners' Equity, beginning of the year ..                --             --           --
                                                   --------------      ---------    ---------
Policy Owners' Equity, end of the year ........    $        3,547      $      --    $      --
                                                   ==============      =========    =========

Units Outstanding, beginning of the year ......                --             --           --
Units Outstanding, end of the year ............       450,039.898             --           --

Net Asset Value per Unit:
   Select*Life I ..............................    $           --      $      --    $      --
   Select*Life Series 2000 ....................    $     7.879171      $      --    $      --

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                    Fidelity's VIP
                                                                Equity-Income Portfolio
                                                                       IC Shares
                                                  -----------------------------------------------------
                                                        2000               1999               1998
                                                  ---------------    ---------------    ---------------

Net investment income:
 Reinvested dividend income ...................   $         1,656    $         1,476    $         1,175
 Reinvested capital gains .....................             6,237              3,264              4,180
 Administrative expenses ......................              (801)              (864)              (705)
                                                  ---------------    ---------------    ---------------
  Net investment income (loss)
   and capital gains ..........................             7,092              3,876              4,650
                                                  ---------------    ---------------    ---------------

Realized and unrealized gains (losses):
 Net realized gains (losses) on redemptions
  of fund shares ..............................             6,631              6,688              2,533
 Increase (decrease) in unrealized appreciation
  of investments ..............................            (6,727)            (5,132)             2,086
                                                  ---------------    ---------------    ---------------
   Net realized and unrealized gains (losses) .               (96)             1,556              4,619
                                                  ---------------    ---------------    ---------------
   Additions (reductions) from operations .....             6,996              5,432              9,269
                                                  ---------------    ---------------    ---------------

Policy Owners' transactions:
 Net premium payments .........................            12,023             15,156             18,161
 Transfers between funds and/or fixed account .            (8,160)            (8,382)            (2,096)
 Policy loans .................................            (1,432)            (2,073)            (1,121)
 Loan collateral interest crediting ...........               205                146                113
 Surrenders ...................................            (3,373)            (3,298)            (3,152)
 Death benefits ...............................              (142)              (420)              (264)
 Cost of insurance charges ....................            (3,898)            (4,541)            (4,711)
 Death benefit guarantee charges ..............              (274)              (139)              (114)
 Monthly expense charges ......................              (529)              (625)              (659)
                                                  ---------------    ---------------    ---------------
   Additions (reductions) for policy
    owners' transactions ......................            (5,580)            (4,176)             6,157
                                                  ---------------    ---------------    ---------------
   Net additions (reductions) for the year ....             1,416              1,256             15,426

Policy Owners' Equity, beginning of the year ..            99,592             98,336             82,910
                                                  ---------------    ---------------    ---------------
Policy Owners' Equity, end of the year ........   $       101,008    $        99,592    $        98,336
                                                  ===============    ===============    ===============

Units Outstanding, beginning of the year ......     3,274,491.085      3,348,679.958      3,053,047.193
Units Outstanding, end of the year ............     3,123,716.907      3,274,491.085      3,348,679.958

Net Asset Value per Unit:
   Select*Life I ..............................   $     44.043454    $     40.949711    $     38.822462
   Select*Life Series 2000 ....................   $     27.127090    $     25.020668    $     23.531218

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                      Fidelity's VIP
                                                                     Growth Portfolio
                                                                        IC Shares
                                                  -----------------------------------------------------
                                                       2000                 1999             1998
                                                  ---------------    ---------------    ---------------

Net investment income:
 Reinvested dividend income ...................   $           226    $           271    $           537
 Reinvested capital gains .....................            22,462             17,026             14,057
 Administrative expenses ......................            (1,732)            (1,452)              (971)
                                                  ---------------    ---------------    ---------------
  Net investment income (loss)
   and capital gains ..........................            20,956             15,845             13,623
                                                  ---------------    ---------------    ---------------

Realized and unrealized gains (losses):
 Net realized gains (losses) on redemptions
  of fund shares ..............................             6,878             10,864              4,873
 Increase (decrease) in unrealized appreciation
  of investments ..............................           (51,728)            28,390             22,732
                                                  ---------------    ---------------    ---------------
   Net realized and unrealized gains (losses) .           (44,850)            39,254             27,605
                                                  ---------------    ---------------    ---------------
   Additions (reductions) from operations .....           (23,894)            55,099             41,228
                                                  ---------------    ---------------    ---------------

Policy Owners' transactions:
 Net premium payments .........................            21,389             22,365             21,080
 Transfers between funds and/or fixed account .            (3,433)            (3,110)            (1,512)
 Policy loans .................................            (4,275)            (3,915)            (1,618)
 Loan collateral interest crediting ...........               347                196                138
 Surrenders ...................................            (6,480)            (6,338)            (4,327)
 Death benefits ...............................              (492)              (409)              (370)
 Cost of insurance charges ....................            (7,498)            (7,181)            (6,378)
 Death benefit guarantee charges ..............              (761)              (270)              (168)
 Monthly expense charges ......................            (1,080)            (1,047)              (956)
                                                  ---------------    ---------------    ---------------
   Additions (reductions) for policy
    owners' transactions ......................            (2,283)               291              5,889
                                                  ---------------    ---------------    ---------------
   Net additions (reductions) for the year ....           (26,177)            55,390             47,117

Policy Owners' Equity, beginning of the year ..           206,780            151,390            104,273
                                                  ---------------    ---------------    ---------------
Policy Owners' Equity, end of the year ........   $       180,603    $       206,780    $       151,390
                                                  ===============    ===============    ===============

Units Outstanding, beginning of the year ......     4,401,398.280      4,282,470.411      3,971,201.581
Units Outstanding, end of the year ............     4,413,026.922      4,401,398.280      4,282,470.411

Net Asset Value per Unit:
   Select*Life I ..............................   $     60.195166    $     68.164143    $     49.996221
   Select*Life Series 2000 ....................   $     32.699801    $     36.733274    $     26.727479

    The accompanying notes are an integral part of the financial statements.

                                       63

                     RELIASTAR SELECT*LIFE VARIABLE ACCOUNT
                          STATEMENTS OF OPERATIONS AND
                   CHANGES IN POLICYOWNERS' EQUITY, Continued
              For the years ended December 31, 2000, 1999 and 1998
                      (In Thousands, Except Value Per Unit)

                                                                    Fidelity's VIP
                                                                 High Income Portfolio
                                                                       IC Shares
                                                  -----------------------------------------------------
                                                       2000                1999             1998
                                                  ---------------    ---------------    ---------------

Net investment income:
 Reinvested dividend income ...................   $         1,313    $         1,861    $         1,415
 Reinvested capital gains .....................                --                 70                899
 Administrative expenses ......................              (149)              (173)              (160)
                                                  ---------------    ---------------    ---------------
 Net investment income (loss)
  and capital gains ...........................             1,164              1,758              2,154
                                                  ---------------    ---------------    ---------------

Realized and unrealized gains (losses):
 Net realized gains (losses) on redemptions
  of fund shares ..............................              (494)              (177)               210
 Increase (decrease) in unrealized appreciation
  of investments ..............................            (5,091)               (69)            (3,436)
                                                  ---------------    ---------------    ---------------
   Net realized and unrealized gains (losses) .            (5,585)              (246)            (3,226)
                                                  ---------------    ---------------    ---------------
   Additions (reductions) from operations .....            (4,421)             1,512             (1,072)
                                                  ---------------    ---------------    ---------------

Policy Owners' transactions:
 Net premium payments .........................             3,200              4,236              5,161
 Transfers between funds and/or fixed account .            (2,263)            (4,013)              (469)
 Policy loans .................................              (281)              (325)              (268)
 Loan collateral interest crediting ...........                41                 29                 21
 Surrenders ...................................              (592)              (557)              (740)
 Death benefits ...............................               (51)               (13)               (88)
 Cost of insurance charges ....................              (856)            (1,068)            (1,230)
 Death benefit guarantee charges ..............               (97)               (51)               (31)
 Monthly expense charges ......................              (100)              (126)              (144)
                                                  ---------------    ---------------    ---------------
   Additions (reductions) for policy
    owners' transactions ......................              (999)            (1,888)             2,212
                                                  ---------------    ---------------    ---------------
   Net additions (reductions) for the year ....            (5,420)              (376)             1,140

Policy Owners' Equity, beginning of the year ..            20,141             20,517             19,377
                                                  ---------------    ---------------    ---------------
Policy Owners' Equity, end of the year ........   $        14,721    $        20,141    $        20,517
                                                  ===============    ===============    ===============

Units Outstanding, beginning of the year ......       982,653.237      1,053,934.152        916,625.159
Units Outstanding, end of the year ............       945,010.544        982,653.237      1,053,934.152

Net Asset Value per Unit:
   Select*Life I ..............................   $     23.456410    $     30.499630    $     28.427207
   Select*Life Series 2000 ....................   $     12.674923    $     16.349223    $     15.116470

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                      Fidelity's VIP
                                                                 Money Market Portfolio
                                                                        IC Shares
                                                  -----------------------------------------------------
                                                         2000              1999              1998
                                                  ---------------    ---------------    ---------------

Net investment income:
 Reinvested dividend income ...................   $         2,154    $         1,087    $           669
 Reinvested capital gains .....................                --                 --                 --
 Administrative expenses ......................              (290)              (181)               (92)
                                                  ---------------    ---------------    ---------------
 Net investment income (loss)
  and capital gains ...........................             1,864                906                577
                                                  ---------------    ---------------    ---------------

Realized and unrealized gains (losses):
 Net realized gains (losses) on redemptions
  of fund shares ..............................                --                 --                 --
 Increase (decrease) in unrealized appreciation
  of investments ..............................                 1                 --                 --
                                                  ---------------    ---------------    ---------------
   Net realized and unrealized gains (losses) .                 1                 --                 --
                                                  ---------------    ---------------    ---------------
   Additions (reductions) from operations .....             1,865                906                577
                                                  ---------------    ---------------    ---------------

Policy Owners' transactions:
 Net premium payments .........................            77,091             36,690             10,376
 Transfers between funds and/or fixed account .           (62,827)           (14,511)            (7,227)
 Policy loans .................................            (1,267)              (977)               (31)
 Loan collateral interest crediting ...........               140                100                 18
 Surrenders ...................................            (1,315)              (768)              (285)
 Death benefits ...............................               (78)              (113)                (7)
 Cost of insurance charges ....................            (2,017)            (1,337)              (817)
 Death benefit guarantee charges ..............            (1,426)              (534)               (55)
 Monthly expense charges ......................              (263)              (156)               (74)
                                                  ---------------    ---------------    ---------------
   Additions (reductions) for policy
    owners' transactions ......................             8,038             18,394              1,898
                                                  ---------------    ---------------    ---------------
   Net additions (reductions) for the year ....             9,903             19,300              2,475

Policy Owners' Equity, beginning of the year ..            33,268             13,968             11,493
                                                  ---------------    ---------------    ---------------
Policy Owners' Equity, end of the year ........   $        43,171    $        33,268    $        13,968
                                                  ===============    ===============    ===============

Units Outstanding, beginning of the year ......     2,329,160.577      1,021,422.904        875,038.346
Units Outstanding, end of the year ............     2,887,691.571      2,329,160.577      1,021,422.904

Net Asset Value per Unit:
   Select*Life I ..............................   $     19.146973    $     18.153875    $     17.399235
   Select*Life Series 2000 ....................   $     14.471548    $     13.611549    $     12.941412

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                      Fidelity's VIP
                                                                    Overseas Portfolio
                                                                        IC Shares
                                                  -----------------------------------------------------
                                                        2000               1999              1998
                                                  ---------------    ---------------    ---------------

Net investment income:
 Reinvested dividend income ...................   $           393    $           489    $           551
 Reinvested capital gains .....................             2,475                789              1,626
 Administrative expenses ......................              (214)              (236)              (247)
                                                  ---------------    ---------------    ---------------
 Net investment income (loss)
  and capital gains ...........................             2,654              1,042              1,930
                                                  ---------------    ---------------    ---------------

Realized and unrealized gains (losses):
 Net realized gains (losses) on redemptions
  of fund shares ..............................             1,060              2,572              1,235
 Increase (decrease) in unrealized appreciation
  of investments ..............................            (9,029)             5,914                187
                                                  ---------------    ---------------    ---------------
   Net realized and unrealized gains (losses) .            (7,969)             8,486              1,422
                                                  ---------------    ---------------    ---------------
   Additions (reductions) from operations .....            (5,315)             9,528              3,352
                                                  ---------------    ---------------    ---------------

Policy Owners' transactions:
 Net premium payments .........................                 4              1,521              5,928
 Transfers between funds and/or fixed account .            (1,926)            (9,986)            (2,715)
 Policy loans .................................              (502)              (508)              (396)
 Loan collateral interest crediting ...........                --                 18                 44
 Surrenders ...................................              (873)            (1,003)              (889)
 Death benefits ...............................              (105)               (33)               (60)
 Cost of insurance charges ....................              (888)            (1,183)            (1,589)
 Death benefit guarantee charges ..............               (19)               (27)               (37)
 Monthly expense charges ......................              (120)              (172)              (241)
                                                  ---------------    ---------------    ---------------
   Additions (reductions) for policy
    owners' transactions ......................            (4,429)           (11,373)                45
                                                  ---------------    ---------------    ---------------
   Net additions (reductions) for the year ....            (9,744)            (1,845)             3,397

Policy Owners' Equity, beginning of the year ..            29,669             31,514             28,117
                                                  ---------------    ---------------    ---------------
Policy Owners' Equity, end of the year ........   $        19,925    $        29,669    $        31,514
                                                  ===============    ===============    ===============

Units Outstanding, beginning of the year ......     1,162,674.433      1,752,679.671      1,733,459.426
Units Outstanding, end of the year ............       973,168.864      1,162,674.433      1,752,679.671

Net Asset Value per Unit:
   Select*Life I ..............................   $     25.482476    $     31.755579    $     22.444163
   Select*Life Series 2000 ....................   $     18.165594    $     22.456788    $     15.745282

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                    Fidelity's VIP II
                                                                 Asset Manager Portfolio
                                                                       IC Shares
                                                  -----------------------------------------------------
                                                        2000               1999               1998
                                                  ---------------    ---------------    ---------------

Net investment income:
 Reinvested dividend income ...................   $         1,071    $         1,409    $         1,161
 Reinvested capital gains .....................             2,524              1,785              3,484
 Administrative expenses ......................              (260)              (316)              (323)
                                                  ---------------    ---------------    ---------------
 Net investment income (loss)
  and capital gains ...........................             3,335              2,878              4,322
                                                  ---------------    ---------------    ---------------

Realized and unrealized gains (losses):
 Net realized gains (losses) on redemptions
  of fund shares ..............................               694              2,289                274
 Increase (decrease) in unrealized appreciation
  of investments ..............................            (5,473)            (1,681)               660
                                                  ---------------    ---------------    ---------------
   Net realized and unrealized gains (losses) .            (4,779)               608                934
                                                  ---------------    ---------------    ---------------
   Additions (reductions) from operations .....            (1,444)             3,486              5,256
                                                  ---------------    ---------------    ---------------

Policy Owners' transactions:
 Net premium payments .........................                --              1,752              5,834
 Transfers between funds and/or fixed account .            (2,195)            (9,250)              (717)
 Policy loans .................................              (454)              (626)              (482)
 Loan collateral interest crediting ...........                --                 16                 51
 Surrenders ...................................            (1,136)            (1,691)            (1,458)
 Death benefits ...............................               (57)               (78)               (60)
 Cost of insurance charges ....................            (1,231)            (1,686)            (2,041)
 Death benefit guarantee charges ..............               (31)               (43)               (52)
 Monthly expense charges ......................              (137)              (201)              (255)
                                                  ---------------    ---------------    ---------------
   Additions (reductions) for policy
    owners' transactions ......................            (5,241)           (11,807)               820
                                                  ---------------    ---------------    ---------------
   Net additions (reductions) for the year ....            (6,685)            (8,321)             6,076

Policy Owners' Equity, beginning of the year ..            34,335             42,656             36,580
                                                  ---------------    ---------------    ---------------
Policy Owners' Equity, end of the year ........   $        27,650    $        34,335    $        42,656
                                                  ===============    ===============    ===============

Units Outstanding, beginning of the year ......     1,510,293.812      2,091,427.861      2,034,040.832
Units Outstanding, end of the year ............     1,272,447.855      1,510,293.812      2,091,427.861

Net Asset Value per Unit:
   Select*Life I ..............................   $     25.501461    $     26.757824    $     24.280390
   Select*Life Series 2000 ....................   $     18.515461    $     19.272715    $     17.348504

    The accompanying notes are an integral part of the financial statements.

                                       64

                     RELIASTAR SELECT*LIFE VARIABLE ACCOUNT
                          STATEMENTS OF OPERATIONS AND
                   CHANGES IN POLICYOWNERS' EQUITY, Continued
              For the years ended December 31, 2000, 1999 and 1998
                      (In Thousands, Except Value Per Unit)

                                                                   Fidelity's VIP II
                                                                  Contrafund Portfolio
                                                                       IC Shares
                                                  -----------------------------------------------------
                                                        2000               1999               1998
                                                  ---------------    ---------------    ---------------

Net investment income:
 Reinvested dividend income ...................   $           260    $           235    $           180
 Reinvested capital gains .....................             9,444              1,722              1,324
 Administrative expenses ......................              (642)              (526)              (229)
                                                  ---------------    ---------------    ---------------
  Net investment income (loss)
   and capital gains ..........................             9,062              1,431              1,275
                                                  ---------------    ---------------    ---------------

Realized and unrealized gains (losses):
 Net realized gains (losses) on redemptions
  of fund shares ...............................             6,917                569                651
 Increase (decrease) in unrealized appreciation
  of investments ...............................           (21,649)            11,058              7,367
                                                  ---------------    ---------------    ---------------
   Net realized and unrealized gains (losses) .           (14,732)            11,627              8,018
                                                  ---------------    ---------------    ---------------
   Additions (reductions) from operations .....            (5,670)            13,058              9,293
                                                  ---------------    ---------------    ---------------

Policy Owners' transactions:
 Net premium payments .........................            16,473             18,650             16,875
 Transfers between funds and/or fixed account .            (5,489)             3,457                605
 Policy loans .................................              (841)              (563)              (197)
 Loan collateral interest crediting ...........                40                 14                  6
 Surrenders ...................................            (2,097)            (1,275)              (882)
 Death benefits ...............................               (67)               (48)              (130)
 Cost of insurance charges ....................            (3,649)            (3,655)            (2,823)
 Death benefit guarantee charges ..............              (543)              (127)               (15)
 Monthly expense charges ......................              (571)              (610)              (512)
                                                  ---------------    ---------------    ---------------
   Additions (reductions) for policy
    owners' transactions ......................             3,256             15,843             12,927
                                                  ---------------    ---------------    ---------------
   Net additions (reductions) for the year ....            (2,414)            28,901             22,220

Policy Owners' Equity, beginning of the year ..            75,548             46,647             24,427
                                                  ---------------    ---------------    ---------------
Policy Owners' Equity, end of the year ........   $        73,134    $        75,548    $        46,647
                                                  ===============    ===============    ===============

Units Outstanding, beginning of the year ......     2,609,699.831      1,974,535.451      1,334,244.465
Units Outstanding, end of the year ............     2,717,337.843      2,609,699.831      1,974,535.451

Net Asset Value per Unit:
   Select*Life I ..............................   $     15.169918    $     16.376549    $     13.286083
   Select*Life Series 2000 ....................   $     27.741157    $     29.708780    $     23.909755

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                   Fidelity's VIP II
                                                                  Index 500 Portfolio
                                                                       IC Shares
                                                  -----------------------------------------------------
                                                        2000               1999               1998
                                                  ---------------    ---------------    ---------------

Net investment income:
 Reinvested dividend income ...................   $           845    $           491    $           278
 Reinvested capital gains .....................               369                333                644
 Administrative expenses ......................              (708)              (592)              (229)
                                                  ---------------    ---------------    ---------------
  Net investment income (loss)
   and capital gains ..........................               506                232                693
                                                  ---------------    ---------------    ---------------

Realized and unrealized gains (losses):
 Net realized gains (losses) on redemptions
  of fund shares ..............................             3,117              2,738              1,033
 Increase (decrease) in unrealized appreciation
  of investments ..............................           (12,639)             9,397              6,585
                                                  ---------------    ---------------    ---------------
   Net realized and unrealized gains (losses) .            (9,522)            12,135              7,618
                                                  ---------------    ---------------    ---------------
   Additions (reductions) from operations .....            (9,016)            12,367              8,311
                                                  ---------------    ---------------    ---------------

Policy Owners' transactions:
 Net premium payments .........................            21,680             23,262             16,991
 Transfers between funds and/or fixed account .            (4,931)             9,341              3,742
 Policy loans .................................            (1,492)              (837)              (264)
 Loan collateral interest crediting ...........                67                 33                 14
 Surrenders ...................................            (2,072)            (1,561)              (670)
 Death benefits ...............................               (83)              (151)               (59)
 Cost of insurance charges ....................            (4,541)            (4,256)            (2,579)
 Death benefit guarantee charges ..............            (1,060)              (250)               (30)
 Monthly expense charges ......................              (711)              (643)              (434)
                                                  ---------------    ---------------    ---------------
   Additions (reductions) for policy
    owners' transactions ......................             6,857             24,938             16,711
                                                  ---------------    ---------------    ---------------
   Net additions (reductions) for the year ....            (2,159)            37,305             25,022

Policy Owners' Equity, beginning of the year ..            84,588             47,283             22,261
                                                  ---------------    ---------------    ---------------
Policy Owners' Equity, end of the year ........   $        82,429    $        84,588    $        47,283
                                                  ===============    ===============    ===============

Units Outstanding, beginning of the year ......     2,420,819.714      1,628,829.448        981,434.839
Units Outstanding, end of the year ............     2,603,815.252      2,420,819.714      1,628,829.448

Net Asset Value per Unit:
   Select*Life I ..............................   $     31.947183    $     35.507758    $     29.701980
   Select*Life Series 2000 ....................   $     31.624514    $     34.868839    $     28.934443

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                    Fidelity's VIP II
                                                              Investment Grade Bond Portfolio
                                                                        IC Shares
                                                  -----------------------------------------------------
                                                        2000               1999               1998
                                                  ---------------    ---------------    ---------------

Net investment income:
 Reinvested dividend income ...................   $           440    $           208    $           206
 Reinvested capital gains .....................                --                 65                 25
 Administrative expenses ......................               (55)               (50)               (36)
                                                  ---------------    ---------------    ---------------
  Net investment income (loss)
   and capital gains ..........................               385                223                195
                                                  ---------------    ---------------    ---------------

Realized and unrealized gains (losses):
 Net realized gains (losses) on redemptions
  of fund shares ..............................               (28)                52                128
 Increase (decrease) in unrealized appreciation
  of investments ..............................               318               (383)                47
                                                  ---------------    ---------------    ---------------
   Net realized and unrealized gains (losses) .               290               (331)               175
                                                  ---------------    ---------------    ---------------
   Additions (reductions) from operations .....               675               (108)               370
                                                  ---------------    ---------------    ---------------

Policy Owners' transactions:
 Net premium payments .........................             1,378              1,615              2,363
 Transfers between funds and/or fixed account .                16                548             (1,154)
 Policy loans .................................               (69)               (96)               (50)
 Loan collateral interest crediting ...........                 9                  7                  4
 Surrenders ...................................              (200)              (175)              (106)
 Death benefits ...............................               (12)                (6)                (7)
 Cost of insurance charges ....................              (313)              (316)              (280)
 Death benefit guarantee charges ..............               (79)               (19)                (7)
 Monthly expense charges ......................               (37)               (35)               (30)
                                                  ---------------    ---------------    ---------------
   Additions (reductions) for policy
    owners' transactions ......................               693              1,523                733
                                                  ---------------    ---------------    ---------------
   Net additions (reductions) for the year ....             1,368              1,415              1,103

Policy Owners' Equity, beginning of the year ..             6,390              4,975              3,872
                                                  ---------------    ---------------    ---------------
Policy Owners' Equity, end of the year ........   $         7,758    $         6,390    $         4,975
                                                  ===============    ===============    ===============

Units Outstanding, beginning of the year ......       444,440.696        333,810.100        276,930.635
Units Outstanding, end of the year ............       490,074.761        444,440.696        333,810.100

Net Asset Value per Unit:
   Select*Life I ..............................   $     18.520221    $     16.785852    $     17.100659
   Select*Life Series 2000 ....................   $     15.194977    $     13.662210    $     13.807112

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                   Janus Aspen Series
                                                               Aggressive Growth Portfolio
                                                  -----------------------------------------------------
                                                        2000              1999               1998
                                                  ---------------    ---------------    ---------------

Net investment income:
 Reinvested dividend income ...................   $         2,456    $            98    $            --
 Reinvested capital gains .....................             2,547                168                 --
 Administrative expenses ......................              (343)               (76)                (7)
                                                  ---------------    ---------------    ---------------
  Net investment income (loss)
   and capital gains ..........................             4,660                190                 (7)
                                                  ---------------    ---------------    ---------------

Realized and unrealized gains (losses):
 Net realized gains (losses) on redemptions
  of fund shares ..............................             2,604                870                 95
 Increase (decrease) in unrealized appreciation
  of investments ..............................           (26,058)             9,113                317
                                                  ---------------    ---------------    ---------------
   Net realized and unrealized gains (losses) .           (23,454)             9,983                412
                                                  ---------------    ---------------    ---------------
   Additions (reductions) from operations .....           (18,794)            10,173                405
                                                  ---------------    ---------------    ---------------

Policy Owners' transactions:
 Net premium payments .........................            14,541              4,198                884
 Transfers between funds and/or fixed account .            22,328             11,069                194
 Policy loans .................................              (572)              (153)                (4)
 Loan collateral interest crediting ...........                43                 13                  2
 Surrenders ...................................              (859)              (111)               (15)
 Death benefits ...............................               (23)               (16)                --
 Cost of insurance charges ....................            (2,056               (491)               (88)
 Death benefit guarantee charges ..............              (100)               (22)                (4)
 Monthly expense charges ......................            (1,156)              (144)               (13)
                                                  ---------------    ---------------    ---------------
   Additions (reductions) for policy
    owners' transactions ......................            32,146             14,343                956
                                                  ---------------    ---------------    ---------------
   Net additions (reductions) for the year ....            13,352             24,516              1,361

Policy Owners' Equity, beginning of the year ..            26,141              1,625                264
                                                  ---------------    ---------------    ---------------
Policy Owners' Equity, end of the year ........   $        39,493    $        26,141    $         1,625
                                                  ===============    ===============    ===============

Units Outstanding, beginning of the year ......       790,834.555        110,510.717         24,053.408
Units Outstanding, end of the year ............     1,752,759.651        790,834.555        110,510.717

Net Asset Value per Unit:
   Select*Life I ..............................   $     22.006021    $     32.536277    $     14.550679
   Select*Life Series 2000 ....................   $     22.613916    $     33.167484    $     14.714669

    The accompanying notes are an integral part of the financial statements.

                                       65

                     RELIASTAR SELECT*LIFE VARIABLE ACCOUNT
                          STATEMENTS OF OPERATIONS AND
                   CHANGES IN POLICYOWNERS' EQUITY, Continued
              For the years ended December 31, 2000, 1999 and 1998
                      (In Thousands, Except Value Per Unit)

                                                                  Janus Aspen Series
                                                                   Growth Portfolio
                                                  -----------------------------------------------------
                                                        2000              1999               1998
                                                  ---------------    ---------------    ---------------

Net investment income:
 Reinvested dividend income ...................   $           817    $            27    $            41
 Reinvested capital gains .....................             1,925                 50                 32
 Administrative expenses ......................              (259)               (92)               (10)
                                                  ---------------    ---------------    ---------------
  Net investment income (loss)
   and capital gains ..........................             2,483                (15)                63
                                                  ---------------    ---------------    ---------------

Realized and unrealized gains (losses):
 Net realized gains (losses) on redemptions
  of fund shares ..............................                48              1,286                (16)
 Increase (decrease) in unrealized appreciation
  of investments ..............................            (8,901)             3,062                541
                                                  ---------------    ---------------    ---------------
   Net realized and unrealized gains (losses) .            (8,853)             4,348                525
                                                  ---------------    ---------------    ---------------
   Additions (reductions) from operations .....            (6,370)             4,333                588
                                                  ---------------    ---------------    ---------------

Policy Owners' transactions:
 Net premium payments .........................            11,099              4,929              1,477
 Transfers between funds and/or fixed account .            13,751              6,660              2,294
 Policy loans .................................              (246)               (44)                 2
 Loan collateral interest crediting ...........                19                  3                 --
 Surrenders ...................................              (388)              (772)               (74)
 Death benefits ...............................               (15)               (13)                (8)
 Cost of insurance charges ....................            (1,558)              (669)              (132)
 Death benefit guarantee charges ..............               (73)               (19)                (2)
 Monthly expense charges ......................              (811)              (147)               (22)
                                                  ---------------    ---------------    ---------------
   Additions (reductions) for policy
    owners' transactions ......................            21,778              9,928              3,535
                                                  ---------------    ---------------    ---------------
   Net additions (reductions) for the year ....            15,408             14,261              4,123

Policy Owners' Equity, beginning of the year ..            18,670              4,409                286
                                                  ---------------    ---------------    ---------------
Policy Owners' Equity, end of the year ........   $        34,078    $        18,670    $         4,409
                                                  ===============    ===============    ===============

Units Outstanding, beginning of the year ......       940,075.013        319,301.091         28,040.816
Units Outstanding, end of the year ............     2,008,199.476        940,075.013        319,301.091

Net Asset Value per Unit:
   Select*Life I ..............................   $     16.545548    $     19.519150    $     13.665622
   Select*Life Series 2000 ....................   $     17.002489    $     19.898078    $     13.819668

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                    Janus Aspen Series
                                                              International Growth Portfolio
                                                  -----------------------------------------------------
                                                        2000               1999               1998
                                                  ---------------    ---------------    ---------------

Net investment income:
 Reinvested dividend income ...................   $           318    $            16    $            35
 Reinvested capital gains .....................               612                 --                  5
 Administrative expenses ......................              (149)               (55)               (16)
                                                  ---------------    ---------------    ---------------
  Net investment income (loss)
   and capital gains ..........................               781                (39)                24
                                                  ---------------    ---------------    ---------------

Realized and unrealized gains (losses):
 Net realized gains (losses) on redemptions
  of fund shares ..............................             4,698              1,568                 52
 Increase (decrease) in unrealized appreciation
  of investments ..............................            (8,683)             3,678                190
                                                  ---------------    ---------------    ---------------
   Net realized and unrealized gains (losses) .            (3,985)             5,246                242
                                                  ---------------    ---------------    ---------------
   Additions (reductions) from operations .....            (3,204)             5,207                266
                                                  ---------------    ---------------    ---------------

Policy Owners' transactions:
 Net premium payments .........................             5,497              2,432              1,711
 Transfers between funds and/or fixed account .             6,371              1,499                745
 Policy loans .................................              (116)               (39)               (11)
 Loan collateral interest crediting ...........                22                  3                  1
 Surrenders ...................................              (195)               (81)               (18)
 Death benefits ...............................               (27)                (3)                --
 Cost of insurance charges ....................              (774)              (359)              (167)
 Death benefit guarantee charges ..............               (36)               (15)                (5)
 Monthly expense charges ......................              (354)               (66)               (26)
                                                  ---------------    ---------------    ---------------
   Additions (reductions) for policy
    owners' transactions ......................            10,388              3,371              2,230
                                                  ---------------    ---------------    ---------------
   Net additions (reductions) for the year ....             7,184              8,578              2,496

Policy Owners' Equity, beginning of the year ..            11,918              3,340                844
                                                  ---------------    ---------------    ---------------
Policy Owners' Equity, end of the year ........   $        19,102    $        11,918    $         3,340
                                                  ===============    ===============    ===============

Units Outstanding, beginning of the year ......       580,535.174        296,248.488         87,549.532
Units Outstanding, end of the year ............     1,107,540.195        580,535.174        296,248.488

Net Asset Value per Unit:
   Select*Life I ..............................   $     16.824578    $     20.176465    $     11.158415
   Select*Life Series 2000 ....................   $     17.289077    $     20.567965    $     11.284244

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                    Janus Aspen Series
                                                                 Worldwide Growth Portfolio
                                                  -----------------------------------------------------
                                                        2000               1999               1998
                                                  ---------------    ---------------    ---------------

Net investment income:
 Reinvested dividend income ...................   $         1,226    $            56    $           210
 Reinvested capital gains .....................             3,979                 --                 81
 Administrative expenses ......................              (520)              (270)               (57)
                                                  ---------------    ---------------    ---------------
  Net investment income (loss)
   and capital gains ..........................             4,685               (214)               234
                                                  ---------------    ---------------    ---------------

Realized and unrealized gains (losses):
 Net realized gains (losses) on redemptions
  of fund shares ..............................            11,165              3,533                 99
 Increase (decrease) in unrealized appreciation
  of investments ..............................           (27,191)            15,797              1,475
                                                  ---------------    ---------------    ---------------
   Net realized and unrealized gains (losses) .           (16,026)            19,330              1,574
                                                  ---------------    ---------------    ---------------
   Additions (reductions) from operations .....           (11,341)            19,116              1,808
                                                  ---------------    ---------------    ---------------

Policy Owners' transactions:
 Net premium payments .........................            16,869             12,515              7,344
 Transfers between funds and/or fixed account .             5,653             11,478              4,415
 Policy loans .................................              (645)              (256)               (13)
 Loan collateral interest crediting ...........                39                 11                  1
 Surrenders ...................................            (1,186)              (426)               (90)
 Death benefits ...............................               (86)              (148)               (53)
 Cost of insurance charges ....................            (2,897)            (1,904)              (755)
 Death benefit guarantee charges ..............              (110)               (43)               (12)
 Monthly expense charges ......................            (1,046)              (348)              (106)
                                                  ---------------    ---------------    ---------------
   Additions (reductions) for policy
    owners' transactions ......................            16,591             20,879             10,731
                                                  ---------------    ---------------    ---------------
   Net additions (reductions) for the year ....             5,250             39,995             12,539

Policy Owners' Equity, beginning of the year ..            54,947             14,952              2,413
                                                  ---------------    ---------------    ---------------
Policy Owners' Equity, end of the year ........   $        60,197    $        54,947    $        14,952
                                                  ===============    ===============    ===============

Units Outstanding, beginning of the year ......     2,640,454.020      1,180,179.061        245,314.904
Units Outstanding, end of the year ............     3,432,297.501      2,640,454.020      1,180,179.061

Net Asset Value per Unit:
   Select*Life I ..............................   $     17.113507    $     20.456930    $     12.539787
   Select*Life Series 2000 ....................   $     17.585970    $     20.853866    $     12.681124

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                      Neuberger Berman
                                                                Advisers Management Trust
                                                             Limited Maturity Bond Portfolio
                                                  -----------------------------------------------------
                                                        2000               1999               1998
                                                  ---------------    ---------------    ---------------

Net investment income:
 Reinvested dividend income ...................   $           208    $           115    $            79
 Reinvested capital gains .....................                --                 --                 --
 Administrative expenses ......................               (28)               (23)                (9)
                                                  ---------------    ---------------    ---------------
  Net investment income (loss)
   and capital gains ..........................               180                 92                 70
                                                  ---------------    ---------------    ---------------

Realized and unrealized gains (losses):
 Net realized gains (losses) on redemptions
  of fund shares ..............................               (59)               (27)               (21)
 Increase (decrease) in unrealized appreciation
  of investments ..............................                97                (49)                 1
                                                  ---------------    ---------------    ---------------
   Net realized and unrealized gains (losses) .                38                (76)               (20)
                                                  ---------------    ---------------    ---------------
   Additions (reductions) from operations .....               218                 16                 50
                                                  ---------------    ---------------    ---------------

Policy Owners' transactions:
 Net premium payments .........................             1,174              1,521              1,242
 Transfers between funds and/or fixed account .              (183)               133               (296)
 Policy loans .................................                (9)               (61)                (2)
 Loan collateral interest crediting ...........                 1                 --                 --
 Surrenders ...................................               (40)               (29)                (2)
 Death benefits ...............................               (13)               (14)                (5)
 Cost of insurance charges ....................              (192)              (170)               (94)
 Death benefit guarantee charges ..............                (7)                (6)                (2)
 Monthly expense charges ......................               (96)               (36)               (11)
                                                  ---------------    ---------------    ---------------
   Additions (reductions) for policy
    owners' transactions ......................               635              1,338                830
                                                  ---------------    ---------------    ---------------
   Net additions (reductions) for the year ....               853              1,354                880

Policy Owners' Equity, beginning of the year ..             3,337              1,983              1,103
                                                  ---------------    ---------------    ---------------
Policy Owners' Equity, end of the year ........   $         4,190    $         3,337    $         1,983
                                                  ===============    ===============    ===============

Units Outstanding, beginning of the year ......       307,256.114        185,303.929        107,550.694
Units Outstanding, end of the year ............       361,351.818        307,256.114        185,303.929

Net Asset Value per Unit:
   Select*Life I ..............................   $     11.287667    $     10.655507    $     10.584999
   Select*Life Series 2000 ....................   $     11.599511    $     10.862584    $     10.704404

    The accompanying notes are an integral part of the financial statements.

                                       66

                     RELIASTAR SELECT*LIFE VARIABLE ACCOUNT
                          STATEMENTS OF OPERATIONS AND
                   CHANGES IN POLICYOWNERS' EQUITY, Continued
              For the years ended December 31, 2000, 1999 and 1998
                      (In Thousands, Except Value Per Unit)

                                                                    Neuberger Berman
                                                                Advisers Management Trust
                                                                   Partners Portfolio
                                                  -----------------------------------------------------
                                                        2000               1999               1998
                                                  ---------------    ---------------    ---------------

Net investment income:
 Reinvested dividend income ...................   $            68    $           120    $            11
 Reinvested capital gains .....................             1,442                208                342
 Administrative expenses ......................               (75)               (83)               (45)
                                                  ---------------    ---------------    ---------------
  Net investment income (loss)
   and capital gains ..........................             1,435                245                308
                                                  ---------------    ---------------    ---------------

Realized and unrealized gains (losses):
 Net realized gains (losses) on redemptions
  of fund shares ..............................              (335)              (153)              (137)
 Increase (decrease) in unrealized appreciation
  of investments ..............................            (1,093)               529               (164)
                                                  ---------------    ---------------    ---------------
   Net realized and unrealized gains (losses) .            (1,428)               376               (301)
                                                  ---------------    ---------------    ---------------
   Additions (reductions) from operations .....                 7                621                  7
                                                  ---------------    ---------------    ---------------

Policy Owners' transactions:
 Net premium payments .........................             2,594              3,534              5,576
 Transfers between funds and/or fixed account .            (1,458)            (4,159)             3,196
 Policy loans .................................               (19)               (66)               (55)
 Loan collateral interest crediting ...........                 1                  2                  2
 Surrenders ...................................              (191)              (146)               (58)
 Death benefits ...............................                (8)               (15)                --
 Cost of insurance charges ....................              (515)              (653)              (518)
 Death benefit guarantee charges ..............               (17)               (18)               (11)
 Monthly expense charges ......................              (125)               (93)               (64)
                                                  ---------------    ---------------    ---------------
   Additions (reductions) for policy
    owners' transactions ......................               262             (1,614)             8,068
                                                  ---------------    ---------------    ---------------
   Net additions (reductions) for the year ....               269               (993)             8,075

Policy Owners' Equity, beginning of the year ..             8,843              9,836              1,761
                                                  ---------------    ---------------    ---------------
Policy Owners' Equity, end of the year ........   $         9,112    $         8,843    $         9,836
                                                  ===============    ===============    ===============

Units Outstanding, beginning of the year ......       766,507.228        914,725.581        170,599.212
Units Outstanding, end of the year ............       784,206.748        766,507.228        914,725.581

Net Asset Value per Unit:
   Select*Life I ..............................   $     11.321723    $     11.333244    $     10.640408
   Select*Life Series 2000 ....................   $     11.634457    $     11.553436    $     10.760407

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                      Neuberger Berman
                                                                  Advisers Management Trust
                                                                Socially Responsive Portfolio
                                                  -----------------------------------------------------
                                                        2000               1999               1998
                                                  ---------------    ---------------    ---------------

Net investment income:
 Reinvested dividend income ...................   $            --    $            --    $            --
 Reinvested capital gains .....................                --                 --                 --
 Administrative expenses ......................                (1)                --                 --
                                                  ---------------    ---------------    ---------------
  Net investment income (loss)
   and capital gains ..........................                (1)                --                 --
                                                  ---------------    ---------------    ---------------

Realized and unrealized gains (losses):
 Net realized gains (losses) on redemptions
  of fund shares ..............................                --                 --                 --
 Increase (decrease) in unrealized appreciation
  of investments ..............................                 2                  3                 --
                                                  ---------------    ---------------    ---------------
   Net realized and unrealized gains (losses) .                 2                  3                 --
                                                  ---------------    ---------------    ---------------
   Additions (reductions) from operations .....                 1                  3                 --
                                                  ---------------    ---------------    ---------------

Policy Owners' transactions:
 Net premium payments .........................               108                 23                 --
 Transfers between funds and/or fixed account .                92                 26                 --
 Policy loans .................................                --                 --                 --
 Loan collateral interest crediting ...........                --                 --                 --
 Surrenders ...................................                (3)                --                 --
 Death benefits ...............................                --                 --                 --
 Cost of insurance charges ....................               (11)                (3)                --
 Death benefit guarantee charges ..............               (12)                (1)                --
 Monthly expense charges ......................                (2)                --                 --
                                                  ---------------    ---------------    ---------------
   Additions (reductions) for policy
    owners' transactions ......................               172                 45                 --
                                                  ---------------    ---------------    ---------------
   Net additions (reductions) for the year ....               173                 48                 --

Policy Owners' Equity, beginning of the year ..                48                 --                 --
                                                  ---------------    ---------------    ---------------
Policy Owners' Equity, end of the year ........   $           221    $            48    $            --
                                                  ===============    ===============    ===============

Units Outstanding, beginning of the year ......         4,350.420                 --                 --
Units Outstanding, end of the year ............        20,980.438          4,350.420                 --

Net Asset Value per Unit:
   Select*Life I ..............................   $            --    $            --    $            --
   Select*Life Series 2000 ....................   $     10.582035    $     10.754901    $            --

[WIDE TABLE CONTINUED FROM ABOVE]

                                                              Pilgrim Variable Products Trust
                                                               Growth Opportunities Portfolio
                                                  -----------------------------------------------------
                                                        2000              1999               1998
                                                  ---------------    ---------------    ---------------

Net investment income:
 Reinvested dividend income ...................   $             3    $            --    $            --
 Reinvested capital gains .....................                --                 --                 --
 Administrative expenses ......................                (4)                --                 --
                                                  ---------------    ---------------    ---------------
  Net investment income (loss)
   and capital gains ..........................                (1)                --                 --
                                                  ---------------    ---------------    ---------------

Realized and unrealized gains (losses):
 Net realized gains (losses) on redemptions
  of fund shares ..............................                (1)                --                 --
 Increase (decrease) in unrealized appreciation
  of investments ..............................              (272)                --                 --
                                                  ---------------    ---------------    ---------------
   Net realized and unrealized gains (losses) .              (273)                --                 --
                                                  ---------------    ---------------    ---------------
   Additions (reductions) from operations .....              (274)                --                 --
                                                  ---------------    ---------------    ---------------

Policy Owners' transactions:
 Net premium payments .........................               528                 --                 --
 Transfers between funds and/or fixed account .             1,431                 --                 --
 Policy loans .................................                (2)                --                 --
 Loan collateral interest crediting ...........                --                 --                 --
 Surrenders ...................................                (1)                --                 --
 Death benefits ...............................                --                 --                 --
 Cost of insurance charges ....................               (35)                --                 --
 Death benefit guarantee charges ..............               (32)                --                 --
 Monthly expense charges ......................                (4)                --                 --
                                                  ---------------    ---------------    ---------------
   Additions (reductions) for policy
    owners' transactions ......................             1,885                 --                 --
                                                  ---------------    ---------------    ---------------
   Net additions (reductions) for the year ....             1,611                 --                 --

Policy Owners' Equity, beginning of the year ..                --                 --                 --
                                                  ---------------    ---------------    ---------------
Policy Owners' Equity, end of the year ........   $         1,611    $            --    $            --
                                                  ===============    ===============    ===============

Units Outstanding, beginning of the year ......                --                 --                 --
Units Outstanding, end of the year ............       180,021.854                 --                 --

Net Asset Value per Unit:
   Select*Life I ..............................   $            --    $            --    $            --
   Select*Life Series 2000 ....................   $      8.938223    $            --    $            --

[WIDE TABLE CONTINUED FROM ABOVE]

                                                              Pilgrim Variable Products Trust
                                                                  Growth + Value Portfolio
                                                  -----------------------------------------------------
                                                        2000               1999               1998
                                                  ---------------    ---------------    ---------------

Net investment income:
 Reinvested dividend income ...................   $            --    $            --    $            --
 Reinvested capital gains .....................             2,816              1,025                 14
 Administrative expenses ......................              (115)               (25)                (8)
                                                  ---------------    ---------------    ---------------
  Net investment income (loss)
   and capital gains ..........................             2,701              1,000                  6
                                                  ---------------    ---------------    ---------------

Realized and unrealized gains (losses):
 Net realized gains (losses) on redemptions
  of fund shares ..............................              (218)               586                 --
 Increase (decrease) in unrealized appreciation
  of investments ..............................            (6,511)               655                277
                                                  ---------------    ---------------    ---------------
   Net realized and unrealized gains (losses) .            (6,729)             1,241                277
                                                  ---------------    ---------------    ---------------
   Additions (reductions) from operations .....            (4,028)             2,241                283
                                                  ---------------    ---------------    ---------------

Policy Owners' transactions:
 Net premium payments .........................             5,190              1,278              1,061
 Transfers between funds and/or fixed account .            11,000              1,675                 59
 Policy loans .................................              (248)               (20)                 4
 Loan collateral interest crediting ...........                10                  1                 --
 Surrenders ...................................              (113)               (23)                (4)
 Death benefits ...............................               (46)                --                (94)
 Cost of insurance charges ....................              (614)              (178)              (115)
 Death benefit guarantee charges ..............               (52)                (9)                (3)
 Monthly expense charges ......................              (325)               (34)               (11)
                                                  ---------------    ---------------    ---------------
   Additions (reductions) for policy
    owners' transactions ......................            14,802              2,690                897
                                                  ---------------    ---------------    ---------------
   Net additions (reductions) for the year ....            10,774              4,931              1,180

Policy Owners' Equity, beginning of the year ..             6,776              1,845                665
                                                  ---------------    ---------------    ---------------
Policy Owners' Equity, end of the year ........   $        17,550    $         6,776    $         1,845
                                                  ===============    ===============    ===============

Units Outstanding, beginning of the year ......       286,240.204        151,938.013         65,399.595
Units Outstanding, end of the year ............       822,989.711        286,240.204        151,938.013

Net Asset Value per Unit:
   Select*Life I ..............................   $     20.812107    $     23.255009    $     12.022926
   Select*Life Series 2000 ....................   $     21.386715    $     23.706151    $     12.158465

    The accompanying notes are an integral part of the financial statements.

                                       67

                     RELIASTAR SELECT*LIFE VARIABLE ACCOUNT
                          STATEMENTS OF OPERATIONS AND
                   CHANGES IN POLICYOWNERS' EQUITY, Continued
              For the years ended December 31, 2000, 1999 and 1998
                     (In Thousands, Except Value Per Unit)

                                                              Pilgrim Variable Products Trust
                                                                 High Yield Bond Portfolio
                                                  -----------------------------------------------------
                                                        2000               1999               1998
                                                  ---------------    ---------------    ---------------

Net investment income:
 Reinvested dividend income ...................   $            84    $            61    $            24
 Reinvested capital gains .....................                --                 --                  1
 Administrative expenses ......................                (7)                (6)                (2)
                                                  ---------------    ---------------    ---------------
  Net investment income (loss)
   and capital gains ..........................                77                 55                 23
                                                  ---------------    ---------------    ---------------

Realized and unrealized gains (losses):
 Net realized gains (losses) on redemptions
  of fund shares ..............................               (34)                (4)               (43)
 Increase (decrease) in unrealized appreciation
  of investments ..............................              (158)               (82)                11
                                                  ---------------    ---------------    ---------------
   Net realized and unrealized gains (losses) .              (192)               (86)               (32)
                                                  ---------------    ---------------    ---------------
   Additions (reductions) from operations .....              (115)               (31)                (9)
                                                  ---------------    ---------------    ---------------

Policy Owners' transactions:
 Net premium payments .........................               356                325                482
 Transfers between funds and/or fixed account .               (19)                 7                 35
 Policy loans .................................                --                 (3)                 2
 Loan collateral interest crediting ...........                --                 --                 --
 Surrenders ...................................                (9)                (2)                (1)
 Death benefits ...............................                (3)                --                 (5)
 Cost of insurance charges ....................               (54)               (52)               (28)
 Death benefit guarantee charges ..............                (3)                (2)                (1)
 Monthly expense charges ......................               (18)                (8)                (3)
                                                  ---------------    ---------------    ---------------
   Additions (reductions) for policy
    owners' transactions ......................               250                265                481
                                                  ---------------    ---------------    ---------------
   Net additions (reductions) for the year ....               135                234                472

Policy Owners' Equity, beginning of the year ..               763                529                 57
                                                  ---------------    ---------------    ---------------
Policy Owners' Equity, end of the year ........   $           898    $           763    $           529
                                                  ===============    ===============    ===============

Units Outstanding, beginning of the year ......        75,420.881         50,566.068          5,488.146
Units Outstanding, end of the year ............       100,389.496         75,420.881         50,566.068

Net Asset Value per Unit:
   Select*Life I ..............................   $      8.710944    $      9.937790    $     10.351379
   Select*Life Series 2000 ....................   $      8.951649    $     10.130924    $     10.468149

[WIDE TABLE CONTINUED FROM ABOVE]

                                                            Pilgrim Variable Products Trust
                                                             International Value Portfolio
                                                  -----------------------------------------------------
                                                        2000               1999              1998
                                                  ---------------    ---------------    ---------------

Net investment income:
 Reinvested dividend income ...................   $            97    $            45    $            21
 Reinvested capital gains .....................             1,020                352                 68
 Administrative expenses ......................               (39)               (22)                (7)
                                                  ---------------    ---------------    ---------------
  Net investment income (loss)
   and capital gains ..........................             1,078                375                 82
                                                  ---------------    ---------------    ---------------

Realized and unrealized gains (losses):
 Net realized gains (losses) on redemptions
  of fund shares ..............................               122                497                 47
 Increase (decrease) in unrealized appreciation
  of investments ..............................              (883)               344                 33
                                                  ---------------    ---------------    ---------------
   Net realized and unrealized gains (losses) .              (761)               841                 80
                                                  ---------------    ---------------    ---------------
   Additions (reductions) from operations .....               317              1,216                162
                                                  ---------------    ---------------    ---------------

Policy Owners' transactions:
 Net premium payments .........................             1,589              1,001                975
 Transfers between funds and/or fixed account .               700                229                218
 Policy loans .................................               (36)               (16)                (4)
 Loan collateral interest crediting ...........                 5                  3                  2
 Surrenders ...................................               (50)               (23)                (9)
 Death benefits ...............................               (15)               (13)                --
 Cost of insurance charges ....................              (211)              (153)               (96)
 Death benefit guarantee charges ..............               (11)                (6)                (3)
 Monthly expense charges ......................              (112)               (27)               (11)
                                                  ---------------    ---------------    ---------------
   Additions (reductions) for policy
    owners' transactions ......................             1,859                995              1,072
                                                  ---------------    ---------------    ---------------
   Net additions (reductions) for the year ....             2,176              2,211              1,234

Policy Owners' Equity, beginning of the year ..             3,837              1,626                392
                                                  ---------------    ---------------    ---------------
Policy Owners' Equity, end of the year ........   $         6,013    $         3,837    $         1,626
                                                  ===============    ===============    ===============

Units Outstanding, beginning of the year ......       216,064.849        137,264.427         38,707.007
Units Outstanding, end of the year ............       328,445.338        216,064.849        137,264.427

Net Asset Value per Unit:
   Select*Life I ..............................   $     17.859703    $     17.448357    $     11.712172
   Select*Life Series 2000 ....................   $     18.352810    $     17.787065    $     11.844211

[WIDE TABLE CONTINUED FROM ABOVE]

                                                           Pilgrim Variable Products Trust
                                                                  MagnaCap Portfolio
                                                  -----------------------------------------------------
                                                        2000               1999              1998
                                                  ---------------    ---------------    ---------------

Net investment income:
 Reinvested dividend income ...................   $            --    $            --    $            --
 Reinvested capital gains .....................                --                 --                 --
 Administrative expenses ......................                --                 --                 --
                                                  ---------------    ---------------    ---------------
  Net investment income (loss)
   and capital gains ..........................                --                 --                 --
                                                  ---------------    ---------------    ---------------

Realized and unrealized gains (losses):
 Net realized gains (losses) on redemptions
  of fund shares ..............................                --                 --                 --
 Increase (decrease) in unrealized appreciation
  of investments ..............................                (1)                --                 --
                                                  ---------------    ---------------    ---------------
   Net realized and unrealized gains (losses) .                (1)                --                 --
                                                  ---------------    ---------------    ---------------
   Additions (reductions) from operations .....                (1)                --                 --
                                                  ---------------    ---------------    ---------------

Policy Owners' transactions:
 Net premium payments .........................                36                 --                 --
 Transfers between funds and/or fixed account .               108                 --                 --
 Policy loans .................................                --                 --                 --
 Loan collateral interest crediting ...........                --                 --                 --
 Surrenders ...................................                --                 --                 --
 Death benefits ...............................                --                 --                 --
 Cost of insurance charges ....................                (2)                --                 --
 Death benefit guarantee charges ..............                (5)                --                 --
 Monthly expense charges ......................                (1)                --                 --
                                                  ---------------    ---------------    ---------------
   Additions (reductions) for policy
    owners' transactions ......................               136                 --                 --
                                                  ---------------    ---------------    ---------------
   Net additions (reductions) for the year ....               135                 --                 --

Policy Owners' Equity, beginning of the year ..                --                 --                 --
                                                  ---------------    ---------------    ---------------
Policy Owners' Equity, end of the year ........   $           135    $            --    $            --
                                                  ===============    ===============    ===============

Units Outstanding, beginning of the year ......                --                 --                 --
Units Outstanding, end of the year ............        13,093.122                 --                 --

Net Asset Value per Unit:
   Select*Life I ..............................   $            --    $            --    $            --
   Select*Life Series 2000 ....................   $     10.160952    $            --    $            --

[WIDE TABLE CONTINUED FROM ABOVE]

                                                             Pilgrim Variable Products Trust
                                                              MidCap Opportunities Portfolio
                                                  -----------------------------------------------------
                                                        2000               1999               1998
                                                  ---------------    ---------------    ---------------

Net investment income:
 Reinvested dividend income ...................   $            --    $            --    $            --
 Reinvested capital gains .....................                --                 --                 --
 Administrative expenses ......................                (1)                --                 --
                                                  ---------------    ---------------    ---------------
  Net investment income (loss)
   and capital gains ..........................                (1)                --                 --
                                                  ---------------    ---------------    ---------------

Realized and unrealized gains (losses):
 Net realized gains (losses) on redemptions
  of fund shares ..............................                (6)                --                 --
 Increase (decrease) in unrealized appreciation
  of investments ..............................               (27)                --                 --
                                                  ---------------    ---------------    ---------------
   Net realized and unrealized gains (losses) .               (33)                --                 --
                                                  ---------------    ---------------    ---------------
   Additions (reductions) from operations .....               (34)                --                 --
                                                  ---------------    ---------------    ---------------

Policy Owners' transactions:
 Net premium payments .........................               133                 --                 --
 Transfers between funds and/or fixed account .               331                 --                 --
 Policy loans .................................                 5                 --                 --
 Loan collateral interest crediting ...........                --                 --                 --
 Surrenders ...................................                --                 --                 --
 Death benefits ...............................                --                 --                 --
 Cost of insurance charges ....................                (8)                --                 --
 Death benefit guarantee charges ..............                (9)                --                 --
 Monthly expense charges ......................                (1)                --                 --
                                                  ---------------    ---------------    ---------------
   Additions (reductions) for policy
    owners' transactions ......................               451                 --                 --
                                                  ---------------    ---------------    ---------------
   Net additions (reductions) for the year ....               417                 --                 --

Policy Owners' Equity, beginning of the year ..                --                 --                 --
                                                  ---------------    ---------------    ---------------
Policy Owners' Equity, end of the year ........   $           417    $            --    $            --
                                                  ===============    ===============    ===============

Units Outstanding, beginning of the year ......                --                 --                 --
Units Outstanding, end of the year ............        46,053.897                 --                 --

Net Asset Value per Unit:
   Select*Life I ..............................   $            --    $            --    $            --
   Select*Life Series 2000 ....................   $      9.062225    $            --    $            --

    The accompanying notes are an integral part of the financial statements.

                                       68

                     RELIASTAR SELECT*LIFE VARIABLE ACCOUNT
                          STATEMENTS OF OPERATIONS AND
                   CHANGES IN POLICYOWNERS' EQUITY, Continued
              For the years ended December 31, 2000, 1999 and 1998
                      (In Thousands, Except Value Per Unit)

                                                             Pilgrim Variable Products Trust
                                                            Research Enhanced Index Portfolio
                                                  -----------------------------------------------------
                                                        2000               1999              1998
                                                  ---------------    ---------------    ---------------

Net investment income:
 Reinvested dividend income ...................   $             9    $            36    $            77
 Reinvested capital gains .....................                --                 --                 --
 Administrative expenses ......................               (17)               (15)                (7)
                                                  ---------------    ---------------    ---------------
  Net investment income (loss)
   and capital gains ..........................                (8)                21                 70
                                                  ---------------    ---------------    ---------------

Realized and unrealized gains (losses):
 Net realized gains (losses) on redemptions
  of fund shares ..............................               (64)               (25)               (16)
 Increase (decrease) in unrealized appreciation
  of investments ..............................              (260)               115                (56)
                                                  ---------------    ---------------    ---------------
   Net realized and unrealized gains (losses) .              (324)                90                (72)
                                                  ---------------    ---------------    ---------------
   Additions (reductions) from operations .....              (332)               111                 (2)
                                                  ---------------    ---------------    ---------------

Policy Owners' transactions:
 Net premium payments .........................               717                633                866
 Transfers between funds and/or fixed account .                54                 (9)                58
 Policy loans .................................               (22)               (18)                (5)
 Loan collateral interest crediting ...........                 2                  1                 --
 Surrenders ...................................               (17)               (17)               (13)
 Death benefits ...............................                --                 (4)                --
 Cost of insurance charges ....................              (127)              (115)               (86)
 Death benefit guarantee charges ..............               (33)               (10)                (3)
 Monthly expense charges ......................               (11)               (14)               (12)
                                                  ---------------    ---------------    ---------------
   Additions (reductions) for policy
    owners' transactions ......................               563                447                805
                                                  ---------------    ---------------    ---------------
   Net additions (reductions) for the year ....               231                558                803

Policy Owners' Equity, beginning of the year ..             1,950              1,392                589
                                                  ---------------    ---------------    ---------------
Policy Owners' Equity, end of the year ........   $         2,181    $         1,950    $         1,392
                                                  ===============    ===============    ===============

Units Outstanding, beginning of the year ......       128,528.216         96,571.672         41,273.079
Units Outstanding, end of the year ............       162,927.097        128,528.216         96,571.672

Net Asset Value per Unit:
   Select*Life I ..............................   $      9.475103    $     10.808243    $     10.296187
   Select*Life Series 2000 ....................   $     13.519441    $     15.298625    $     14.457253

[WIDE TABLE CONTINUED FROM ABOVE]

                                                            Pilgrim Variable Products Trust
                                                            SmallCap Opportunities Portfolio
                                                  -----------------------------------------------------
                                                        2000               1999              1998
                                                  ---------------    ---------------    ---------------

Net investment income:
 Reinvested dividend income ...................   $            --    $            --    $            58
 Reinvested capital gains .....................             2,681              1,382                107
 Administrative expenses ......................              (188)               (40)               (11)
                                                  ---------------    ---------------    ---------------
  Net investment income (loss)
   and capital gains ..........................             2,493              1,342                154
                                                  ---------------    ---------------    ---------------

Realized and unrealized gains (losses):
 Net realized gains (losses) on redemptions
  of fund shares ..............................               425                473                 10
 Increase (decrease) in unrealized appreciation
  of investments ..............................            (4,345)             2,990                181
                                                  ---------------    ---------------    ---------------
   Net realized and unrealized gains (losses) .            (3,920)             3,463                191
                                                  ---------------    ---------------    ---------------
   Additions (reductions) from operations .....            (1,427)             4,805                345
                                                  ---------------    ---------------    ---------------

Policy Owners' transactions:
 Net premium payments .........................             6,757              1,278                990
 Transfers between funds and/or fixed account .            14,176              2,248                 (2)
 Policy loans .................................              (205)               (95)               (13)
 Loan collateral interest crediting ...........                 6                  1                 --
 Surrenders ...................................              (374)               (64)               (27)
 Death benefits ...............................                (2)                (5)                --
 Cost of insurance charges ....................              (977)              (255)              (179)
 Death benefit guarantee charges ..............              (389)               (17)                (1)
 Monthly expense charges ......................              (109)               (40)               (30)
                                                  ---------------    ---------------    ---------------
   Additions (reductions) for policy
    owners' transactions ......................            18,883              3,051                738
                                                  ---------------    ---------------    ---------------
   Net additions (reductions) for the year ....            17,456              7,856              1,083

Policy Owners' Equity, beginning of the year ..            10,380              2,524              1,441
                                                  ---------------    ---------------    ---------------
Policy Owners' Equity, end of the year ........   $        27,836    $        10,380    $         2,524
                                                  ===============    ===============    ===============

Units Outstanding, beginning of the year ......       237,818.778        134,480.431         90,105.753
Units Outstanding, end of the year ............       633,723.874        237,818.778        134,480.431

Net Asset Value per Unit:
   Select*Life I ..............................   $     28.971770    $     28.891610    $     12.082938
   Select*Life Series 2000 ....................   $     45.831683    $     45.340005    $     18.810805

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                 OCC Accumulation Trust
                                                                    Equity Portfolio
                                                  -----------------------------------------------------
                                                        2000               1999               1998
                                                  ---------------    ---------------    ---------------

Net investment income:
 Reinvested dividend income ...................   $            15    $            13    $             3
 Reinvested capital gains .....................               193                 59                 12
 Administrative expenses ......................               (16)               (14)                (5)
                                                  ---------------    ---------------    ---------------
  Net investment income (loss)
   and capital gains ..........................               192                 58                 10
                                                  ---------------    ---------------    ---------------

Realized and unrealized gains (losses):
 Net realized gains (losses) on redemptions
  of fund shares ..............................               (46)                19                  6
 Increase (decrease) in unrealized appreciation
  of investments ..............................                91                (54)                46
                                                  ---------------    ---------------    ---------------
   Net realized and unrealized gains (losses) .                45                (35)                52
                                                  ---------------    ---------------    ---------------
   Additions (reductions) from operations .....               237                 23                 62
                                                  ---------------    ---------------    ---------------

Policy Owners' transactions:
 Net premium payments .........................               647                747                822
 Transfers between funds and/or fixed account .                80               (131)               297
 Policy loans .................................               (15)                (4)                 1
 Loan collateral interest crediting ...........                --                 --                 --
 Surrenders ...................................               (52)               (12)               (10)
 Death benefits ...............................                --                 (3)                --
 Cost of insurance charges ....................              (105)              (112)               (59)
 Death benefit guarantee charges ..............                (6)                (5)                (1)
 Monthly expense charges ......................               (46)               (20)                (9)
                                                  ---------------    ---------------    ---------------
   Additions (reductions) for policy
    owners' transactions ......................               503                460              1,041
                                                  ---------------    ---------------    ---------------
   Net additions (reductions) for the year ....               740                483              1,103

Policy Owners' Equity, beginning of the year ..             1,794              1,311                208
                                                  ---------------    ---------------    ---------------
Policy Owners' Equity, end of the year ........   $         2,534    $         1,794    $         1,311
                                                  ===============    ===============    ===============

Units Outstanding, beginning of the year ......       146,392.070        109,118.612         19,312.138
Units Outstanding, end of the year ............       187,942.886        146,392.070        109,118.612

Net Asset Value per Unit:
   Select*Life I ..............................   $     13.193209    $     12.099718    $     11.895001
   Select*Life Series 2000 ....................   $     13.557536    $     12.334780    $     12.029100

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                OCC Accumulation Trust
                                                                Global Equity Portfolio
                                                  -----------------------------------------------------
                                                        2000               1999              1998
                                                  ---------------    ---------------    ---------------

Net investment income:
 Reinvested dividend income ...................   $            12    $            16    $             8
 Reinvested capital gains .....................               141                166                 28
 Administrative expenses ......................               (11)                (9)                (4)
                                                  ---------------    ---------------    ---------------
  Net investment income (loss)
   and capital gains ..........................               142                173                 32
                                                  ---------------    ---------------    ---------------

Realized and unrealized gains (losses):
 Net realized gains (losses) on redemptions
  of fund shares ..............................                --                108                 (5)
 Increase (decrease) in unrealized appreciation
  of investments ..............................               (55)               (43)                22
                                                  ---------------    ---------------    ---------------
   Net realized and unrealized gains (losses) .               (55)                65                 17
                                                  ---------------    ---------------    ---------------
   Additions (reductions) from operations .....                87                238                 49
                                                  ---------------    ---------------    ---------------

Policy Owners' transactions:
 Net premium payments .........................               390                296                348
 Transfers between funds and/or fixed account .              (132)                43                 86
 Policy loans .................................               (13)               (10)                (2)
 Loan collateral interest crediting ...........                 1                 --                 --
 Surrenders ...................................               (26)               (15)                (7)
 Death benefits ...............................                --                (15)                --
 Cost of insurance charges ....................               (57)               (55)               (39)
 Death benefit guarantee charges ..............                (2)                (2)                (1)
 Monthly expense charges ......................               (23)               (10)                (5)
                                                  ---------------    ---------------    ---------------
   Additions (reductions) for policy
    owners' transactions ......................               138                232                380
                                                  ---------------    ---------------    ---------------
   Net additions (reductions) for the year ....               225                470                429

Policy Owners' Equity, beginning of the year ..             1,201                731                302
                                                  ---------------    ---------------    ---------------
Policy Owners' Equity, end of the year ........   $         1,426    $         1,201    $           731
                                                  ===============    ===============    ===============

Units Outstanding, beginning of the year ......        88,327.523         67,997.586         31,784.854
Units Outstanding, end of the year ............       100,164.451         88,327.523         67,997.586

Net Asset Value per Unit:
   Select*Life I ..............................   $     13.900774    $     13.383356    $     10.662721
   Select*Life Series 2000 ....................   $     14.284659    $     13.643299    $     10.782965

    The accompanying notes are an integral part of the financial statements.

                                       69

                     RELIASTAR SELECT*LIFE VARIABLE ACCOUNT
                          STATEMENTS OF OPERATIONS AND
                   CHANGES IN POLICYOWNERS' EQUITY, Continued
              For the years ended December 31, 2000, 1999 and 1998
                      (In Thousands, Except Value Per Unit)

                                                                   OCC Accumulation Trust
                                                                    Managed Portfolio
                                                  -----------------------------------------------------
                                                        2000               1999               1998
                                                  ---------------    ---------------    ---------------

Net investment income:
 Reinvested dividend income ...................   $            71    $            84    $            17
 Reinvested capital gains .....................               394                188                 56
 Administrative expenses ......................               (44)               (48)               (24)
                                                  ---------------    ---------------    ---------------
  Net investment income (loss)
   and capital gains ..........................               421                224                 49
                                                  ---------------    ---------------    ---------------

Realized and unrealized gains (losses):
 Net realized gains (losses) on redemptions
  of fund shares ..............................              (189)               (23)                 2
 Increase (decrease) in unrealized appreciation
  of investments ..............................               230                 26                 74
                                                  ---------------    ---------------    ---------------
   Net realized and unrealized gains (losses) .                41                  3                 76
                                                  ---------------    ---------------    ---------------
   Additions (reductions) from operations .....               462                227                125
                                                  ---------------    ---------------    ---------------

Policy Owners' transactions:
 Net premium payments .........................             1,450              2,406              3,191
 Transfers between funds and/or fixed account .              (622)            (2,222)             1,487
 Policy loans .................................               (55)               (15)                (1)
 Loan collateral interest crediting ...........                 5                  2                 --
 Surrenders ...................................              (120)               (84)               (17)
 Death benefits ...............................                (1)               (13)               (76)
 Cost of insurance charges ....................              (311)              (375)              (294)
 Death benefit guarantee charges ..............                (9)                (8)                (4)
 Monthly expense charges ......................               (97)               (58)               (32)
                                                  ---------------    ---------------    ---------------
   Additions (reductions) for policy
    owners' transactions ......................               240               (367)             4,254
                                                  ---------------    ---------------    ---------------
   Net additions (reductions) for the year ....               702               (140)             4,379

Policy Owners' Equity, beginning of the year ..             5,388              5,528              1,149
                                                  ---------------    ---------------    ---------------
Policy Owners' Equity, end of the year ........   $         6,090    $         5,388    $         5,528
                                                  ===============    ===============    ===============

Units Outstanding, beginning of the year ......       471,347.494        507,204.969        112,854.997
Units Outstanding, end of the year ............       485,838.805        471,347.494        507,204.969

Net Asset Value per Unit:
   Select*Life I ..............................   $     12.222138    $     11.226640    $     10.778607
   Select*Life Series 2000 ....................   $     12.559713    $     11.444770    $     10.900163

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                  OCC Accumulation Trust
                                                                   Small Cap Portfolio
                                                  -----------------------------------------------------
                                                       2000               1999                1998
                                                  ---------------    ---------------    ---------------

Net investment income:
 Reinvested dividend income ...................   $            22    $            15    $             3
 Reinvested capital gains .....................                --                 --                 33
 Administrative expenses ......................               (36)               (25)               (10)
                                                  ---------------    ---------------    ---------------
  Net investment income (loss)
   and capital gains ..........................               (14)               (10)                26
                                                  ---------------    ---------------    ---------------

Realized and unrealized gains (losses):
 Net realized gains (losses) on redemptions
  of fund shares ..............................               165                (62)               (13)
 Increase (decrease) in unrealized appreciation
  of investments ..............................             1,599                 66               (151)
                                                  ---------------    ---------------    ---------------
   Net realized and unrealized gains (losses) .             1,764                  4               (164)
                                                  ---------------    ---------------    ---------------
   Additions (reductions) from operations .....             1,750                 (6)              (138)
                                                  ---------------    ---------------    ---------------

Policy Owners' transactions:
 Net premium payments .........................             1,416              1,581              1,525
 Transfers between funds and/or fixed account .              (604)               658                340
 Policy loans .................................               (33)               (23)                (4)
 Loan collateral interest crediting ...........                 2                  1                 --
 Surrenders ...................................               (83)               (32)                (6)
 Death benefits ...............................               (20)                (1)                --
 Cost of insurance charges ....................              (246)              (221)              (140)
 Death benefit guarantee charges ..............               (11)                (8)                (3)
 Monthly expense charges ......................              (102)               (38)               (18)
                                                  ---------------    ---------------    ---------------
   Additions (reductions) for policy
    owners' transactions ......................               319              1,917              1,694
                                                  ---------------    ---------------    ---------------
   Net additions (reductions) for the year ....             2,069              1,911              1,556

Policy Owners' Equity, beginning of the year ..             4,125              2,214                658
                                                  ---------------    ---------------    ---------------
Policy Owners' Equity, end of the year ........   $         6,194    $         4,125    $         2,214
                                                  ===============    ===============    ===============

Units Outstanding, beginning of the year ......       450,944.640        237,553.351         64,284.089
Units Outstanding, end of the year ............       470,057.476        450,944.640        237,553.351

Net Asset Value per Unit:
   Select*Life I ..............................   $     12.846356    $      8.981750    $      9.223192
   Select*Life Series 2000 ....................   $     13.201282    $      9.156366    $      9.327299

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                        Putnam VT
                                                                Asia Pacific Growth Fund
                                                                    Class IA Shares
                                                  -----------------------------------------------------
                                                        2000               1999               1998
                                                  ---------------    ---------------    ---------------

Net investment income:
 Reinvested dividend income ...................   $           144    $            --    $           105
 Reinvested capital gains .....................                --                 --                 --
 Administrative expenses ......................               (30)               (29)               (18)
                                                  ---------------    ---------------    ---------------
  Net investment income (loss)
   and capital gains ..........................               114                (29)                87
                                                  ---------------    ---------------    ---------------

Realized and unrealized gains (losses):
 Net realized gains (losses) on redemptions
  of fund shares ..............................                77                 30                 (4)
 Increase (decrease) in unrealized appreciation
  of investments ..............................            (2,129)             2,591               (145)
                                                  ---------------    ---------------    ---------------
   Net realized and unrealized gains (losses) .            (2,052)             2,621               (149)
                                                  ---------------    ---------------    ---------------
   Additions (reductions) from operations .....            (1,938)             2,592                (62)
                                                  ---------------    ---------------    ---------------

Policy Owners' transactions:
 Net premium payments .........................                 3                303              1,150
 Transfers between funds and/or fixed account .              (150)              (810)              (206)
 Policy loans .................................               (56)               (40)               (14)
 Loan collateral interest crediting ...........                --                 --                  1
 Surrenders ...................................               (95)              (106)               (51)
 Death benefits ...............................                --                 --                 (1)
 Cost of insurance charges ....................              (118)              (166)              (183)
 Death benefit guarantee charges ..............                (1)                (3)                (1)
 Monthly expense charges ......................               (18)               (27)               (32)
                                                  ---------------    ---------------    ---------------
   Additions (reductions) for policy
    owners' transactions ......................              (435)              (849)               663
                                                  ---------------    ---------------    ---------------
   Net additions (reductions) for the year ....            (2,373)             1,743                601

Policy Owners' Equity, beginning of the year ..             4,602              2,859              2,258
                                                  ---------------    ---------------    ---------------
Policy Owners' Equity, end of the year ........   $         2,229    $         4,602    $         2,859
                                                  ===============    ===============    ===============

Units Outstanding, beginning of the year ......       246,200.626        317,373.587        236,947.013
Units Outstanding, end of the year ............       213,834.585        246,200.626        317,373.587

Net Asset Value per Unit:
   Select*Life I ..............................   $            --    $            --    $            --
   Select*Life Series 2000 ....................   $     10.413546    $     18.686981    $      9.003039

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                        Putnam VT
                                                                 Diversified Income Fund
                                                                     Class IA Shares
                                                  -----------------------------------------------------
                                                        2000               1999               1998
                                                  ---------------    ---------------    ---------------

Net investment income:
 Reinvested dividend income ...................   $           128    $           163    $            88
 Reinvested capital gains .....................                --                 --                 37
 Administrative expenses ......................               (14)               (18)               (18)
                                                  ---------------    ---------------    ---------------
  Net investment income (loss)
   and capital gains ..........................               114                145                107
                                                  ---------------    ---------------    ---------------

Realized and unrealized gains (losses):
 Net realized gains (losses) on redemptions
  of fund shares ..............................               (46)               (78)                18
 Increase (decrease) in unrealized appreciation
  of investments ..............................               (80)               (49)              (182)
                                                  ---------------    ---------------    ---------------
   Net realized and unrealized gains (losses) .              (126)              (127)              (164)
                                                  ---------------    ---------------    ---------------
   Additions (reductions) from operations .....               (12)                18                (57)
                                                  ---------------    ---------------    ---------------

Policy Owners' transactions:
 Net premium payments .........................                (9)               254                895
 Transfers between funds and/or fixed account .              (165)              (800)               (71)
 Policy loans .................................               (33)               (10)               (10)
 Loan collateral interest crediting ...........                --                 --                  1
 Surrenders ...................................               (49)               (58)               (53)
 Death benefits ...............................                --                 (9)                (1)
 Cost of insurance charges ....................               (64)              (122)              (166)
 Death benefit guarantee charges ..............                (1)                (3)                (1)
 Monthly expense charges ......................                (9)               (16)               (24)
                                                  ---------------    ---------------    ---------------
   Additions (reductions) for policy
    owners' transactions ......................              (330)              (764)               570
                                                  ---------------    ---------------    ---------------
   Net additions (reductions) for the year ....              (342)              (746)               513

Policy Owners' Equity, beginning of the year ..             1,765              2,511              1,998
                                                  ---------------    ---------------    ---------------
Policy Owners' Equity, end of the year ........   $         1,423    $         1,765    $         2,511
                                                  ===============    ===============    ===============

Units Outstanding, beginning of the year ......       132,402.534        191,652.487        150,285.794
Units Outstanding, end of the year ............       106,734.152        132,402.534        191,652.487

Net Asset Value per Unit:
   Select*Life I ..............................   $     13.158926    $     13.253124    $     13.128436
   Select*Life Series 2000 ....................   $     13.351259    $     13.339586    $     13.108403

    The accompanying notes are an integral part of the financial statements.

                                       70

                     RELIASTAR SELECT*LIFE VARIABLE ACCOUNT
                          STATEMENTS OF OPERATIONS AND
                   CHANGES IN POLICYOWNERS' EQUITY, Continued
              For the years ended December 31, 2000, 1999 and 1998
                      (In Thousands, Except Value Per Unit)

                                                                        Putnam VT
                                                                  Growth and Income Fund
                                                                     Class IA Shares
                                                  -----------------------------------------------------
                                                        2000               1999              1998
                                                  ---------------    ---------------    ---------------

Net investment income:
 Reinvested dividend income ...................   $           696    $           492    $           458
 Reinvested capital gains .....................             3,276              2,457              2,991
 Administrative expenses ......................              (333)              (331)              (201)
                                                  ---------------    ---------------    ---------------
  Net investment income (loss)
   and capital gains ..........................             3,639              2,618              3,248
                                                  ---------------    ---------------    ---------------

Realized and unrealized gains (losses):
 Net realized gains (losses) on redemptions
  of fund shares ..............................               573                685                435
 Increase (decrease) in unrealized appreciation
  of investments ..............................            (1,155)            (3,184)               243
                                                  ---------------    ---------------    ---------------
   Net realized and unrealized gains (losses) .              (582)            (2,499)               678
                                                  ---------------    ---------------    ---------------
   Additions (reductions) from operations .....             3,057                119              3,926
                                                  ---------------    ---------------    ---------------

Policy Owners' transactions:
 Net premium payments .........................             7,739              9,574             10,650
 Transfers between funds and/or fixed account .            (1,817)            (1,854)            (1,739)
 Policy loans .................................              (424)              (375)              (145)
 Loan collateral interest crediting ...........                35                 16                 10
 Surrenders ...................................            (1,022)              (812)              (753)
 Death benefits ...............................              (126)               (25)              (129)
 Cost of insurance charges ....................            (1,884)            (2,089)            (2,010)
 Death benefit guarantee charges ..............              (232)               (58)               (14)
 Monthly expense charges ......................              (301)              (340)              (333)
                                                  ---------------    ---------------    ---------------
   Additions (reductions) for policy
    owners' transactions ......................             1,968              4,037              5,537
                                                  ---------------    ---------------    ---------------
   Net additions (reductions) for the year ....             5,025              4,156              9,463

Policy Owners' Equity, beginning of the year ..            37,818             33,662             24,199
                                                  ---------------    ---------------    ---------------
Policy Owners' Equity, end of the year ........   $        42,843    $        37,818    $        33,662
                                                  ===============    ===============    ===============

Units Outstanding, beginning of the year ......     1,559,790.647      1,409,556.585      1,169,049.817
Units Outstanding, end of the year ............     1,634,925.328      1,559,790.647      1,409,556.585

Net Asset Value per Unit:
   Select*Life I ..............................   $     25.404446    $     23.687497    $     23.505531
   Select*Life Series 2000 ....................   $     26.261615    $     24.291674    $     23.912286

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                       Putnam VT
                                                                 New Opportunities Fund
                                                                    Class IA Shares
                                                  -----------------------------------------------------
                                                        2000               1999              1998
                                                  ---------------    ---------------    ---------------

Net investment income:
 Reinvested dividend income ...................   $            --    $            --    $            --
 Reinvested capital gains .....................             4,868                490                353
 Administrative expenses ......................              (555)              (352)              (175)
                                                  ---------------    ---------------    ---------------
  Net investment income (loss)
   and capital gains ..........................             4,313                138                178
                                                  ---------------    ---------------    ---------------

Realized and unrealized gains (losses):
 Net realized gains (losses) on redemptions
  of fund shares ..............................               978              1,400                416
 Increase (decrease) in unrealized appreciation
  of investments ..............................           (23,233)            22,263              5,506
                                                  ---------------    ---------------    ---------------
   Net realized and unrealized gains (losses) .           (22,255)            23,663              5,922
                                                  ---------------    ---------------    ---------------
   Additions (reductions) from operations .....           (17,942)            23,801              6,100
                                                  ---------------    ---------------    ---------------

Policy Owners' transactions:
 Net premium payments .........................            10,644             10,067             11,786
 Transfers between funds and/or fixed account .             3,840             (4,660)            (1,903)
 Policy loans .................................            (1,013)              (408)              (121)
 Loan collateral interest crediting ...........                31                 12                  4
 Surrenders ...................................            (1,520)            (1,076)              (683)
 Death benefits ...............................              (147)               (34)               (44)
 Cost of insurance charges ....................            (2,812)            (2,385)            (2,195)
 Death benefit guarantee charges ..............              (322)               (40)                (5)
 Monthly expense charges ......................              (493)              (442)              (412)
                                                  ---------------    ---------------    ---------------
   Additions (reductions) for policy
    owners' transactions ......................             8,208              1,034              6,427
                                                  ---------------    ---------------    ---------------
   Net additions (reductions) for the year ....            (9,734)            24,835             12,527

Policy Owners' Equity, beginning of the year ..            59,286             34,451             21,924
                                                  ---------------    ---------------    ---------------
Policy Owners' Equity, end of the year ........   $        49,552    $        59,286    $        34,451
                                                  ===============    ===============    ===============

Units Outstanding, beginning of the year ......     1,537,759.325      1,513,397.971      1,197,940.702
Units Outstanding, end of the year ............     1,739,017.365      1,537,759.325      1,513,397.971

Net Asset Value per Unit:
   Select*Life I ..............................   $            --    $            --    $            --
   Select*Life Series 2000 ....................   $     28.492604    $     38.550963    $     22.763799

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                      Putnam VT
                                                            Utilities Growth and Income Fund
                                                                    Class IA Shares
                                                  -----------------------------------------------------
                                                        2000               1999              1998
                                                  ---------------    ---------------    ---------------

Net investment income:
 Reinvested dividend income ...................   $            92    $           106    $            87
 Reinvested capital gains .....................               163                112                149
 Administrative expenses ......................               (25)               (32)               (24)
                                                  ---------------    ---------------    ---------------
  Net investment income (loss)
   and capital gains ..........................               230                186                212
                                                  ---------------    ---------------    ---------------

Realized and unrealized gains (losses):
 Net realized gains (losses) on redemptions
  of fund shares ..............................               100                279                149
 Increase (decrease) in unrealized appreciation
  of investments ..............................               101               (518)               100
                                                  ---------------    ---------------    ---------------
   Net realized and unrealized gains (losses) .               201               (239)               249
                                                  ---------------    ---------------    ---------------
   Additions (reductions) from operations .....               431                (53)               461
                                                  ---------------    ---------------    ---------------

Policy Owners' transactions:
 Net premium payments .........................                (2)               429              1,035
 Transfers between funds and/or fixed account .              (283)              (869)               108
 Policy loans .................................               (54)               (43)               (34)
 Loan collateral interest crediting ...........                --                  1                  2
 Surrenders ...................................               (65)              (130)               (96)
 Death benefits ...............................                (6)               (10)                (4)
 Cost of insurance charges ....................              (134)              (214)              (237)
 Death benefit guarantee charges ..............                (4)                (7)                (3)
 Monthly expense charges ......................               (18)               (33)               (37)
                                                  ---------------    ---------------    ---------------
   Additions (reductions) for policy
    owners' transactions ......................              (566)              (876)               734
                                                  ---------------    ---------------    ---------------
   Net additions (reductions) for the year ....              (135)              (929)             1,195

Policy Owners' Equity, beginning of the year ..             3,037              3,966              2,771
                                                  ---------------    ---------------    ---------------
Policy Owners' Equity, end of the year ........   $         2,902    $         3,037    $         3,966
                                                  ===============    ===============    ===============

Units Outstanding, beginning of the year ......       146,646.122        190,123.952        152,514.030
Units Outstanding, end of the year ............       119,147.539        146,646.122        190,123.952

Net Asset Value per Unit:
   Select*Life I ..............................   $     24.097592    $     20.642919    $     20.947449
   Select*Life Series 2000 ....................   $     24.385990    $     20.723572    $     20.861089

[TABLE CONTINUED FROM ABOVE]

                                                                       Putnam VT
                                                                     Voyager Fund
                                                                    Class IA Shares
                                                  -----------------------------------------------------
                                                        2000               1999              1998
                                                  ---------------    ---------------    ---------------

Net investment income:
 Reinvested dividend income ...................   $            43    $            95    $           144
 Reinvested capital gains .....................            18,112              7,611              3,517
 Administrative expenses ......................            (1,236)              (863)              (470)
                                                  ---------------    ---------------    ---------------
  Net investment income (loss)
   and capital gains ..........................            16,919              6,843              3,191
                                                  ---------------    ---------------    ---------------

Realized and unrealized gains (losses):
 Net realized gains (losses) on redemptions
  of fund shares ..............................             3,667              2,077                915
 Increase (decrease) in unrealized appreciation
  of investments ..............................           (46,020)            41,058             10,198
                                                  ---------------    ---------------    ---------------
   Net realized and unrealized gains (losses) .           (42,353)            43,135             11,113
                                                  ---------------    ---------------    ---------------
   Additions (reductions) from operations .....           (25,434)            49,978             14,304
                                                  ---------------    ---------------    ---------------

Policy Owners' transactions:
 Net premium payments .........................            22,530             22,760             22,816
 Transfers between funds and/or fixed account .               797             (2,189)            (1,602)
 Policy loans .................................            (2,120)            (1,072)              (428)
 Loan collateral interest crediting ...........               100                 47                 27
 Surrenders ...................................            (4,056)            (2,679)            (2,127)
 Death benefits ...............................              (306)               (72)              (170)
 Cost of insurance charges ....................            (6,190)            (5,408)            (4,567)
 Death benefit guarantee charges ..............              (606)              (124)               (27)
 Monthly expense charges ......................            (1,061)              (947)              (839)
                                                  ---------------    ---------------    ---------------
   Additions (reductions) for policy
    owners' transactions ......................             9,088             10,316             13,083
                                                  ---------------    ---------------    ---------------
   Net additions (reductions) for the year ....           (16,346)            60,294             27,387

Policy Owners' Equity, beginning of the year ..           140,948             80,654             53,267
                                                  ---------------    ---------------    ---------------
Policy Owners' Equity, end of the year ........   $       124,602    $       140,948    $        80,654
                                                  ===============    ===============    ===============

Units Outstanding, beginning of the year ......     3,503,220.110      3,169,909.581      2,601,649.957
Units Outstanding, end of the year ............     3,707,075.631      3,503,220.110      3,169,909.581

Net Asset Value per Unit:
   Select*Life I ..............................   $     33.088979    $     39.904396    $     25.423734
   Select*Life Series 2000 ....................   $     33.652215    $     40.259562    $     25.445248

    The accompanying notes are an integral part of the financial statements.

                                       71

                     RELIASTAR SELECT*LIFE VARIABLE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION:
   ReliaStar Select*Life Variable Account (the "Account") is a separate account of ReliaStar Life Insurance Company ("ReliaStar Life"), a wholly-owned subsidiary of ReliaStar Financial Corp. On September 1, 2000, ReliaStar
   Financial Corp. was acquired by ING America Insurance Holdings, Inc., a subsidiary of ING Groep N.V. The Account is registered as a unit investment trust under the Investment Company Act of 1940.

   ReliaStar Select*Life Variable Account consists of Select*Life I and
   Select*Life Series 2000, which incorporates Select*Life II, Select*Life III,
   Variable Estate Design and Flex Design products. Payments received for the policies under these products are allocated to sub-accounts of the Account, each of which is invested in one of the following funds during the year:

   The Alger American Fund              Fidelity's VIP                          Fidelity's VIP II
   -----------------------              --------------                          -----------------

   Growth Portfolio                     Equity-Income Portfolio --              Asset Manager Portfolio -- IC
   Shares Leveraged AllCap Portfolio      IC Shares                             Contrafund Portfolio -- IC Shares
   MidCap Growth Portfolio              Growth Portfolio -- IC Shares           Index 500 Portfolio -- IC Shares
   Small Capitalization Portfolio       High Income Portfolio -- IC Shares      Investment Grade Bond Portfolio --
                                        Money Market Portfolio --                 IC Shares
                                          IC Shares
                                        Overseas Portfolio -- IC Shares

   Janus Aspen Series              Neuberger Berman Advisers Management Trust     OCC Accumulation Trust
   ------------------              ------------------------------------------     ----------------------

   Aggressive Growth Portfolio     AMT Limited Maturity Bond Portfolio            Equity Portfolio
   Growth Portfolio                AMT Partners Portfolio                         Global Equity Portfolio
   International Growth            AMT Socially Responsive Portfolio              Managed Portfolio
    Portfolio                                                                     Small Capitalization Portfolio
   Worldwide Growth Portfolio

   AIM Variable Insurance Funds
   ----------------------------
   AIM V.I. Dent Demographic Trends Fund

   Pilgrim Variable Products Trust           Putnam Variable Trust
   -------------------------------           ---------------------

   VP Growth Opportunities Portfolio         Putnam VT Asia Pacific Growth Fund -- Class IA Shares
   VP Growth + Value Fund Portfolio          Putnam VT Diversified Income Fund -- Class IA Shares
   VP High Yield Bond Portfolio              Putnam VT Growth and Income Fund -- Class IA Shares
   VP International Value Portfolio          Putnam VT New Opportunities Fund -- Class IA Shares
   VP MagnaCap Portfolio                     Putnam VT Utilities Growth and Income Fund -- Class IA Shares
   VP MidCap Opportunities Portfolio         Putnam VT Voyager Fund -- Class IA Shares
   VP Research Enhanced Index Portfolio
   VP SmallCap Opportunities Portfolio

   Fred Alger Management, Inc. is the investment adviser for the four portfolios of The Alger American Fund and is paid fees for its services by The Alger
   American Fund Portfolios. Fidelity Management & Research Company is the
   investment adviser for Fidelity Variable Insurance Products Fund (VIP) and
   Variable Insurance Products Fund II (VIP II) and is paid for its services by the VIP and VIP II Portfolios. Janus Capital Corporation is the investment adviser for the four portfolios of Janus Aspen Series and is paid fees for its services by the Janus Aspen Series Portfolios. Neuberger Berman
   Management, Inc. is the investment manager for the three portfolios of the
   Neuberger Berman Advisers Management Trust and is paid fees for its services by the Neuberger Berman Advisers Management Trust Portfolios. ING Pilgrim
   Advisors, Inc., an affiliate of ReliaStar Life, is the investment adviser for the eight Pilgrim Variable Products Trust Portfolios and is paid fees for its services by the Portfolios. OpCap Advisors is the investment adviser for the four Portfolios of the OCC Accumulation Trust and is paid fees for its services by the OCC Accumulation Trust Funds. Putnam Investment Management,
   Inc. is the investment adviser for Putnam Variable Trust and is paid fees for its services by Putnam Variable Trust. A I M Advisors, Inc. is the investment adviser for the AIM V.I. Dent Demographic Trends Fund and is paid fees for its services by the fund. Further information is contained in the related funds' prospectuses.

   Fidelity VIP II Contrafund Portfolio is a registered trademark of FMMR
   Corporation.

   On July 29, 1998, Northstar Variable Trust Portfolio changed its name to
   Northstar Galaxy Trust Portfolio (GT). Also on July 29, 1998, the Northstar
   Variable Trust Growth Portfolio changed its name to Northstar Galaxy Trust
   Growth + Value Portfolio.

                                       72

                    RELIASTAR SELECT*LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS, CONTINUED

1. ORGANIZATION, CONTINUED:
   On November 9, 1998, Northstar Galaxy Trust Income and Growth Portfolio
   changed its name to Northstar Galaxy Trust Emerging Growth Portfolio.

   On April 8, 1999, shareholders of the Northstar Galaxy Trust Multi-Sector
   Bond Portfolio approved a proposal to modify the investment objective of the
   Portfolio from the objective of seeking to maximize income consistent with the preservation of capital to the objective of seeking capital appreciation.
   Also on April 8, 1999, the name of the Portfolio was changed to Northstar
   Galaxy Trust Research Enhanced Index Portfolio to better reflect the
   Portfolio's investment objective.

   On April 30, 1999, sub-accounts investing in Neuberger Berman Advisers
   Management Trust Socially Responsive Portfolio were made available to
   Select*Life policies.

   On April 30, 1999, Fidelity VIP Overseas Portfolio, Fidelity VIP II Asset
   Manager Portfolio, Putnam VT Asia Pacific Growth Fund, Putnam VT Diversified
   Income Fund and Putnam VT Utilities Growth and Income Fund were closed to new premium and transfers.

   On November 1, 1999, Northstar Investment Management Corporation changed its name to Pilgrim Advisors, Inc. Substantially the same personnel are performing the investment advisory services on behalf of Pilgrim Advisors,
   Inc.

   On April 28, 2000, Pilgrim Advisors, Inc. merged with Pilgrim Investments,
   Inc.

   On May 1, 2000, Northstar Galaxy Trust Portfolio changed its name to Pilgrim
   Variable Products Trust Portfolio (VP). Also on May 1, 2000, the Northstar
   Galaxy Trust Emerging Growth Portfolio and the Northstar Galaxy Trust Growth
   and Value Portfolio changed their names to Pilgrim VP SmallCap Opportunities
   Portfolio and Pilgrim VP Growth + Value Portfolio, respectively. In addition, sub-accounts investing in Pilgrim VP MagnaCap Portfolio, Pilgrim VP Growth
   Opportunities Portfolio, Pilgrim VP MidCap Opportunities Portfolio, Alger
   Leveraged AllCap Portfolio and AIM VI Dent Demographic Trends Fund were made available to purchasers of products held in the ReliaStar Life's Select*Life
   Variable Account.

2. SIGNIFICANT ACCOUNTING POLICIES:
   USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period.
   Actual results could differ from those estimates.

   INVESTMENTS: The market value of investments in the sub-accounts is based on the closing net asset values of the fund shares held at the end of the year.
   Investment transactions are accounted for on the trade date (date the order to purchase or redeem is executed) and dividend income and capital gain distributions are recorded on the ex-dividend date. Net realized gains and losses on redemptions of shares of the funds are determined on the basis of specific identification of fund share costs.

   FEDERAL INCOME TAXES: The operations of the Account are included in the federal income tax return of ReliaStar Life, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC).
   Under the current provisions of the IRC, ReliaStar Life does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. ReliaStar Life will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

3. POLICY CHARGES:
   ReliaStar Life makes certain charges to Policy Owners' Variable Accumulation
   Values in the Account in accordance with the terms of the policies. These charges are set forth in the policies and may include: cost of insurance charge; monthly expense charge; death benefit guarantee charge; optional insurance benefit charges; and surrender charges net of any sales charge refunds.

                                       73

                    RELIASTAR SELECT*LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS, CONTINUED

4. INVESTMENTS:
   For the year ended December 31, 2000, investment activity in the funds was as follows (in thousands):

                                                                         COST OF       PROCEEDS
   INVESTING FUND                                                       PURCHASES     FROM SALES
   --------------                                                     -------------  ------------

   The Alger American Fund:
    Alger American Growth Portfolio ...............................    $   31,400      $ 12,437
    Alger American Leveraged AllCap Portfolio .....................         2,073            31
    Alger American MidCap Growth Portfolio ........................        25,272        17,951
    Alger American Small Capitalization Portfolio .................        38,456        32,443
   AIM Variable Insurance Funds:
    AIM V.I. Dent Demographic Trends Fund .........................         4,514           201
   Fidelity's VIP:
    VIP Equity-Income Portfolio -- IC Shares ......................        72,413        70,920
    VIP Growth Portfolio -- IC Shares .............................        31,140        12,484
    VIP High Income Portfolio -- IC Shares ........................        13,283        13,119
    VIP Money Market Portfolio -- IC Shares .......................       356,585       346,708
    VIP Overseas Portfolio -- IC Shares ...........................         2,920         4,706
   Fidelity's VIP II:
    VIP II Asset Manager Portfolio -- IC Shares ...................         4,065         5,986
    VIP II Contrafund Portfolio -- IC Shares . ....................        32,538        20,218
    VIP II Index 500 Portfolio -- IC Shares .......................        15,725         8,390
    VIP II Investment Grade Bond Portfolio -- IC Shares ...........         7,450         6,374
   Janus Aspen Series:
    Aggressive Growth Portfolio ...................................        51,589        14,740
    Growth Portfolio ..............................................        28,464         4,213
    International Growth Portfolio ................................        83,903        72,693
    Worldwide Growth Portfolio ....................................        66,747        45,453
   Neuberger Berman Advisers Management Trust:
    AMT Limited Maturity Bond Portfolio ...........................         2,502         1,687
    AMT Partners Portfolio ........................................         4,711         3,018
    AMT Socially Responsive Portfolio .............................           189            16
   Pilgrim Variable Products Trust:
    Pilgrim VP Growth Opportunities Portfolio .....................         1,945            62
    Pilgrim VP Growth + Value Portfolio ...........................        21,734         4,219
    Pilgrim VP High Yield Bond Portfolio ..........................           577           250
    Pilgrim VP International Value Portfolio ......................        37,675        34,739
    Pilgrim VP MagnaCap Portfolio .................................           147            12
    Pilgrim VP MidCap Opportunities Portfolio .....................           512            62
    Pilgrim VP Research Enhanced Index Portfolio ..................         2,518         1,963
    Pilgrim VP SmallCap Opportunities Portfolio ...................        35,528        14,123
   OCC Accumulation Trust:
    Equity Portfolio ..............................................         2,103         1,406
    Global Equity Portfolio .......................................        11,760        11,481
    Managed Portfolio .............................................         2,265         1,604
    Small Cap Portfolio ...........................................        22,812        22,506
   Putnam Variable Trust:
    Putnam VT Asia Pacific Growth Fund -- Class IA Shares .........           154           473
    Putnam VT Diversified Income Fund -- Class IA Shares ..........           137           353
    Putnam VT Growth and Income Fund -- Class IA Shares ...........        31,957        26,352
    Putnam VT New Opportunities Fund -- Class IA Shares ...........        22,361         9,857
    Putnam VT Utilities Growth and Income Fund -- Class IA
     Shares .......................................................           282           618
    Putnam VT Voyager Fund -- Class IA Shares .....................        33,724         7,719
                                                                       ----------      --------
    Total .........................................................    $1,104,130      $831,587
                                                                       ==========      ========

                                       74

INDEPENDENT AUDITORS' REPORT

Board of Directors and Shareholder
ReliaStar Life Insurance Company
Minneapolis, Minnesota

We have audited the accompanying statutory basis statement of admitted assets, liabilities, surplus and other funds of ReliaStar Life Insurance Company (the
Company) as of December 31, 2000, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for the year then ended. These statutory basis financial statements are the responsibility of the
Company's management. Our responsibility is to express an opinion on these statutory basis financial statements based on our audit. The statutory basis financial statements of the Company as of December 31, 1999, and the year then ended, were audited by other auditors whose report dated May 12, 2000 expressed an adverse opinion as to their conformity with accounting principles generally accepted in the United States, because the financial statements were presented in accordance with statutory accounting practices prescribed or permitted by the
Minnesota Department of Commerce, and an unqualified opinion as to their conformity with such statutory accounting practices.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory basis financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statutory basis financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statutory basis financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

As described in Note 1 to the statutory basis financial statements, the Company presents its statutory basis financial statements in conformity with accounting practices prescribed or permitted by the Minnesota Department of Commerce, which practices differ from accounting principles generally accepted in the United
States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of the variances are not reasonably determined but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory basis financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of the Company as of December 31,
2000, or the results of its operations, or its cash flows for the year then ended.

However, in our opinion, the 2000 statutory basis financial statements referred to above present fairly, in all material respects, the financial position of the
Company as of December 31, 2000, and the results of its operations, and its cash flows for the year then ended, in conformity with accounting practices prescribed or permitted by the Minnesota Department of Commerce.

/S/ ERNST & YOUNG LLP

Ernst & Young, LLP
Minneapolis, Minnesota
March 21, 2001

                                       75

INDEPENDENT AUDITORS' REPORT

Board of Directors and Shareholder
ReliaStar Life Insurance Company
Minneapolis, Minnesota

We have audited the accompanying statutory basis statement of admitted assets, liabilities, and surplus and other funds of ReliaStar Life Insurance Company
(the Company) as of December 31, 1999, and the related statutory basis statement of operations, changes in capital and surplus, and cash flows for the year then ended. These statutory basis financial statements are the responsibility of the
Company's management. Our responsibility is to express an opinion on these statutory basis financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory basis financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statutory basis financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statutory basis financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

As more fully described in Note 1 to the financial statements, the Company has prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Minnesota, which practices differ from accounting principles generally accepted in the United States of
America (generally accepted accounting principles). The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles are also described in Note 1.

In our opinion, because of the effects of the matters discussed in the preceding paragraph, the determinable financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of the Company as of December 31, 1999, or the results of its operations, or its cash flows for the year then ended.

In our opinion, the statutory basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus and other funds of the Company as of December 31, 1999, and the results of its operations, changes in capital and surplus, and its cash flows for the year then ended, on the basis of accounting described in Note 1.

/S/ DELOITTE & TOUCHE LLP

Deloitte & Touche, LLP
Minneapolis, Minnesota
May 12, 2000

                                       76

                        RELIASTAR LIFE INSURANCE COMPANY
            (A Wholly Owned Subsidiary of ReliaStar Financial Corp.)
                 Statutory Basis Statements of Admitted Assets,
                      Liabilities, Surplus and Other Funds

DECEMBER 31 (IN MILLIONS)                                                 2000            1999
-------------------------------------------------------------------   ----------      ----------

ASSETS
Bonds (Market: 2000, $4,459.1; 1999, $3,868.6) ...................    $  4,463.9      $  3,947.9
Stocks (Cost: 2000, $499.9 ; 1999, $490.7) .......................         783.1           758.1
Mortgage Loans on Real Estate ....................................         574.5           791.2
Real Estate (Less Encumbrances: 2000, $0; 1999, $9.5) ............         107.1           109.4
Policy Loans .....................................................         260.4           250.3
Cash on Hand and on Deposit ......................................          11.1            29.4
Short-Term Investments ...........................................          56.2            76.7
Other Invested Assets ............................................          70.6            41.4
-------------------------------------------------------------------   ----------      ----------
TOTAL CASH AND INVESTED ASSETS ...................................       6,326.9         6,004.4
Reinsurance Recoverable ..........................................          73.1            60.4
Life Insurance Premiums and Annuity Considerations Deferred and
 Uncollected .....................................................         123.3           175.7
Accident and Health Premiums Due and Unpaid ......................         103.6            63.5
Investment Income Due and Accrued ................................          85.2            76.2
Federal Income Tax Receivable ....................................          60.7              --
Other Assets .....................................................         108.2            41.2
From Separate Account Statement ..................................       4,500.9         4,734.5
-------------------------------------------------------------------   ----------      ----------
TOTAL ADMITTED ASSETS ............................................    $ 11,381.9      $ 11,155.9
===================================================================   ==========      ==========
LIABILITIES, SURPLUS AND OTHER FUNDS
Aggregate Reserves for Policies and Contracts ....................    $  4,309.9      $  4,150.4
Accumulations and Deposit Fund Liabilities .......................         493.1           504.6
Policy and Contract Claims .......................................         489.1           296.3
Policyholders' Dividends .........................................          19.7            18.2
Other Policy and Contract Liabilities ............................          64.2            66.7
Commissions Payable ..............................................          73.9            68.6
General Expenses Due or Accrued ..................................          60.1            37.9
Transfers to Separate Accounts Due or Accrued ....................        (294.3)         (258.0)
Taxes, Licenses, and Fees Due or Accrued, Excluding Federal Income
 Taxes ...........................................................           9.5             6.7
Federal Income Taxes Due or Accrued ..............................            --            42.1
Unearned Investment Income .......................................           8.2             7.8
Asset Valuation Reserve ..........................................          66.4            87.1
Other Liabilities ................................................         404.9           241.9
From Separate Account Statement ..................................       4,497.9         4,731.9
-------------------------------------------------------------------   ----------      ----------
TOTAL LIABILITIES ................................................      10,202.6        10,002.2
-------------------------------------------------------------------   ----------      ----------
SURPLUS AND OTHER FUNDS
Common Capital Stock .............................................           2.5             2.5
Preferred Capital Stock ..........................................            .1              .1
Surplus Note .....................................................         100.0           100.0
Gross Paid In and Contributed Surplus ............................         819.8           506.3
Unassigned Surplus ...............................................         257.0           544.9
Less Treasury Stock -- Preferred Stock ...........................           (.1)            (.1)
-------------------------------------------------------------------   ----------      ----------
TOTAL SURPLUS AND OTHER FUNDS ....................................       1,179.3         1,153.7
-------------------------------------------------------------------   ----------      ----------
TOTAL LIABILITIES, SURPLUS AND OTHER FUNDS .......................    $ 11,381.9      $ 11,155.9
===================================================================   ==========      ==========

The accompanying notes are an integral part of the statutory basis financial statements.

                                       77

                        RELIASTAR LIFE INSURANCE COMPANY
            (A Wholly Owned Subsidiary of ReliaStar Financial Corp.)
                    Statutory Basis Statements of Operations

YEAR ENDED DECEMBER 31 (IN MILLIONS)                                                  2000            1999
-------------------------------------------------------------------------------    ---------      ----------

REVENUES
Premiums and Annuity Considerations ..........................................     $ 1,861.3      $  1,751.4
Deposit-Type Funds ...........................................................         700.3           732.9
Considerations for Supplementary Contracts and Dividend Accumulations ........         300.7           286.6
Net Investment Income ........................................................         413.5           478.5
Separate Account Fee Revenue .................................................         113.2            91.2
Other Income .................................................................          53.1            60.2
-------------------------------------------------------------------------------    ---------      ----------
TOTAL REVENUES ...............................................................       3,442.1         3,400.8
-------------------------------------------------------------------------------    ---------      ----------
BENEFITS AND EXPENSES
Death Benefits ...............................................................         680.2           592.4
Annuity Benefits .............................................................          70.3            77.7
Disability and Accident and Health Benefits ..................................         300.8           224.2
Surrender Benefits and Other Fund Withdrawals ................................       1,260.0         1,075.5
Payments on Supplementary Contracts and of Dividend Accumulations ............         321.0           294.4
Change in Reserve for Policies and Contracts .................................         154.7            15.1
Change in Liability for Accumulations and Deposit Funds ......................          (9.9)          (25.0)
Other ........................................................................          12.0            10.8
-------------------------------------------------------------------------------    ---------      ----------
Total Benefits ...............................................................       2,789.1         2,265.1
Commissions ..................................................................         283.2           255.9
General Insurance Expenses ...................................................         240.9           154.0
Insurance Taxes, Licenses and Fees, Excluding Federal Income Taxes ...........          34.1            28.5
Other ........................................................................          26.4             3.4
Net Transfers to Separate Accounts ...........................................         302.0           406.8
-------------------------------------------------------------------------------    ---------      ----------
TOTAL BENEFITS AND EXPENSES ..................................................       3,675.7         3,113.7
-------------------------------------------------------------------------------    ---------      ----------
Net Gain (Loss) from Operations before Dividends to Policyholders and
 Federal Income Taxes ........................................................        (233.6)          287.1
Dividends to Policyholders ...................................................          24.7            23.0
-------------------------------------------------------------------------------    ---------      ----------
Net Gain (Loss) from Operations before Federal Income Taxes ..................        (258.3)          264.1
Federal Income Taxes (Excluding Taxes on Capital Gains and Losses) ...........         (59.4)           55.7
-------------------------------------------------------------------------------    ---------      ----------
Net Gain (Loss) from Operations before Realized Capital Gains and Losses .....        (198.9)          208.4
Net Realized Capital Losses, Net of Tax ......................................         (44.1)          (16.5)
-------------------------------------------------------------------------------    ---------      ----------
NET INCOME (LOSS) ............................................................    $   (243.0)     $    191.9
===============================================================================   ==========      ==========

The accompanying notes are an integral part of the statutory basis financial statements.

                                       78

                        RELIASTAR LIFE INSURANCE COMPANY
            (A Wholly Owned Subsidiary of ReliaStar Financial Corp.)
          Statutory Basis Statements of Changes in Capital and Surplus

YEAR ENDED DECEMBER 31 (IN MILLIONS)                                           2000            1999
-------------------------------------------------------------------------   ----------      ----------

CAPITAL AND SURPLUS, BEGINNING OF YEAR .................................    $  1,153.7      $  1,063.4
Net Income (Loss) ......................................................        (243.0)          191.9
Dividends to Parent ....................................................         (61.1)          (82.0)
Change in Net Unrealized Capital Gains and Losses ......................          22.9           (15.9)
Change in Non-Admitted Assets and Related Items ........................           (.8)           (4.8)
Change in Liability for Reinsurance in Unauthorized Companies ..........         (25.0)           (4.0)
Change in Reserve on Account of Change in Valuation Basis ..............          (2.6)           (3.5)
Change in Asset Valuation Reserve ......................................          20.7             7.2
Capital Contribution from Parent .......................................         313.5              --
Other Changes in Capital and Surplus, Net ..............................           1.0             1.4
-------------------------------------------------------------------------   ----------      ----------
CAPITAL AND SURPLUS, END OF YEAR .......................................    $  1,179.3      $  1,153.7
=========================================================================   ==========      ==========

The accompanying notes are an integral part of the statutory basis financial statements.

                                       79

                        RELIASTAR LIFE INSURANCE COMPANY
            (A Wholly Owned Subsidiary of ReliaStar Financial Corp.)
                    Statutory Basis Statements of Cash Flows

YEAR ENDED DECEMBER 31 (IN MILLIONS)                                          2000            1999
-----------------------------------------------------------------------   ----------      ----------

CASH FROM OPERATIONS
Premiums and Annuity Considerations ..................................    $  1,882.4      $  1,740.4
Deposit-Type Funds ...................................................         700.3           732.9
Considerations for Supplementary Contracts and Dividends Accumulations         300.7           286.6
Commission and Expense Allowances on Reinsurance Ceded ...............          51.7            43.5
Net Investment Income ................................................         408.0           480.2
Fees from Separate Accounts ..........................................         116.1            89.4
Other Income .........................................................           7.8             9.8
Life and Accident and Health Claims ..................................        (796.0)         (802.4)
Surrender Benefits and Other Fund Withdrawals ........................      (1,260.0)       (1,075.5)
Other Benefits to Policyholders ......................................        (411.1)         (381.6)
Commissions, Other Expenses and Taxes ................................        (530.7)         (437.6)
Net Transfers to Separate Accounts ...................................        (341.3)         (476.3)
Dividends to Policyholders ...........................................         (23.2)          (22.9)
Federal Income Taxes .................................................         (43.0)          (32.8)
-----------------------------------------------------------------------   ----------      ----------
Net Cash From Operations .............................................          61.7           153.7
-----------------------------------------------------------------------   ----------      ----------
CASH FROM INVESTMENTS
Proceeds from Investments Sold, Matured or Repaid

 Bonds ...............................................................       1,511.9           857.3
 Stocks ..............................................................       1,051.4           559.5
 Mortgage Loans ......................................................         265.3           159.5
 Real Estate .........................................................          10.7            44.5
 Other Invested Assets ...............................................          14.4             9.9
 Miscellaneous Proceeds ..............................................           (.3)            6.2
Taxes on Capital Gains and Losses ....................................           9.2            (3.5)
-----------------------------------------------------------------------   ----------      ----------
   Total Investment Proceeds .........................................       2,862.6         1,633.4
-----------------------------------------------------------------------   ----------      ----------
Cost of Investments Acquired

 Bonds ...............................................................      (2,066.8)         (796.1)
 Stocks ..............................................................      (1,063.3)         (645.4)
 Mortgage Loans ......................................................         (57.1)         (176.7)
 Real Estate .........................................................         (13.0)           (9.8)
 Other Invested Assets ...............................................         (28.4)           (7.7)
 Miscellaneous Applications ..........................................         (18.8)           (2.4)
-----------------------------------------------------------------------   ----------      ----------
   Total Investments Acquired ........................................      (3,247.4)       (1,638.1)
-----------------------------------------------------------------------   ----------      ----------
Net Change in Policy Loans and Premium Notes .........................         (10.1)           (5.5)
-----------------------------------------------------------------------   ----------      ----------
Net Cash From Investments ............................................        (394.9)          (10.2)
-----------------------------------------------------------------------   ----------      ----------
CASH FROM FINANCING AND MISCELLANEOUS SOURCES
Dividends to Parent ..................................................         (61.1)          (82.0)
Capital Contribution from Parent .....................................         313.5              --
Other Sources (Applications), Net ....................................          42.0           (13.4)
-----------------------------------------------------------------------   ----------      ----------
Net Cash from Financing and Miscellaneous Sources ....................         294.4           (95.4)
-----------------------------------------------------------------------   ----------      ----------
Net Change in Cash and Short-Term Investments ........................         (38.8)           48.1
Cash and Short-Term Investments at Beginning of Year .................         106.1            58.0
-----------------------------------------------------------------------   ----------      ----------
Cash and Short-Term Investments at End of Year .......................    $     67.3      $    106.1
=======================================================================   ==========      ==========

The accompanying notes are an integral part of the statutory basis financial statements.

                                       80

                        RELIASTAR LIFE INSURANCE COMPANY
            (A Wholly Owned Subsidiary of ReliaStar Financial Corp.)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

NOTE 1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS
ReliaStar Life Insurance Company (the Company) is principally engaged in the business of providing individual life insurance and annuities; employee benefit products and services; retirement plans; and life and health reinsurance. The
Company operates primarily in the United States and is authorized to conduct business in all states, except New York.

BASIS OF PRESENTATION The accompanying statutory basis financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the National Association of Insurance Commissioners
(NAIC) and the State of Minnesota. Such statutory insurance accounting practices differ from generally accepted accounting principles. Significant differences include requiring the immediate recognition of acquisition costs; providing only for income taxes currently payable; recording assets considered non-admitted as a direct adjustment of surplus; requiring an asset valuation reserve;
establishing policy reserves for life and annuity products based on statutory mortality and interest rates; valuing bonds based primarily on amortized cost;
for certain securities sold, deferring any realized gain or loss due to changes in interest rates and subsequently amortizing the deferred gain or loss over the remaining life of the security sold; recognizing pension costs as paid;
subsidiaries of the Company are accounted for using the equity method of accounting; and retaining the historical value of assets and liabilities upon a change in ownership. Total Shareholder's equity and net income as of and for the year ended December 31, 1999 based on generally accepted accounting principles was $2,378.6 million and $266.9 million, respectively. These amounts as of and for the year ended December 31, 2000 have not been determined. The amounts in these financial statements pertain to the entire business of the Company including, as appropriate, its Separate Account business.

Effective January 1, 2001 the Company will adopt the accounting practices set forth in the Accounting Practices and Procedures Manual issued by the NAIC and as adopted by the State of Minnesota. The impact on surplus of adopting these standards at January 1, 2001 has not yet been completed.

All outstanding shares of the Company are owned by ReliaStar Financial Corp.
(ReliaStar), a holding and management company domiciled in Delaware. ReliaStar's ultimate parent is ING Groep, N.V. (ING), a global financial services company based in Amsterdam, Netherlands. ING acquired ReliaStar in September 2000. The
Company owns at December 31, 2000, directly and indirectly, capital stock of the following companies: Northern Life Insurance Company, Norlic, Inc.,
Security-Connecticut Life Insurance Company, ReliaStar Life Insurance Company of
New York, ReliaStar Reinsurance Group (UK), Ltd. and NWNL Benefits Corporation.

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting practices prescribed or permitted by the NAIC and the State of Minnesota requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

During 2000, the Company accrued approximately $72 million for employee-related termination costs associated with integration activities initiated as a result of being acquired by ING.

INVESTMENTS

Security investments are valued in accordance with the requirements of the NAIC, as follows:

Bonds not backed by other loans at amortized cost using the interest method;
loan-backed bonds and structured securities at amortized cost using the interest method including anticipated prepayments at the date of purchase. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the interest method. Prepayment assumptions for loan-backed bonds and structured securities were obtained from vendor provided prepayment models, broker-dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value all loan-backed bonds and structured securities.

                                       81

Preferred stocks in good standing are valued at cost, which approximates market value.

Common stocks are carried at estimated market value.

Mortgage loans on real estate are carried at amortized cost.

Investment real estate and buildings owned and occupied by the Company are carried at cost less accumulated depreciation and encumbrances, or market value if lower.

Real estate acquired in satisfaction of debt is stated at the lower of the appraised value of the asset foreclosed, or book value of the mortgage at the date of foreclosure.

Policy loans are carried at the aggregate unpaid balance.

Short-term investments are carried at amortized cost, which approximates market value.

Other invested assets, primarily joint ventures and limited partnerships, are carried on the cost or equity basis.

Derivative instruments, such as interest rate swaps and equity indexed call options, are valued in accordance with the NAIC Accounting Practices and
Procedures manual and the Purposes and Procedures manual of the Securities
Valuation Office. All derivative instruments are valued consistently with the hedged items. The Company recognizes investment income on interest rate swap agreements whereby the difference between the amounts paid and amounts received or accrued on interest rate swap agreements are reflected in net investment income. Equity indexed call options are used to hedge the Company's equity indexed annuity product and are carried at estimated market value.

All other security investments are presented at values prescribed by or deemed acceptable to the NAIC, generally market value.

Subsidiaries of the Company are accounted for using the equity method of accounting. Insurance subsidiaries are carried at their statutory book value and non-insurance subsidiaries are carried at their book value calculated in accordance with generally accepted accounting principles. The reported net income of the Company's subsidiaries is included in investment income, while all other changes in the net assets of subsidiaries is included in unrealized gains and losses. The assets and liabilities of the Company's subsidiaries are not consolidated with the assets and liabilities of the Company.

The Company uses straight-line depreciation for all of its depreciable assets, with useful lives varying depending on the asset. For real estate subject to long-term leases, a depreciation method is used to result in accounting similar to direct financing leases whereby the excess of aggregate rentals over cost
(reduced by estimated residual value) is recognized as investment income over the term of the lease at an approximately constant periodic rate of return.

Realized investment gains and losses on sales of securities are included in the determination of net income and are determined on the specific identification method. Unrealized investment gains and losses are accounted for as direct increases or decreases in surplus. Income tax effects of unrealized gains and losses are not recognized. Realized gains and losses on expired futures contracts have been deferred and are being amortized over the life of the asset or liability the future contracts hedged.

Due and accrued income is excluded from investment income on mortgage loans, bonds and short-term investments where interest is past due more than 90 days.
The total amount excluded at December 31, 2000 and 1999, was $2.5 million and
$1.5 million, respectively.

SEPARATE ACCOUNTS
The Company operates separate accounts. The assets and liabilities of the separate accounts are primarily related to variable annuity, variable universal life and 401(k) contracts and represent policyholder-directed funds that are separately administered. The assets (primarily investments) and liabilities
(principally to contractholders) of each account are clearly identifiable and distinguishable from other assets and liabilities of the Company. Assets are carried at market value.

NON-ADMITTED ASSETS
Assets of the Company designated as "non-admitted," primarily furniture and equipment, are excluded from admitted assets. The change in such assets, net of depreciation, is reflected as a direct increase or decrease in surplus.

                                       82

PARTICIPATION FUND ACCOUNT
On January 3, 1989, the Commissioner of Commerce of the State of Minnesota
approved a Plan of Conversion and Reorganization (the Plan) which provided, among other things, for the conversion of the Company from a combined stock and mutual life insurance company to a stock life insurance company.

The Plan provided for the establishment of a Participation Fund Account (PFA)
for the benefit of certain participating individual life insurance policies and annuities issued by the Company prior to the effective date of the Plan. Under the terms of the PFA, the insurance liabilities and assets (approximately $300 million as of December 31, 2000) with respect to such policies are segregated in the accounting records of the Company to assure the continuation of policyholder dividend practices.

AGGREGATE RESERVES FOR POLICIES AND CONTRACTS
Reserves for future policy and contract benefits for life insurance are computed by the net level premium and preliminary term and other modified reserve methods on the basis of interest rates and mortality assumptions prescribed by state regulatory authorities. Annuity reserves are computed using interest rates and mortality assumptions where needed as prescribed by state regulatory authorities. Waiver of premium reserves (group disabled life reserves) are determined using morbidity and termination assumptions primarily based on the
1970 Intercompany Group Disability Table, using an interest rate of 5.25% to
6.25% for disablements. Reserves for long-term disability policies are primarily based on the 1981 Company Termination Table, using an interest rate of 5.5% to
10.3% for disablements prior to 1993 and the 1987 CGDT using an interest rate of
5.5% to 6.25% for disablements subsequent to 1992. Liabilities for unpaid accident and health claims are estimates of the ultimate net cost of all reported and unreported claims not yet settled. These reserves are estimated using actuarial analyses and case basis evaluations.

The Company waives deduction of deferred fractional premiums upon the death of the insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

All substandard policies except Adjustable Life and Universal Life are valued as standard plus an amount determined by valuation representing the excess amount of the multiple table reserves over the standard reserves. All Adjustable Life and Universal Life policies are valued directly on a multiple table basis.

As of December 31, 2000, the Company had insurance in force of $3.8 billion for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Minnesota. Reserves to cover this insurance totaled $12.5 million at December 31, 2000.

Of the total annuity reserves and deposit fund liabilities at December 31, 2000, approximately 13% were subject to discretionary withdrawal -- with adjustment;
approximately 16% were subject to discretionary withdrawal -- without adjustment; approximately 10% were not subject to discretionary withdrawal provisions; and approximately 61% were related to "market value" reserves in separate accounts without investment guarantees whose surrender values vary with the market value of the invested assets supporting the reserves.

REINSURANCE
Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used for the underlying policies and the terms of the reinsurance contract.

INCOME TAXES DUE AND ACCRUED
The provision for income taxes is based upon income that is estimated to be currently taxable.

PREMIUM REVENUE AND BENEFITS TO POLICYHOLDERS
Premiums on life insurance and annuity contracts are generally recognized as revenue over the premium paying period of the contract. Contract benefits are recognized over the life of the contract by providing reserves for future policy and contract benefits.

POLICY ACQUISITION COSTS
Costs of acquiring new business are charged to operating expenses when incurred.

                                       83

NOTE 2. INVESTMENTS

BONDS

The statement value and estimated market values of investments in bonds by type of investment were as follows:

                                                                          Gross Unrealized
                                                                       -----------------------
                                                                                                   Estimated
                                                          Statement                                 Market
DECEMBER 31, 2000 (IN MILLIONS)                             Value         Gains      (Losses)        Value
------------------------------------------------------   -----------   ----------   ----------   ------------

United States Government and Government Agencies
 and Authorities .....................................   $   231.1      $  12.1      $   (.1)     $   243.1
States, Municipalities and Political Subdivisions ....         7.9           .2           --            8.1
Foreign Governments ..................................        33.6           .9          (.2)          34.3
Public Utilities .....................................       311.8          5.2         (3.4)         313.6
Corporate Securities .................................     2,574.9         40.0        (43.7)       2,571.2
Mortgage-Backed/Structured Finance ...................     1,304.6         28.4        (44.2)       1,288.8
-------------------------------------------------------  ---------      -------      -------      ---------
TOTAL ................................................   $ 4,463.9      $  86.8      $ (91.6)     $ 4,459.1
=======================================================  =========      =======      =======      =========

                                                                           Gross Unrealized
                                                                       ------------------------
                                                                                                    Estimated
                                                          Statement                                  Market
DECEMBER 31, 1999 (IN MILLIONS)                             Value        Gains       (Losses)         Value
------------------------------------------------------   -----------   ---------   ------------   ------------

United States Government and Government Agencies
 and Authorities .....................................   $    31.6      $   .7       $    (.5)     $    31.8
States, Municipalities and Political Subdivisions ....        10.4          .1            (.8)           9.7
Foreign Governments ..................................        31.2          .3            (.8)          30.7
Public Utilities .....................................       260.4         2.2           (4.7)         257.9
Corporate Securities .................................     2,571.1        19.2          (65.1)       2,525.2
Mortgage-Backed/Structured Finance ...................     1,043.2         4.4          (34.3)       1,013.3
-------------------------------------------------------  ---------      ------       --------      ---------
TOTAL ................................................   $ 3,947.9      $ 26.9       $ (106.2)     $ 3,868.6
=======================================================  =========      ======       ========      =========

The statement value and estimated market value of bonds, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                               Estimated
                                                Statement       Market
DECEMBER 31, 2000 (IN MILLIONS)                   Value          Value
--------------------------------------------   -----------   ------------

Maturing in:
 One Year or Less ..........................   $   212.6      $   214.7
 One to Five Years .........................     1,414.2        1,422.9
 Five to Ten Years .........................     1,228.3        1,233.7
 Ten Years or Later ........................       304.2          299.0
Mortgage-Backed/Structured Finance .........     1,304.6        1,288.8
---------------------------------------------  ---------      ---------
TOTAL ......................................   $ 4,463.9      $ 4,459.1
=============================================  =========      =========

The estimated market values for actively traded marketable bonds are determined based upon quoted market prices. The estimated market values for marketable bonds without an active market are obtained through several commercial pricing services, which provide the estimated market values. Estimated market values of privately placed bonds, which are not considered problems, are determined using a matrix-based pricing model. The model considers the current level of risk-free interest rates, current corporate spreads, the credit quality of the issuer and cash flow characteristics of the security. Using this data, the model generates market values which the Company considers reflective of the estimated market value of each privately placed bond. Estimated market values for privately placed bonds which are considered problems are determined through consideration of factors such as the net worth of borrower, the value of collateral, the capital structure of the borrower, the presence of guarantees and the Company's evaluation of the borrower's ability to compete in their relevant market.

At December 31, 2000, the largest industry concentration of the private placement portfolio was mortgage-backed/structured finance where 18% of the portfolio was invested, and the largest industry

                                       84

concentration of the marketable bond portfolio was mortgage-backed/structured finance, where 33% of the portfolio was invested.

STOCKS

The cost and statement value of stocks were as follows:

DECEMBER 31 (IN MILLIONS)                     2000         1999
---------------------------------------   ----------   ----------

UNAFFILIATED
 Cost .................................    $  29.7      $  28.2
 Gross Unrealized Gains ...............         --          2.1
 Gross Unrealized Losses ..............       (1.6)        (1.6)
----------------------------------------   -------      -------
 Statement Value ......................       28.1         28.7
Affiliated -- Statement Value .........      755.0        729.4
----------------------------------------   -------      -------
TOTAL STATEMENT VALUE .................    $ 783.1      $ 758.1
========================================   =======      =======

MORTGAGE LOANS ON REAL ESTATE
The maximum and minimum lending rates for all mortgage loans issued during 2000 were 10.5% and 7.95%, respectively.

During 2000 and 1999, the Company did not reduce interest rates of outstanding mortgage loans.

The maximum percentage of any one loan to the value of security at the time of the loan was 80%. Fire insurance is required on all properties covered by mortgage loans at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without buildings. As of December
31, 2000, the Company held no mortgages with interest more than one year overdue.

At December 31, 2000, the largest geographic concentration of commercial mortgage loans was in the Midwest region of the United States, where approximately 36% of the commercial mortgage loan portfolio was invested.

INVESTMENT INCOME
Investment income summarized by type of investment was as follows:

YEAR ENDED DECEMBER 31 (IN MILLIONS)            2000          1999
----------------------------------------   -----------   -----------

Bonds ..................................    $  314.2      $  298.6
Common Stock-Affiliates ................        15.9          92.2
Mortgage Loans on Real Estate ..........        58.4          62.2
Real Estate ............................        24.6          28.3
Policy Loans ...........................        16.2          13.9
Short-Term Investments .................         5.1           2.7
Other ..................................        15.7          14.0
-----------------------------------------   --------      --------
Gross Investment Income ................       450.1         511.9
Investment Expenses ....................        36.6          33.4
-----------------------------------------   --------      --------
NET INVESTMENT INCOME ..................    $  413.5      $  478.5
=========================================   ========      ========

                                       85

REALIZED INVESTMENT GAINS AND LOSSES

Net realized capital gains (losses) were as follows:

YEAR ENDED DECEMBER 31 (IN MILLIONS)                                       2000          1999
--------------------------------------------------------------------   ----------   -----------

Bonds ..............................................................
 Gross Gains .......................................................    $  13.7       $   8.5
 Gross Losses ......................................................      (63.0)         (7.9)
Common Stock of Affiliates .........................................         --          (4.7)
Mortgage Loans on Real Estate ......................................       (9.1)           .6
Real Estate ........................................................        (.4)         (2.6)
Other ..............................................................       (4.8)         (6.1)
---------------------------------------------------------------------   -------       -------
Net Pretax Realized Capital Gains and Losses .......................      (63.6)        (12.2)
Income Tax Benefit (Expense) .......................................        9.6          (1.5)
Net Pretax Realized Capital Gains and Losses Transferred to Interest
 Maintenance Reserve (IMR) .........................................       15.2          (4.3)
Income Tax Expense (Benefit) Transferred to IMR ....................       (5.3)          1.5
---------------------------------------------------------------------   -------       -------
NET REALIZED CAPITAL LOSSES, NET OF TAX ............................    $ (44.1)      $ (16.5)
=====================================================================   =======       =======

Proceeds from the sale of bonds were $967.5 million and $394.7 million during
2000 and 1999, respectively.

DERIVATIVE INSTRUMENTS
The Company has an established program prescribing the use of derivatives in its asset/liability management activity. The investment policy of the Company expressly precludes the use of such instruments for speculative purposes. The policy details permissible uses and instruments and contains accounting and management controls designed to assure compliance with these policies. The
Company is not a party to leveraged derivatives.

The insurance liabilities of the Company are sensitive to changes in market interest rates. The Company has established procedures for evaluating these liabilities and structures investment asset portfolios with compatible characteristics. Investment assets are selected which provide yield, cash flow and interest rate sensitivities appropriate to support the insurance products.

The Company uses interest rate swaps and equity indexed call options as part of this asset/liability management program. The Company has acquired a significant amount of certain shorter duration investments, such as floating rate or adjustable rate investments. Acquisition of these assets shortens the duration of an asset portfolio. The Company uses interest rate swaps to extend the duration of these portfolios as an alternative to purchasing longer duration investments. The equity indexed call options are based on the S&P 500 Index and are used to hedge the Company's equity indexed annuity product. On the termination date, the counterparty will make one payment to the Company based on the level of the index and strike price.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet their obligations, given their high credit ratings. In addition, the Company has established an issuer holder limitation program whereby the maximum credit exposure to a single issuer is established based upon the credit rating of the issuer and the structure of the investment.
The positive market value of swap positions are included in the computation of the maximum issuer limitation.

NOTE 3. ENCUMBRANCES ON REAL ESTATE

Encumbrances on real estate consist of the following:

DECEMBER 31 (IN MILLIONS)                                                    2000      1999
-------------------------------------------------------------------------   ------   ---------

6.2% to 9.6% Mortgage Notes Assumed in Connection with
 Real Estate Investments ................................................    $ --     $  9.0
Capital Lease Obligation on Real Estate Occupied by the Company .........      --         .5
--------------------------------------------------------------------------   ----     ------
 Total ..................................................................    $ --     $  9.5
==========================================================================   ====     ======

The encumbrances on real estate were settled during 2000.

                                       86

NOTE 4. EMPLOYEE BENEFIT PLANS

SUCCESS SHARING PLAN AND ESOP
The Success Sharing Plan and ESOP (Success Sharing Plan) was designed to increase employee ownership and reward employees when certain ReliaStar performance objectives are met. Essentially all employees are eligible to participate in the Success Sharing Plan. The Success Sharing Plan has both qualified and nonqualified components. The nonqualified component is equal to
25% of the annual award and is paid in cash to employees. The qualified component is equal to 75% of the annual award which is contributed to the ESOP portion of the Success Sharing Plan.

In addition, the Success Sharing Plan has a 401(k) feature whereby participants may elect to contribute a percentage of their eligible earnings to the plan. The
Company matches participants' 401(k) contributions up to 6% of eligible earnings.

Costs charged to expense for the Success Sharing Plan were $8.8 million and $7.5 million for the years ended December 31, 2000 and 1999, respectively.

PENSION AND OTHER POSTRETIREMENT BENEFITS
PENSION PLANS -- The Company sponsors a funded noncontributory defined benefit retirement plan (the Plan) covering substantially all employees of the Company and its affiliates. The Plan provides benefits to employees upon retirement.
Effective December 31, 1998, the qualified defined benefit retirement plan was amended to suspend the accrual of additional benefits for future services.
Eligible employees retain all of their accrued benefits as of December 31, 1998, which will be paid monthly at retirement according to the provisions of the plan. Employees meeting certain age and service requirements will receive certain transition benefits until retirement.

Annual pension expense for the Plan is equal to the funding for the plan year determined under the projected unit credit actuarial cost method, including amortization of prior service costs and considering ERISA minimum and maximum funding requirements. No pension expense was required to be recorded for the years ended December 31, 2000 and 1999. At January 1, 2000, the date of the most recent actuarial valuation, the plan accumulated benefit obligation/present value of accrued benefits and the amount of vested benefits for the Plan was
$192.3 million and $188.4 million, respectively, based on an assumed 8.5%
interest rate. The fair value of plan assets was $347.6 million as of January 1,
2000. Plan assets include 1.2 million shares of ReliaStar common stock with a fair value of $48.3 million as of January 1, 2000.

The Company and ReliaStar also have unfunded noncontributory defined benefit plans providing for benefits to employees in excess of limits for qualified retirement plans.

POSTRETIREMENT BENEFITS -- The Company provides certain health care and life insurance benefits to retired employees and their eligible dependents of the
Company and its affiliates (Postretirement Plan). The postretirement health care plan is contributory, with retiree contribution levels adjusted annually; the life insurance plan provides a flat amount of noncontributory coverage and optional contributory coverage.

The amount of accumulated benefits obligation for retirees and vested employees covered under the Postretirement Plan as of December 31, 2000 and 1999, was
$14.2 million and $11.1 million, respectively, and the amount of accumulated benefits obligation for non-vested employees as of December 31, 2000 and 1999, was $3.1 million and $2.5 million, respectively. The discount rate used in determining the postretirement benefit obligation as of December 31, 2000, was
7.75%, and the health care cost trend rate used was 8.5% trending to 5.5% in
2007 and thereafter. A one-percentage point increase in the assumed health care cost trend rate would not have a significant impact on the postretirement benefit obligation or the service and interest cost components of annual expense.

Annual expense recorded by the Company for the postretirement plan was $.2 million and $.9 million for the years ended December 31, 2000 and 1999, respectively; and includes the expected cost of benefits from newly eligible or vested employees, interest cost, gains and losses arising from differences between actuarial assumptions and actual experience and the amortization of the transition obligation.

STOCK INCENTIVE PLAN
Officers and key employees of the Company participated in the stock incentive plans of ReliaStar. ReliaStar applies Accounting Principles Board Opinion No.
25 and related interpretations in accounting

                                       87

for its plans. Accordingly, no compensation expense for stock-based compensation plans has been allocated to the Company.

NOTE 5. INCOME TAXES
The Company will prepare two federal tax returns for the year ended December 31,
2000 as a result of being acquired by ING. One will include the period January
1, 2000 through September 1, 2000, the second will be for the period September
2, 2000 through December 31, 2000.

The tax return for the period January 1 through September 1, 2000 will be consolidated with the following entities: ReliaStar Financial Corp., Northern
Life Insurance Company, Norlic, Inc., NWNL Benefits Corporation, ReliaStar
Investment Research, Inc., Washington Square Securities, Inc., Pilgrim Capital
Corporation, Pilgrim Advisors, Inc., Pilgrim Funding, Inc., IB Holdings, Inc.,
Northeastern Corporation, Successful Money Management Seminars, Inc., PrimeVest
Financial Services, Inc., PrimeVest Insurance Agency of Alabama, Inc.,
PrimeVest Insurance Agency of New Mexico, Inc., PrimeVest Insurance Agency of
Oklahoma, Inc., PrimeVest Insurance Agency of Texas, Inc., PrimeVest Insurance
Agency of Ohio, Inc., Branson Insurance Agency, Inc., Granite Investment
Services, Inc., Washington Square Insurance Agency, Inc., (Massachusetts),
Washington Square Insurance Agency, Inc., (Texas), Washington Square Insurance
Agency, Inc., (Ohio), Washington Square Insurance Agency, Inc., (New Mexico),
ReliaStar Bancshares, Inc., ReliaStar Bank, ReliaStar Investment Services,
Inc., ReliaStar Managing Underwriters, Inc., ReliaStar Payroll Agent, Inc.,
Financial Northeastern Securities, Inc., Financial Northeastern Corporation,
FNC Insurance Services, Inc., Pilgrim Group, Inc., Pilgrim Securities, Inc.,
Pilgrim Investment, Inc., Express America T.C. Corp., EAMC Liquidation Corp.,
Pilgrim Financial, Inc., Split Rock Financial, Inc., Bancwest Investment
Services, Inc., Pilgrim Lexington Acquisition Corp., Lexington Global Asset
Managers, Inc., Bancwest Insurance Agency, Inc. and ReliaStar National Trust
Company.

The tax return for the period September 2 through December 31, 2000 will be consolidated with its insurance subsidiaries; Northern Life Insurance Company,
Security-Connecticut Life Insurance Company, and ReliaStar Life Insurance
Company of New York.

The method by which the total consolidated federal income tax for each entity is allocated to each of these companies is subject to a written agreements.
Allocation is based on separate return calculations such that each company in the consolidated return pays the same tax or receives the same refunds it would have paid or received had it consistently filed separate federal income tax returns. Intercompany tax balances are settled within a reasonable time after filing of the consolidated federal income tax returns with the Internal Revenue
Service.

Federal income tax regulations allowed certain special deductions for 1983 and prior years which are accumulated in a memorandum tax account designated as
"policyholders' surplus." Generally, this policyholders' surplus account will become subject to tax at the then current rates only if the accumulated balance exceeds certain maximum limitations or if certain cash distributions are deemed to be paid out of the account. At December 31, 2000, the Company had accumulated approximately $34.4 million in its separate policyholders' surplus account.

The difference between the U.S. federal income tax rate and the Company's effective tax rate is summarized as follows:

YEAR ENDED DECEMBER 31                                        2000         1999
-------------------------------------------------------   ----------   ----------

Statutory Tax Rate ....................................       35.0%        35.0%
Equity in After-Tax Earnings of Subsidiaries ..........        2.2        (12.2)
Deferred Acquisition Cost Tax .........................       (1.8)         1.8
Tax Reserves ..........................................       (2.1)        (3.4)
Integration Related Items .............................      (12.6)          --
Other .................................................        2.3          (.1)
--------------------------------------------------------     -----        -----
EFFECTIVE TAX RATE ....................................       23.0%        21.1%
========================================================     =====        =====

Net cash paid for federal income taxes was $33.8 million and $36.3 million during 2000 and 1999, respectively.

                                       88

NOTE 6. UNPAID ACCIDENT AND HEALTH CLAIMS
The change in the liability for unpaid accident and health claims and claim adjustment expenses is summarized as follows:

(IN MILLIONS)                                 2000          1999
----------------------------------------   -----------   ----------

Balance at January 1 ...................   $   675.1      $  505.9
Less Reinsurance Recoverables ..........       288.3         179.5
-----------------------------------------  ---------      --------
Net Balance at January 1 ...............       386.8         326.4
Incurred Related to:
 Current Year ..........................       353.6         285.5
 Prior Years ...........................       132.1          18.8
-----------------------------------------  ---------      --------
Total Incurred .........................       485.7         304.3
Paid Related to:
 Current Year ..........................       130.0         113.0
 Prior Years ...........................        15.2         130.9
-----------------------------------------  ---------      --------
Total Paid .............................       145.2         243.9
Net Balance at December 31 .............       727.3         386.8
Plus Reinsurance Recoverables ..........       374.1         288.3
-----------------------------------------  ---------      --------
BALANCE AT DECEMBER 31 .................   $ 1,101.4      $  675.1
=========================================  =========      ========

The liability for unpaid accident and health claims and claim adjustment expenses is included in Aggregate Reserves for Policies and Contracts and Policy
and Contract Claims on the Statutory Basis Statements of Admitted Assets,
Liabilities, Surplus and Other Funds. Incurred losses for 2000 and 1999 include an increase for unfavorable development of the liability established as of
December 31, 1999 and 1998, respectively. During the third quarter of 2000 the
Company's reinsurance operations recorded reserve related adjustments to reflect unfavorable development of loss experience in lines of business that it was terminating, as well as adjustments resulting from being acquired by ING.

NOTE 7. BORROWED MONEY
Beginning in 2000, the Company began participating in reverse repurchase transactions. Such transactions involve the sale of corporate securities to a major securities dealer and a simultaneous agreement to repurchase the same security in 90-180 days. The proceeds are invested in new securities of intermediate duration. Amounts due related to reverse repurchase transaction as of December 31, 2000 were $73.5 million and are included in other liabilities.

NOTE 8. SURPLUS NOTE
The Company has a surplus note with a principal value of $100.0 million from
ReliaStar. The Minnesota Commerce Commissioner has advised the Company that it will permit the funds received from the surplus note to be treated as surplus for statutory accounting purposes. The original note, dated April 1, 1989, was issued in connection with ReliaStar Life's demutualization and was used to offset the surplus reduction related to the cash distribution to the mutual policyholders in the demutualization. This original 101/4% note was replaced by a successor surplus note (the 1994 Note) dated November 1, 1994. The 1994 Note provides, subject to the regulatory constraints discussed below, that (i) it is a surplus note which will mature on September 15, 2003 with principal due at maturity, but payable without penalty, in whole or in part before maturity; (ii)
interest is at 65/8% payable semi- annually; and (iii) in the event that
ReliaStar Life is in default in the payment of any required interest or principal, ReliaStar Life cannot pay cash dividends on its capital stock (all of which is owned directly by ReliaStar). The 1994 Note further provides that there may be no payment of interest or principal without the express approval of the
Minnesota Department of Commerce. During the year ended December 31, 2000 total interest paid on the 1994 Note was $6.6 million. Accrued interest was $1.9 million as of December 31, 2000. Interest paid on the 1994 Note since November
1, 1994 totaled $38.9 million.

NOTE 9. CAPITAL AND SURPLUS
The ability of the Company to pay cash dividends to its parent is restricted by law or subject to approval of the insurance regulatory authorities of Minnesota.
These authorities recognize only statutory accounting practices for determining the ability of an insurer to pay dividends to its shareholders.

                                       89

Under Minnesota insurance law regulating the payment of dividends by the
Company, any such payment must be an amount deemed prudent by the Company's
Board of Directors and, unless otherwise approved by the Commissioner of the
Minnesota Department of Commerce (the Commissioner), must be paid solely from the adjusted earned surplus of the Company. Adjusted earned surplus means the earned surplus as determined in accordance with statutory accounting practices
(unassigned funds), less 25% of the amount of such earned surplus which is attributable to net unrealized capital gains. Further, without approval of the
Commissioner, the Company may not pay in any calendar year any dividend which, when combined with other dividends paid within the preceding 12 months, exceeds the greater of (i) 10% of the Company's statutory surplus at the prior year-end or (ii) 100% of the Company's statutory net gain from operations (not including realized capital gains) for the prior calendar year.

The Company has 25,000,000 authorized shares of common stock with a par value of
$1.25 per share, 2,000,000 of which are outstanding. The Company also has
5,000,000 authorized shares of redeemable, cumulative, nonvoting preferred stock, none of which are outstanding.

The Company holds 80,000 shares of preferred stock in treasury at cost.

Total unassigned surplus at December 31, 2000 was $257.0 million and has no restrictions, except as described above.

NOTE 10. REINSURANCE
The Company is a member of reinsurance associations established for the purpose of ceding the excess of life insurance over retention limits. The Company's retention limit is $1,000,000 per insurable life for individual coverage. For group coverage and reinsurance assumed, the retention is $500,000 per life with per occurrence limitations, subject to certain maximums.

Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The amount of the allowance for uncollectible reinsurance receivables was immaterial at December 31, 2000 and 1999. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies.

As of December 31, 2000, $40.4 billion of life insurance in force was ceded to other companies. The Company had assumed $54.1 billion of life insurance in force as of December 31, 2000 (including $54.0 billion of reinsurance assumed pertaining to Federal Employees' Group Life Insurance and Servicemans' Group
Life Insurance). Also included in these amounts are $19.2 billion of reinsurance ceded and $27.8 billion of reinsurance assumed by the Life and Health
Reinsurance Division of ReliaStar Life.

The effect of reinsurance on premiums and recoveries is as follows:

YEAR ENDED DECEMBER 31 (IN MILLIONS)           2000            1999
--------------------------------------   -------------   -------------

Direct Premiums ......................    $  1,538.2      $  1,333.0
Reinsurance Assumed ..................         656.3           706.5
Reinsurance Ceded ....................        (333.2)         (288.1)
---------------------------------------   ----------      ----------
NET PREMIUMS .........................    $  1,861.3      $  1,751.4
=======================================   ==========      ==========
REINSURANCE RECOVERIES ...............    $    323.5      $    287.6
=======================================   ==========      ==========

NOTE 11. RELATED PARTY TRANSACTIONS
The Company maintains intercompany loan agreements with its affiliates. As of
December 31, 2000, the Company had a note receivable from its parent totaling
$55.0 million. This short-term note is due on demand and has an interest rate of
6%.

The Company received cash dividends totaling $12.0 million and $8.0 million from its subsidiaries during 2000 and 1999, respectively.

The Company and its affiliates have entered into agreements whereby they provide certain management, administrative, legal and other services to each other. The net amounts billed resulted in the Company recording a reduction of expenses totaling $42.8 million and $33.2 million in 2000 and 1999, respectively. The net costs allocated to the Company under these agreements may not be indicative of costs the Company might incur if these services were not provided by the
Company's affiliates.

                                       90

NOTE 12. COMMITMENTS AND CONTINGENCIES

LITIGATION

The Company is a defendant in various lawsuits in connection with the normal conduct of its insurance operations. In the opinion of management, the ultimate resolution of such litigation will not result in any material adverse impact to the financial position of the Company as of December 31, 2000.

JOINT GROUP LIFE AND ANNUITY CONTRACTS
The Company has issued certain participating group annuity and group life insurance contracts jointly with another insurance company. The Company has entered into an arrangement with this insurer whereby the Company will gradually transfer these liabilities (approximately $99 million at December 31, 2000) to the other insurer over a ten- year period which commenced in 1993. The terms of the arrangement specify the interest rate on the liabilities and provide for a transfer of assets and liabilities scheduled in a manner consistent with the expected cash flows of the assets allocated to support the liabilities. A contingent liability exists with respect to the joint obligor's portion of the contractual liabilities attributable to contributions received prior to July 1,
1993 in the event the joint obligor is unable to meet its obligations.

FINANCIAL INSTRUMENTS
The Company is a party to financial instruments with on and off-balance-sheet risk in the normal course of business to reduce its exposure to fluctuations in interest rates and equity prices. These financial instruments include commitments to extend credit, financial guarantees, equity indexed call options and interest rate swaps. Those instruments involve, to varying degrees, elements of credit, interest rate, equity price or liquidity risk in excess of the amount recognized in the Statutory Basis Statements of Admitted Assets, Liabilities,
Surplus and Other Funds.

The Company's exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit is represented by the contractual amount of those instruments. The Company uses the same credit policies in making commitments and conditional obligations as it does for on-balance-sheet instruments. For swaps and equity indexed call options, the contract or notional amounts do not represent exposure to credit loss. The Company's exposure to credit loss is limited to those financial instruments where the Company has an unrealized gain.

Unless otherwise noted, the Company does not require collateral or other security to support financial instruments with credit risk.

DECEMBER 31 (IN MILLIONS)                                             2000        1999
---------------------------------------------------------------   ----------   ---------

CONTRACT OR NOTIONAL
Amount Financial Instruments Whose Contract Amounts Represent
 Credit Risk:
 Commitments to Extend Credit .................................    $  27.0      $  9.1
 Financial Guarantees .........................................       15.0        28.5
Financial Instruments Whose Notional or Contract Amounts Exceed
 the Amount of Credit Risk:
 Interest Rate Swap Agreements ................................      155.0       339.5
 Equity Indexed Call Options ..................................        6.3         3.8
----------------------------------------------------------------   -------      ------

COMMITMENTS TO EXTEND CREDIT -- Commitments to extend credit are legally binding agreements to lend to a customer. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. They generally may be terminated by the Company in the event of deterioration in the financial condition of the borrower. Since some of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future liquidity requirements. The Company evaluates each customer's creditworthiness on a case-by-case basis.

FINANCIAL GUARANTEES -- Financial guarantees are conditional commitments issued by the Company guaranteeing the performance of the borrower to a third party.
Those guarantees are primarily issued to support public and private commercial mortgage borrowing arrangements. The credit risk involved is essentially the same as that involved in issuing commercial mortgage loans.

The Company is a partner in four real estate joint ventures where the Company has guaranteed the repayment of loans of the partnership. As of December 31,
2000, the Company had guaranteed

                                       91

repayment of $15.0 million ($28.5 million at December 31, 1999) of such loans including the portion allocable to the PFA. If any payment were made under these guarantees, the Company would be allowed to make a claim for repayment from the joint venture, foreclose on the assets of the joint venture, including its real estate investment, and, in certain instances, make a claim against the joint venture's general partner.

For certain of these partnerships, the Company has made capital contributions from time to time to provide the partnerships with sufficient cash to meet its obligations, including operating expenses, tenant improvements and debt service.
Capital contributions during 2000 and 1999 were insignificant. Further capital contributions may be required in future periods for certain of the joint ventures. The Company cannot predict the amount of such future contributions.

INTEREST RATE SWAP AGREEMENTS -- The Company enters into interest rate swap agreements to manage interest rate exposure. The primary reason for the interest rate swap agreements is to extend the duration of adjustable rate investments.
Interest rate swap transactions generally involve the exchange of fixed and floating rate interest payment obligations without the exchange of the underlying principal amounts. Changes in market interest rates impact income from adjustable rate investments and have an opposite (and approximately offsetting) effect on the reported income from the swap portfolio. Notional principal amounts are often used to express the volume of these transactions but do not represent the much smaller amounts potentially subject to credit risk.
The amount subject to credit risk is approximately equal to the unrealized gain on the agreements which was $3.2 million at December 31, 2000.

EQUITY INDEXED CALL OPTIONS -- The Company holds certain call options indexed to the performance of the S&P 500 Index as part of its asset/liability management strategy for its equity indexed annuity products. The Company held five call options with an aggregate notional amount of $6.3 million and an estimated fair value of $1.4 million as of December 31, 2000.

FUTURES CONTRACTS -- The Company previously entered into futures contracts to manage interest rate risk as part of the Company's asset and liability management program for its guaranteed investment contract (GIC) portfolio.
During 1997, the Company closed out all of its futures contracts and immediately entered into zero coupon interest rate swaps. As of December 31, 2000, the remaining deferred gain on the closed futures contracts was approximately $14 million, which is being amortized into income over the life of the liabilities whose cash flows they supported.

LEASES

The Company has operating leases for office space and certain computer processing and other equipment. Rental expense for these items was $11.8 million and $12.2 million for 2000 and 1999, respectively.

Future minimum aggregate rental commitments at December 31, 2000 for operating leases were as follows:

(IN MILLIONS)
-------------------------------------------------------------

2001    -      $ 4.3                    2004   -      $  .6
2002    -      $ 2.1                    2005   -      $  .5
2003    -      $  .9     2006 and thereafter   -      $ 1.9
--------------------     ----------------------------------

NOTE 13. FAIR VALUE OF FINANCIAL INSTRUMENTS
The following disclosures about financial instruments, whether or not recognized in the balance sheet, are provided for financial instruments for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the instrument.

Certain financial instruments and all nonfinancial instruments have been excluded from the following disclosures, accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The fair value estimates presented herein are based on pertinent information available to management as of December 31, 2000 and 1999. Although management is not aware of any factors that would

                                       92

significantly affect the estimated fair value amounts, such amounts have not been comprehensively revalued for purposes of these financial statements since that date; therefore, current estimates of fair value may differ significantly from the amounts presented herein.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

BONDS -- The estimated market value disclosures for bonds satisfy the fair value disclosure requirements (see Note 2).

STOCKS (UNAFFILIATED) -- Fair value equals carrying value for unaffiliated common stocks as these securities are carried at NAIC value, which approximates quoted market value. Fair value for preferred stocks equals NAIC market value, which approximates quoted market value.

MORTGAGE LOANS ON REAL ESTATE -- The fair values for mortgage loans on real estate are estimated using discounted cash flow analyses, using interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

CASH, SHORT-TERM INVESTMENTS AND POLICY LOANS -- The carrying amounts for these assets approximate the assets' fair values.

OTHER FINANCIAL INSTRUMENTS REPORTED AS ASSETS -- The carrying amounts for these financial instruments (primarily premiums and other accounts receivable and accrued investment income) approximate those assets' fair values.

INVESTMENT CONTRACT LIABILITIES -- The fair value for deferred annuities was estimated to be the amount payable on demand at the reporting date as those investment contracts have no defined maturity and are similar to a deposit liability. The amount payable at the reporting date was calculated as the account balance less applicable surrender charges.

The fair values for supplementary contracts without life contingencies and immediate annuities were estimated using discounted cash flow analyses. The discount rate was based upon treasury rates plus a pricing margin.

The carrying amounts reported for other investment contracts, which include participating pension contracts and retirement plan deposits, approximate those liabilities' fair value.

The fair value for GICs was estimated using discounted cash flow analyses. The discount rate used was based upon current industry offering rates on GICs of similar durations.

CLAIM AND OTHER DEPOSIT FUNDS -- The carrying amounts for claim and other deposit funds approximate the liabilities' fair value.

ENCUMBRANCES -- The fair value for debt obligations was based upon discounted cash flow analyses. The discount rate was based upon the Company's estimated current incremental borrowing rates.

OTHER FINANCIAL INSTRUMENTS REPORTED AS LIABILITIES -- The carrying amounts for other financial instruments (primarily normal payables of a short-term nature)
approximate those liabilities' fair values.

FINANCIAL GUARANTEES -- The fair values for financial guarantees were estimated using discounted cash flow analyses based upon the expected future net amounts to be expended. The estimated net amounts to be expended were determined based on projected cash flows and a valuation of the underlying collateral.

INTEREST RATE SWAPS -- The fair value for interest rate swaps was estimated using discounted cash flow analyses. The discount rate was based upon rates currently being offered for similar interest rate swaps available from similar counterparties.

                                       93

The carrying amounts and estimated fair values of the Company's financial instruments as of December 31, 2000 and 1999, are as follows:

                                                               2000                          1999
                                                   ----------------------------  ----------------------------
                                                      Carrying         Fair         Carrying         Fair
DECEMBER 31 (IN MILLIONS)                              Amount         Value          Amount         Value
-------------------------------------------------- -------------  -------------  -------------  -------------

FINANCIAL INSTRUMENTS RECORDED AS ASSETS:
 Bonds ...........................................  $  4,463.9     $  4,459.1     $  3,947.9     $  3,868.6
 Stocks (Unaffiliated) ...........................        28.1           31.5           28.7           28.9
 Mortgage Loans on Real Estate:
   Commercial ....................................       574.3          580.8          626.0          613.8
   Residential and Other .........................          .2             .2          165.2          164.6
 Policy Loans ....................................       260.4          260.4          250.3          250.3
 Cash and Short-Term Investments .................        67.3           67.3          106.1          106.1
 Other Financial Instruments Recorded
  as Assets ......................................       424.7          424.7          351.6          351.6
FINANCIAL INSTRUMENTS RECORDED AS LIABILITIES:
 Investment Contracts
   Deferred Annuities ............................    (1,321.2)      (1,308.9)      (1,425.4)      (1,416.5)
   GICs ..........................................       (89.7)        (106.7)         (79.1)         (96.8)
   Supplementary Contracts and Immediate Annuities      (217.5)        (216.1)        (210.1)        (216.6)
   Other Investment Contracts ....................      (140.5)        (140.2)        (147.8)        (147.8)
 Claim and Other Deposit Funds ...................       (56.6)         (44.2)         (59.5)         (59.5)
 Encumbrances ....................................          --             --           (9.0)          (9.0)
 Other Financial Instruments Recorded
  as Liabilities .................................      (301.1)        (301.1)        (230.7)        (230.7)
OFF-BALANCE SHEET FINANCIAL INSTRUMENTS:
 Financial Guarantees ............................          --            (.8)            --           (2.1)
 Interest Rate Swaps .............................          --            3.2             --            (.4)
--------------------------------------------------  ----------     ----------     ----------     ----------

Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's holdings of a particular financial instrument. Because no market exists for a significant portion of the Company's financial instruments, fair value estimates are based on judgments regarding future expected loss experience, current economic conditions, risk characteristics of various financial instruments, and other factors. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision.
Changes in assumptions could significantly affect the estimates.

Fair value estimates are based on existing on and off-balance sheet financial instruments without attempting to estimate the value of anticipated future business and the value of assets and liabilities that are not considered financial instruments. In addition, the tax ramifications related to the realization of the unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

                                       94

                                   APPENDIX A

                                THE FIXED ACCOUNT

     The Fixed Account consists of all of our assets other than those in our separate accounts. We have complete ownership and control of all of the assets of the Fixed Account.

     Because of exemptions and exclusions contained in the Securities Act of
1933 and the Investment Company Act of 1940, the Fixed Account has not been registered under these acts. Neither the Fixed Account nor any interest in it is subject to the provisions of these acts and as a result the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account. However, disclosures relating to the Fixed Account are subject to generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     We guarantee both principal and interest on amounts credited to the Fixed
Account. We credit interest at an effective annual rate of at least 3%, independent of the investment experience of the Fixed Account. From time to time, we may guarantee interest at a rate higher than 3%.

     ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS
OF 3% PER YEAR WILL BE DETERMINED AT OUR SOLE DISCRETION. YOU ASSUME THE RISK
THAT INTEREST CREDITED TO THE FIXED ACCOUNT MAY NOT EXCEED THE MINIMUM GUARANTEE
OF 3% FOR A GIVEN YEAR.

     We do not use a specific formula for determining excess interest credits.
However, we consider the following:

     *    General economic trends,

     *    Rates of return currently available on our investments,

     *    Rates of return anticipated in our investments, regulatory and tax factors, and

     *    Competitive factors.

     We are not aware of any statutory limitations to the maximum amount of interest we may credit and our Board of Directors has not set any limitations.

     The Fixed Accumulation Value of the Policy is the sum of the Net Premiums
credited to the Fixed Account. It is increased by transfers and Loan Amounts from the Variable Account, and interest credits. It is decreased by Monthly
Deductions and partial withdrawals taken from the Fixed Account and transfers to the Variable Account. The Fixed Accumulation Value will be calculated at least monthly on the monthly anniversary date.

     You may transfer all or part of your Fixed Accumulation Value to the
Sub-Accounts of the Variable Account, subject to the following transfer limitations:

     *    The request to transfer must be postmarked no more than 30 days before the Policy Anniversary and no later than 30 days after the Policy
          Anniversary. Only one transfer is allowed during this period.

     *    The Fixed Accumulation Value after the transfer must be at least equal to the Loan Amount.

     *    No more than 50% of the Fixed Accumulation Value (minus any Loan
          Amount) may be transferred unless the balance, after the transfer, would be less than $1,000. If the balance would be less than $1,000, the full Fixed Accumulation Value (minus any Loan Amount) may be transferred.

     *    You must transfer at least:

          --   $500, or

          --   the total Fixed Accumulation Value (minus any Loan Amount) if less than $500.

     We make the Monthly Deduction from your Fixed Accumulation Value in proportion to the total Accumulation Value of the Policy.

     The Surrender Charge described in the Prospectus applies to the total
Accumulation Value, which includes the Fixed Accumulation Value. If the Owner surrenders the Policy for its Cash Surrender Value, the Fixed Accumulation Value
will be reduced by any applicable Surrender Charge, any Loan Amount and unpaid
Monthly Deductions applicable to the Fixed Account.

                                       A-1

                                   APPENDIX B

                        CALCULATION OF ACCUMULATION VALUE

     The Accumulation Value of the Policy is equal to the sum of the Variable
Accumulation Value plus the Fixed Accumulation Value.

VARIABLE ACCUMULATION VALUE

     The Variable Accumulation Value is the total of your values in each
Sub-Account. The value for each Sub-Account is equal to:

1 multiplied by 2, where:

1
Is your current number of Accumulation Units (described below).

2
Is the current Unit Value (described below).

     The Variable Accumulation Value will vary from Valuation Date to Valuation
Date (described below) reflecting changes in 1 and 2 above.

     ACCUMULATION UNITS. When transactions are made which affect the Variable
Accumulation Value, dollar amounts are converted to Accumulation Units. The number of Accumulation Units for a transaction is found by dividing the dollar amount of the transaction by the current Unit Value.

     The number of Accumulation Units for a Sub-Account increases when:

     *    Net Premiums are credited to that Sub-Account; or

     *    Transfers from the Fixed Account or other Sub-Accounts are credited to that Sub-Account.

     The number of Accumulation Units for a Sub-Account decreases when:

     *    You take out a Policy loan from that Sub-Account;

     *    You take a partial withdrawal from that Sub-Account;

     *    We take a portion of the Monthly Deduction from that Sub-Account; or

     *    Transfers are made from that Sub-Account to the Fixed Account or other
          Sub-Accounts.

     UNIT VALUE. The Unit Value for a Sub-Account on any Valuation Date is equal to the previous Unit Value times the Net Investment Factor for that Sub-Account
(described below) for the Valuation Period (described below) ending on that
Valuation Date. The Unit Value was initially set at $10 when the Sub-Account first purchased Fund shares.

     NET INVESTMENT FACTOR. The Net Investment Factor is a number that reflects charges to the Policy and the investment performance during a Valuation Period of the Fund in which a Sub-Account is invested. If the Net Investment Factor is greater than one, the Unit Value is increased. If the Net Investment Factor is less than one, the Unit Value is decreased. The Net Investment Factor for a
Sub-Account is determined by dividing 1 by 2.

(1 \d 2), where:

1
Is the result of:

     *    The net asset value per share of the Fund shares in which the
          Sub-Account invests, determined at the end of the current Valuation
          Period;

     *    Plus the per share amount of any dividend or capital gain
          distributions made on the Fund shares in which the Sub-Account invests during the current Valuation Period;

     *    Plus or minus a per share charge or credit for any taxes reserved which we determine has resulted from the investment operations of the
          Sub-Account and to be applicable to the Policy.

                                       B-1

2
Is the result of:

     *    The net asset value per share of the Fund shares held in the
          Sub-Account, determined at the end of the last prior Valuation Period;

     *    Plus or minus a per share charge or credit for any taxes reserved for during the last prior Valuation Period which we determine resulted from the investment operations of the Sub-Account and was applicable to the Policy.

     VALUATION DATE; VALUATION PERIOD. A Valuation Date is each day the New York
Stock Exchange is open for trading. A Valuation Period is the period between two successive Valuation Dates, commencing at the close of business of a Valuation
Date and ending at the close of business on the next Valuation Date.

FIXED ACCUMULATION VALUE

     The Fixed Accumulation Value on the Policy Date is your Net Premium credited to the Fixed Account on that date minus the Monthly Deduction applicable to the Fixed Accumulation Value for the first Policy Month.

     After the Policy Date, the Fixed Accumulation Value is calculated as:

1 + 2 + 3 + 4 - 5 - 6, where:

1
Is the Fixed Accumulation Value on the preceding Monthly Anniversary, plus interest from the Monthly Anniversary to the date of the calculation.

2
Is the total of your Net Premiums credited to the Fixed Account since the preceding Monthly Anniversary, plus interest from the date premiums are credited to the date of the calculation.

3
Is the total of your transfers from the Variable Account to the Fixed Account since the preceding Monthly Anniversary, plus interest from the date of transfer to the date of the calculation.

4
Is the total of your Loan Amounts transferred from the Variable Account since the preceding Monthly Anniversary.

5
Is the total of your transfers to the Variable Account from the Fixed Account since the preceding Monthly Anniversary, plus interest from the date of transfer to the date of the calculation.

6
Is the total of your partial withdrawals from the Fixed Account since the preceding Monthly Anniversary, plus interest from the date of withdrawal to the date of the calculation.

     If the date of the calculation is a Monthly Anniversary, we also reduce the
Fixed Accumulation Value by the applicable Monthly Deduction for the Policy
Month following the Monthly Anniversary.

     The minimum interest rate applied in the calculation of the Fixed
Accumulation Value is an effective annual rate of 3%. Interest in excess of the minimum rate may be applied in the calculation of your Fixed Accumulation Value in a manner which our Board of Directors determines.

                                       B-2

                                   APPENDIX C

                            MAXIMUM SURRENDER CHARGES
                            PER $1,000 OF FACE AMOUNT

 ISSUE                                           ISSUE
  AGE*      MALE        FEMALE       UNISEX      AGE*        MALE         FEMALE        UNISEX
-------  ----------   ----------   ----------   ------   -----------   -----------   -----------

    0     $  5.35      $  5.30      $  5.34       43      $  24.39      $  22.02      $  23.90
    1        5.58         5.44         5.55       44         25.25         22.68         24.72
    2        5.81         5.58         5.76       45         26.00         23.39         25.60
    3        6.04         5.72         5.98       46         27.08         24.12         26.47
    4        6.27         5.86         6.19       47         28.06         24.89         27.40
    5        6.50         6.00         6.40       48         29.12         25.72         28.41
    6        6.73         6.14         6.61       49         30.25         26.61         29.49
    7        6.96         6.28         6.82       50         31.48         27.56         30.66
    8        7.19         6.42         7.04       51         32.80         28.57         31.91
    9        7.42         6.56         7.25       52         34.22         29.66         33.26
   10        7.65         6.70         7.46       53         35.75         30.81         34.70
   11        7.88         6.84         7.67       54         37.40         32.05         36.26
   12        8.11         6.98         7.88       55         38.75         33.37         37.90
   13        8.34         7.12         8.10       56         39.84         34.68         39.09
   14        8.57         7.26         8.31       57         40.92         36.08         40.28
   15        8.80         7.40         8.52       58         42.01         37.62         41.46
   16        9.17         7.71         8.88       59         43.09         39.28         42.65
   17        9.54         8.02         9.24       60         44.18         41.10         43.84
   18        9.91         8.33         9.59       61         45.26         43.08         45.03
   19       10.28         8.64         9.95       62         46.35         45.24         46.22
   20       10.65         8.95        10.31       63         47.43         47.30         47.40
   21       11.02         9.26        10.67       64         48.52         48.90         48.59
   22       11.39         9.57        11.03       65         49.60         50.50         49.78
   23       11.76         9.88        11.38       66         49.04         50.07         49.25
   24       12.13        10.19        11.74       67         48.48         49.64         48.71
   25       12.50        10.50        12.10       68         47.92         49.21         48.18
   26       13.15        11.05        12.73       69         47.36         48.78         47.64
   27       13.80        11.60        13.36       70         46.80         48.35         47.11
   28       14.45        12.15        13.99       71         46.24         47.92         46.58
   29       15.10        12.70        14.62       72         45.68         47.49         46.04
   30       15.75        13.25        15.25       73         45.12         47.06         45.51
   31       16.40        13.80        15.88       74         44.56         46.63         44.97
   32       17.05        14.35        16.51       75         44.00         46.20         44.44
   33       17.70        14.90        17.14       76         43.49         46.12         44.01
   34       18.35        15.45        17.77       77         42.97         46.05         43.59
   35       19.00        16.00        18.40       78         42.46         45.97         43.16
   36       19.70        16.85        19.13       79         41.94         45.89         42.73
   37       20.30        17.70        19.86       80         41.43         45.82         42.30
   38       20.87        18.55        20.54       81         40.91         45.74         41.88
   39       21.48        19.40        21.12       82         40.40         45.66         41.45
   40       22.14        20.25        21.75       83         39.88         45.58         41.02
   41       22.84        20.81        22.42       84         39.37         45.51         40.59
   42       23.59        21.40        23.14       85         38.85         45.43         40.16

------------------
*Based on the Insured's age on the Policy Date, or on the Effective Date of any
 increase in face amount, as appropriate.

                                       C-1

                                   APPENDIX D

                             MONTHLY AMOUNT CHARGES
                           PER $1,000 OF FACE AMOUNT*

                     MALE                           FEMALE                          UNISEX
         -----------------------------   -----------------------------   ----------------------------
 ISSUE    FACE AMOUNT     FACE AMOUNT     FACE AMOUNT     FACE AMOUNT     FACE AMOUNT     FACE AMOUNT
 AGE**       BAND 1        BANDS 2-4         BAND 1        BANDS 2-4         BAND 1        BANDS 2-4
-------  -------------   -------------   -------------   -------------   -------------   ------------

    0      $  0.045        $  0.020        $  0.020        $  0.006        $  0.040        $  0.017
    1         0.050           0.020           0.025           0.006           0.045           0.017
    2         0.055           0.020           0.029           0.006           0.049           0.017
    3         0.060           0.020           0.033           0.006           0.054           0.017
    4         0.065           0.020           0.037           0.006           0.059           0.017
    5         0.070           0.020           0.041           0.006           0.064           0.017
    6         0.075           0.023           0.045           0.008           0.069           0.020
    7         0.080           0.026           0.050           0.009           0.074           0.022
    8         0.085           0.029           0.054           0.011           0.078           0.025
    9         0.090           0.032           0.058           0.012           0.083           0.028
   10         0.095           0.035           0.062           0.014           0.088           0.030
   11         0.100           0.038           0.066           0.015           0.093           0.033
   12         0.105           0.041           0.070           0.017           0.098           0.036
   13         0.110           0.044           0.075           0.018           0.103           0.038
   14         0.115           0.046           0.079           0.020           0.107           0.041
   15         0.120           0.046           0.083           0.021           0.112           0.044
   16         0.121           0.046           0.084           0.024           0.114           0.046
   17         0.123           0.046           0.085           0.027           0.115           0.049
   18         0.124           0.046           0.087           0.030           0.117           0.051
   19         0.126           0.046           0.088           0.034           0.118           0.054
   20         0.127           0.046           0.089           0.037           0.119           0.056
   21         0.129           0.048           0.090           0.040           0.121           0.059
   22         0.130           0.050           0.092           0.043           0.122           0.061
   23         0.132           0.053           0.093           0.046           0.124           0.064
   24         0.133           0.056           0.094           0.049           0.125           0.066
   25         0.135           0.059           0.095           0.052           0.127           0.069
   26         0.143           0.064           0.102           0.059           0.134           0.076
   27         0.151           0.068           0.108           0.065           0.142           0.083
   28         0.159           0.074           0.114           0.072           0.150           0.090
   29         0.167           0.080           0.120           0.078           0.157           0.097
   30         0.175           0.086           0.127           0.085           0.165           0.105
   31         0.183           0.093           0.133           0.092           0.173           0.112
   32         0.191           0.102           0.139           0.098           0.180           0.119
   33         0.199           0.111           0.145           0.105           0.188           0.126
   34         0.207           0.121           0.152           0.111           0.196           0.133
   35         0.215           0.133           0.158           0.118           0.203           0.141
   36         0.228           0.146           0.169           0.128           0.216           0.155
   37         0.242           0.160           0.180           0.138           0.229           0.169
   38         0.255           0.175           0.190           0.148           0.242           0.183
   39         0.269           0.192           0.201           0.159           0.255           0.198
   40         0.282           0.210           0.212           0.169           0.268           0.212
   41         0.296           0.228           0.223           0.179           0.281           0.226
   42         0.309           0.248           0.234           0.189           0.294           0.241

------------------
 *Rates for Face Amount Band 1 rates apply to the initial Face Amount if less than $100,000, and to any increase in face amount less than $100,000. Rates for Face Amount Bands 2-4 apply to the initial Face Amount if $100,000 or larger, and to any increase in face amount of $100,000 or larger.

**Based on the Insured's age on the Policy Date, or on the Effective Date of
  any increase in face amount, as appropriate.

                                       D-1

                                   APPENDIX D

                             MONTHLY AMOUNT CHARGES
                           PER $1,000 OF FACE AMOUNT*

                     MALE                           FEMALE                          UNISEX
         -----------------------------   -----------------------------   ----------------------------
 ISSUE    FACE AMOUNT     FACE AMOUNT     FACE AMOUNT     FACE AMOUNT     FACE AMOUNT     FACE AMOUNT
 AGE**       BAND 1        BANDS 2-4         BAND 1        BANDS 2-4         BAND 1        BANDS 2-4
-------  -------------   -------------   -------------   -------------   -------------   ------------

   43         0.323           0.269           0.245           0.199           0.307           0.255
   44         0.336           0.284           0.255           0.209           0.320           0.269
   45         0.350           0.300           0.266           0.220           0.333           0.284
   46         0.375           0.321           0.281           0.236           0.356           0.304
   47         0.400           0.343           0.296           0.252           0.380           0.324
   48         0.426           0.364           0.311           0.268           0.403           0.345
   49         0.451           0.386           0.326           0.284           0.426           0.365
   50         0.477           0.407           0.341           0.300           0.450           0.386
   51         0.502           0.429           0.356           0.317           0.473           0.406
   52         0.527           0.450           0.371           0.333           0.496           0.427
   53         0.553           0.472           0.386           0.349           0.520           0.447
   54         0.578           0.493           0.401           0.365           0.543           0.467
   55         0.604           0.515           0.416           0.381           0.566           0.488
   56         0.652           0.556           0.450           0.410           0.611           0.527
   57         0.700           0.597           0.483           0.438           0.656           0.565
   58         0.747           0.639           0.516           0.467           0.701           0.604
   59         0.795           0.680           0.550           0.495           0.746           0.643
   60         0.843           0.721           0.583           0.524           0.791           0.682
   61         0.891           0.763           0.616           0.552           0.836           0.720
   62         0.939           0.804           0.650           0.581           0.881           0.759
   63         0.987           0.845           0.683           0.609           0.926           0.798
   64         1.035           0.887           0.716           0.638           0.971           0.837
   65         1.083           0.928           0.750           0.666           1.016           0.876
   66         1.191           1.000           0.816           0.721           1.116           0.944
   67         1.300           1.072           0.883           0.775           1.216           1.013
   68         1.408           1.144           0.950           0.830           1.316           1.081
   69         1.516           1.217           1.016           0.884           1.416           1.150
   70         1.625           1.289           1.083           0.939           1.516           1.219
   71         1.733           1.361           1.150           0.993           1.616           1.287
   72         1.841           1.433           1.216           1.048           1.716           1.356
   73         1.950           1.505           1.283           1.102           1.816           1.425
   74         2.058           1.577           1.350           1.157           1.916           1.493
   75         2.166           1.650           1.416           1.211           2.016           1.562
   76         2.283           1.710           1.504           1.257           2.127           1.619
   77         2.400           1.770           1.591           1.302           2.238           1.676
   78         2.516           1.830           1.679           1.348           2.349           1.733
   79         2.633           1.890           1.766           1.393           2.460           1.790
   80         2.750           1.950           1.854           1.439           2.570           1.847
   81         2.866           2.010           1.941           1.484           2.681           1.904
   82         2.983           2.070           2.029           1.530           2.792           1.962
   83         3.100           2.130           2.116           1.575           2.903           2.019
   84         3.216           2.190           2.204           1.621           3.014           2.076
   85         3.333           2.250           2.291           1.666           3.125           2.133

------------------
 *Rates for Face Amount Band 1 rates apply to the initial Face Amount if less than $100,000, and to any increase in face amount less than $100,000. Rates for Face Amount Bands 2-4 apply to the initial Face Amount if $100,000 or larger, and to any increase in face amount of $100,000 or larger.

**Based on the Insured's age on the Policy Date, or on the Effective Date of
  any increase in face amount, as appropriate.

                                       D-2